                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                                                     Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                                     Registration No. 333-130545

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[238,567,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC3

            (SURF SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                                 JUNE [6], 2006

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                             FREE WRITING PROSPECTUS
                                  JUNE 6, 2006

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-BC3

                           $238,567,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                                        EXPECTED
                                             WAL (YRS)   PRINCIPAL WINDOW                       EXPECTED     STATED     RATINGS
              APPROX                         (CALL(4)/       (CALL(4)/     PAYMENT  INTEREST     FINAL       FINAL     (MOODY'S/
   CLASS   SIZE ($)(6)        COUPON         MATURITY)       MATURITY)      DELAY    ACCRUAL  MATURITY(4) MATURITY(5)     S&P)
   -----   ----------- -------------------- ----------- ------------------ ------- ---------- ----------- ----------- -----------
Class A-1  384,110,000                                 Information not provided hereby                                  Aaa/AAA
Class A-2A 148,308,000                                 Information not provided hereby                                  Aaa/AAA
Class A-2B  47,565,000                                 Information not provided hereby                                  Aaa/AAA
Class A-2C  63,990,000 LIBOR + [ ] (1), (2) 3.50 / 3.50 28 - 73 / 28 - 73     0    Actual/360   Jul-2012    Jun-2037    Aaa/AAA
Class A-2D  21,152,000 LIBOR + [ ] (1), (2) 6.46 / 8.44 73 - 78 / 73 - 167    0    Actual/360   Dec-2012    Jun-2037    Aaa/AAA
Class M-1   31,450,000 LIBOR + [ ] (1), (3) 4.78 / 5.32 45 - 78 / 45 - 160    0    Actual/360   Dec-2012    Jun-2037   Aa1 / AA+
Class M-2   28,050,000 LIBOR + [ ] (1), (3) 4.65 / 5.18 43 - 78 / 43 - 153    0    Actual/360   Dec-2012    Jun-2037   Aa2 / AA
Class M-3   16,575,000 LIBOR + [ ] (1), (3) 4.59 / 5.09 42 - 78 / 42 - 145    0    Actual/360   Dec-2012    Jun-2037   Aa3 / AA
Class M-4   15,300,000 LIBOR + [ ] (1), (3) 4.55 / 5.04 41 - 78 / 41 - 139    0    Actual/360   Dec-2012    Jun-2037   A1 / AA-
Class M-5   14,450,000 LIBOR + [ ] (1), (3) 4.52 / 4.98 40 - 78 / 40 - 133    0    Actual/360   Dec-2012    Jun-2037    A2 / A+
Class M-6   13,175,000 LIBOR + [ ] (1), (3) 4.50 / 4.93 39 - 78 / 39 - 127    0    Actual/360   Dec-2012    Jun-2037    A3 / A
Class B-1   13,175,000 LIBOR + [ ] (1), (3) 4.48 / 4.88 39 - 78 / 39 - 120    0    Actual/360   Dec-2012    Jun-2037   Baa1 / A-
Class B-2   11,900,000 LIBOR + [ ] (1), (3) 4.45 / 4.79 38 - 78 / 38 - 111    0    Actual/360   Dec-2012    Jun-2037  Baa2 / BBB+
Class B-3    9,350,000 LIBOR + [ ] (1), (3) 4.45 / 4.70 38 - 78 / 38 - 102    0    Actual/360   Dec-2012    Jun-2037  Baa3 / BBB
           -----------
TOTAL
OFFERED:   818,550,000
           ===========

1)   Subject to the related Available Funds Cap and the related Maximum Rate
     Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)   Latest maturity date for any mortgage loan plus one year.

6) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Colin Sheen                   212-449-3659      colin_sheen@ml.com
Gregory Ikhilov               212-449-3659      gregory_ikhilov@ml.com
Roger Ashworth                212-449-3659      roger_ashworth@ml.com
Edgar Seah                    +81 3 6225 7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Alan Chan                     212-449-8140      alan_chan@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com

MOODY'S
Keren Gabay                   212-553-2728      keren.gabay@moodys.com

STANDARD & POOR'S
Rebecca Neary                 212-438-3026      Rebecca_Neary@standardandpoors.com
James Taylor                  212-438-6067      James_taylor@standardandpoors.com

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

TITLE OF OFFERED         Specialty Underwriting & Residential Finance ("SURF"),
CERTIFICATES             Mortgage Loan Asset-Backed Certificates, Series
                         2006-BC3, consisting of:

                         Class A-1 Certificates, Class A-2A, Class A-2B, Class
                         A-2C and Class A-2D Certificates (collectively, the
                         "Class A-2 Certificates", and together, with the Class
                         A-1 Certificates, the "Class A Certificates"), Class
                         M-1, Class M-2, Class M-3, Class M-4, Class M-5, and
                         Class M-6 Certificates (collectively, the "Class M
                         Certificates"), Class B-1, Class B-2 and Class B-3
                         Certificates (collectively, the "Class B
                         Certificates"), The Class M and Class B Certificates are collectively known as the "Subordinate
                         Certificates". The Class A, Class M, Class B
                         Certificates are collectively known as the "Offered
                         Certificates".

LEAD MANAGER             Merrill Lynch, Pierce, Fenner & Smith Incorporated

ISSUING ENTITY           Specialty Underwriting and Residential Finance Trust,
                         Series 2006-BC3

DEPOSITOR                Merrill Lynch Mortgage Investors, Inc.

SPONSOR                  Merrill Lynch Mortgage Lending Inc.

SERVICER                 Wilshire Credit Corporation

TRUSTEE                  US Bank N.A.

SWAP COUNTERPARTY        [To be determined]

CAP PROVIDER             [To be determined]

CUT-OFF DATE             June 1, 2006

PRICING DATE             On or about June [7], 2006

CLOSING DATE             On or about June [27], 2006

DISTRIBUTION DATES       Distribution of principal and interest on the offered
                         certificates will be made on the 25th day of each month
                         or, if such day is not a business day, on the first
                         business day thereafter, commencing in July 2006.

ERISA CONSIDERATIONS     The offered certificates will be ERISA eligible as of
                         the Closing Date. However, while any interest rate swap
                         agreement is in effect, employee benefit plans or other
                         retirement arrangements may not acquire the
                         certificates covered thereby unless such acquisition
                         and holding is covered by and exempt under one of the
                         investor-based exemptions issued by the Department of
                         Labor. Investors should consult with their counsel with
                         respect to the consequences under ERISA and the
                         Internal Revenue Code of an ERISA Plan's acquisition
                         and ownership of such Certificates.

LEGAL INVESTMENT         The offered certificates will not constitute
                         "mortgage-related securities" for the purposes of
                         SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with
                         respect to which elections will be made to treat each
                         as a "real estate mortgage investment conduit"
                         ("REMIC").

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

OPTIONAL TERMINATION     The Trustee will attempt to terminate the trust when
                         the aggregate stated principal balance of the Mortgage
                         Loans as of the last day of the related collection
                         period is less than or equal to 10% of the aggregate
                         stated principal balance of the Mortgage Loans as of
                         the Cut-Off Date. The termination will be effected by
                         auctioning the remaining trust assets via a
                         solicitation of bids from at least three bidders. Any
                         such termination will occur only if the highest bid
                         received is at least equal to the sum of (i) the
                         aggregate outstanding stated principal balance of the
                         Mortgage Loans, plus accrued interest thereon, (ii) any
                         unreimbursed out-of-pocket costs and expenses and the
                         principal portion of Advances, in each case previously
                         incurred by the Servicer in the performance of its
                         servicing obligations or by the Trustee in the
                         performance of its obligations, including conducting
                         the auction and (iii) certain other amounts specified
                         in the prospectus supplement.

MORTGAGE LOANS           The mortgage pool will consist of fixed rate and
                         adjustable rate, first and second lien, sub-prime
                         mortgage loans ("Mortgage Loans") originated under the
                         SURF program and will be serviced by Wilshire Capital
                         Corporation. The information described herein is based
                         on a pool of Mortgage Loans having an aggregate
                         principal balance of approximately $828,204,287, as of
                         the Statistical Calculation Date of June 1, 2006. The
                         pool of Mortgage Loans have an aggregate principal
                         balance of approximately $850,000,000 as of the Cut-off
                         Date of June 1, 2006.

                         The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $417,000 if a single-unit property (or
                         625,500 if the property is located in Hawaii or Alaska), $533,850 if a two-unit property (or $800,775 if the property is located in Hawaii or Alaska), $645,300 if a three-unit property (or $967,950 if the property is located in Hawaii or Alaska), or $801,950 if a four-unit property (or $1,202,925 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $208,500 (or $312,750 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE          Approximately [$818,550,000]

ADMINISTRATIVE FEES      The Servicer and the Trustee will be paid fees
                         aggregating approximately 50.00 bps per annum (payable
                         monthly) on the stated principal balance of the
                         Mortgage Loans.

CREDIT ENHANCEMENTS      1.   Excess Interest
                         2.   Over-Collateralization
                         3.   Subordination
                         4.   Net Swap Payments received from the Swap
                              Counterparty (if any)

EXCESS INTEREST          Excess interest cashflow will be available as credit
                         enhancement.

OVER-COLLATERALIZATION   The over-collateralization ("O/C") amount is equal to
                         the excess of the aggregate principal balance of the
                         Mortgage Loans over the aggregate principal balance of
                         the Offered Certificates. On the Closing Date, the O/C
                         amount will equal approximately 3.70% of the aggregate
                         principal balance of the Mortgage Loans as of the
                         Cut-Off Date. The trust fund will apply some or all of
                         the Excess Interest as principal payments on the Class
                         A Certificates until the O/C target is reached,
                         resulting in a limited acceleration of principal of the
                         Offered Certificates relative to the Mortgage Loans.
                         Once the O/C target amount is reached, the acceleration
                         feature will cease, unless it becomes necessary again
                         to maintain the O/C target amount as described below:

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                           Initial: 3.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date
                           Target: 3.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 7.40% of current mortgage balance on or after stepdown
                           Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

SUBORDINATION:              CLASSES    RATING (M/S)   SUBORDINATION (1)
                            -------    ------------   -----------------
                            Class A      Aaa / AAA          21.75%
                           Class M-1     Aa1 / AA+          18.05%
                           Class M-2     Aa2 / AA           14.75%
                           Class M-3     Aa3 / AA           12.80%
                           Class M-4     A1 / AA-           11.00%
                           Class M-5     A2 / A+             9.30%
                           Class M-6      A3 / A             7.75%
                           Class B-1     Baa1 / A-           6.20%
                           Class B-2    Baa2 / BBB+          4.80%
                           Class B-3    Baa3 / BBB           3.70%

(1) The subordination includes the initial over-collateralization level of approximately 3.70%.

CLASS SIZES:                CLASSES    RATING (M/S)   CLASS SIZES
                            -------    ------------   -----------
                            Class A      Aaa / AAA       78.25%
                           Class M-1     Aa1 / AA+        3.70%
                           Class M-2     Aa2 / AA         3.30%
                           Class M-3     Aa3 / AA         1.95%
                           Class M-4     A1 / AA-         1.80%
                           Class M-5     A2 / A+          1.70%
                           Class M-6      A3 / A          1.55%
                           Class B-1    Baa1 / A-         1.55%
                           Class B-2    Baa2 / BBB+       1.40%
                           Class B-3    Baa3 / BBB        1.10%

INTEREST ACCRUAL           Interest on the Offered Certificates will initially
                           accrue from the Closing Date to (but excluding) the
                           first Distribution Date, and thereafter, from the
                           prior Distribution Date to (but excluding) the
                           current Distribution Date, on an actual/360 basis.

COUPON STEP UP             If the optional termination of the Certificates does
                           not occur on the first distribution date on which it
                           can occur, (i) the margins on each class of the Class
                           A Certificates will increase to 2x their respective
                           margins, and (ii) the margins on each class of the
                           Subordinate Certificates will increase to 1.5x their
                           respective margins in each case on the following
                           Distribution Date.

SWAP CONTRACT              The Issuing Entity will include a swap derivative
<PRELIMINARY AND SUBJECT   contract for the benefit of the Certificates (the
TO REVISION>               "Swap Contract") to (i) protect against interest rate
                           risk from upward movement in one-month LIBOR, (ii)
                           diminish basis risk associated with the hybrid
                           adjustable-rate mortgage loans and (iii) provide
                           additional credit enhancement in respect of the
                           Certificates. On each Distribution Date, the Issuing
                           Entity will be required to make payments to the Swap
                           Counterparty based on the applicable fixed rate and
                           on the applicable notional balance for the
                           Distribution Date specified in the schedule hereto
                           and the Issuing Entity will be entitled to receive
                           payments from the Swap Counterparty based on
                           one-month LIBOR and the applicable notional balance
                           for the Distribution Date specified in the schedule
                           hereto. The payments from the Issuing Entity to the
                           Swap Counterparty and from the Swap Counterparty to
                           the Issuing Entity on each Distribution Date will be
                           netted so that only the net payment (the "Net Swap
                           Payment") will be paid by the party owing the higher
                           of the two payments on such Distribution Date. Any
                           Net Swap Payment received from the Swap Counterparty
                           will be treated as available interest funds on the
                           relevant Distribution Date.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

AVAILABLE FUNDS CAPS       Class A-1 Certificates: The per annum rate equal to
                           12 times the excess of (A) the quotient of (x) the
                           total scheduled interest based on the Group 1 Net
                           Mortgage Rates in effect on the related due date,
                           divided by (y) the aggregate principal balance of the
                           Group I Mortgage Loans as of the first day of the
                           applicable due period, over (B) the quotient of (i)
                           the Net Swap Payment, if any, owed to the Swap
                           Counterparty, divided by (ii) the aggregate principal
                           balance of the Mortgage Loans as of the first day of
                           the applicable due period, multiplied by 30 and
                           divided by the actual number of days in the related
                           accrual period.

                           Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net
                           Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap
                           Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period.

                           Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2
                           Available Funds Cap.

                           "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS              The Class A-1, Class A-2 and the Subordinate
                           Certificates will each have the benefit of one of the
                           three cap contracts as specified below:

                                                                          1ML
                                                    NUMBER   BEGINNING  STRIKE,
                                                      OF   DISTRIBUTION  UPPER
                                     CLASS          MONTHS     DATE     COLLAR
                                     -----          ------ ------------ ------
                            Class A-1 Certificates     6     July 2006   9.86%
                            Class A-2 Certificates     6     July 2006   9.37%
                           Subordinate Certificates    6     July 2006   8.92%

                           Payments received on the related cap contract will be available to pay amounts to the holders of the related class or classes of Certificates, in respect of shortfalls arising as a result of the application of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A
                           Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS          The pass-through rates of each of the Offered
                           Certificates will also be subject to a related
                           "Maximum Rate Cap", which will be calculated in the
                           same manner as the related Available Funds Cap, but
                           based on the net maximum lifetime mortgage rates for
                           the adjustable rate Mortgage Loans and the net
                           mortgage rates for the fixed rate Mortgage Loans in
                           the related loan group rather than the net mortgage
                           rate. Any interest shortfall due to the application
                           of a Maximum Rate Cap will not be reimbursed.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

SHORTFALL REIMBURSEMENT    If on any Distribution Date the pass-through rate of
                           a class of Certificates is limited by the related
                           Available Funds Cap, the amount of such interest that
                           would have been distributed if such pass-through rate
                           had not been so limited by the related Available
                           Funds Cap, up to but not exceeding the greater of (i)
                           the related Maximum Rate Cap and (ii) the lesser of
                           (A) One Month LIBOR and (B) the applicable rate for
                           the related class or classes of certificates shown
                           under the heading "1ML Strike, Upper Collar", under
                           the heading, "Cap Contracts" shown above), and the
                           aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at
                           such pass-through rate will be carried over to the
                           next Distribution Date until paid (herein referred to
                           as "Carryover"). Such reimbursement will be paid only
                           on a subordinated basis, as described below in the
                           "Cashflow Priority" section. No such Carryover will
                           be paid once the certificate principal balance of the
                           related Certificate has been reduced to zero.

CASHFLOW PRIORITY          1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and Subject
to Revision>               2.   Servicing Fees and Trustee Fees, as applicable.

                           3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap
                                Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract.

                           4. Available interest funds not used as provided in paragraph 3 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class
                                A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class
                                M-2 Certificates, then to the Class M-3
                                Certificates, then to the Class M-4
                                Certificates, then to the Class M-5
                                Certificates, then to the Class M-6
                                Certificates, then to the Class B-1
                                Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           5. Available principal funds, as follows: to pay to the Swap Counterparty any swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the Issuing Entity is the defaulting party or an affected party under the Swap Contract.

                           6. Available principal funds not used as provided in paragraph 5 above, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to each the Class B-1
                                Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           7. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                           8. Excess interest to pay subordinate principal shortfalls.

                           9. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                           10. Excess interest to pay to the Swap Counterparty any swap termination payment owed to the Swap
                                Counterparty pursuant to the Swap Contract in the event that the Swap Counterparty is the defaulting party or the sole affected party under the Swap Contract.

                           11. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                           Payments received on the related Cap Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A
                           Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     Amounts allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates shall be distributed as follows: sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2D Certificates until its Certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and the O/C Amount have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

 CLASS A    43.50%
CLASS M-1   36.10%
CLASS M-2   29.50%
CLASS M-3   25.60%
CLASS M-4   22.00%
CLASS M-5   18.60%
CLASS M-6   15.50%
CLASS B-1   12.40%
CLASS B-2    9.60%
CLASS B-3    7.40%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1.   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

          a.   July 2009 Distribution Date; and

          b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below).

2.   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS          The first Distribution Date on which the Senior
PRINCIPAL DISTRIBUTION     Enhancement Percentage (i.e., the sum of the
DATE                       outstanding principal balance of the subordinate
                           Certificates and the O/C amount divided by the
                           aggregate stated principal balance of the Mortgage
                           Loans) is greater than or equal to the Senior
                           Specified Enhancement Percentage (including O/C),
                           which is equal to two times the initial Class A
                           subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                           43.50%

                           or

                           (18.05%+3.70%)*2

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

STEP DOWN LOSS TRIGGER     The situation that exists with respect to any
EVENT                      Distribution Date after the Stepdown Date, if (a) the
<Preliminary and           quotient of (1) the aggregate Stated Principal
Subject to Revision>       Balance of all Mortgage Loans 60 or more days
                           delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of
                           all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           [36.75]% and (ii) the Required Percentage or (b) the
                           quotient (expressed as a percentage)of (1) the
                           aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month
                           preceding such Distribution Date and (2) the
                           aggregate principal balance of the Mortgage Loans as
                           of the Cut-off Date exceeds the Required Loss
                           Percentage.

                               DISTRIBUTION DATE
                                   OCCURRING                LOSS PERCENTAGE
                               -----------------            ---------------
                           July 2008 - June 2009      [1.50]% with respect to
                                                      July 2008, plus an
                                                      additional 1/12th of
                                                      [1.85]% for each month
                                                      thereafter

                           July 2009 - June 2010      [3.35]% with respect to
                                                      July 2009, plus an
                                                      additional 1/12th of
                                                      [1.90]% for each month
                                                      thereafter

                           July 2010 - June 2011      [5.25]% with respect to
                                                      July 2010, plus an
                                                      additional 1/12th of
                                                      [1.50]% for each month
                                                      thereafter

                           July 2011 - June 2012      [6.75]% with respect to
                                                      July 2011, plus an
                                                      additional 1/12th of
                                                      [0.80]% for each month
                                                      thereafter

                           July 2012 and thereafter   [7.55]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                           The Certificates will be described in more detail in a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans will be contained in the Prospectus.

PROSPECTUS                 The following tables describe the Mortgage Loans and
                           the related mortgaged properties as of the
                           Statistical Calculation Date. The sum of the columns
                           below may not equal the total indicated due to
                           rounding.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance   $828,204,287
Aggregate Original Principal Balance      $828,752,808
Number of Mortgage Loans                         4,949

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $795,000     $167,459
Outstanding Principal Balance   $     0   $795,000     $167,348

                                                       WEIGHTED
                                 MINIMUM   MAXIMUM   AVERAGE (2)
                                 -------   -------   -----------
Original Term (mos)                 120       360         350
Stated remaining Term (mos)(4)      119       360         347
Loan Age (mos)(4)                     0        17           2
Current Interest Rate             5.400%   13.990%      8.267%
Initial Interest Rate Cap (3)     1.000%    3.000%      2.610%
Periodic Rate Cap (3)             1.000%    3.000%      1.022%
Gross Margin (3)                  2.000%   10.550%      6.272%
Maximum Mortgage Rate (3)        11.750%   18.500%     14.520%
Minimum Mortgage Rate (3)         3.000%   12.150%      7.947%
Months to Roll (3)(4)                 1        58          26
Original Loan-to-Value            11.03%   100.00%      81.56%
Combined Loan-to-Value            11.03%   100.00%      87.26%
Credit Score                        501       809         614

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2016   06/01/2036

                           PERCENT OF MORTGAGE POOL
                           ------------------------
LIEN POSITION
1st Lien                            94.60%
2nd Lien                             5.40%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
OCCUPANCY
Primary                             96.99%
Second Home                          0.54%
Investment                           2.47%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
LOAN TYPE
Fixed Rate                          20.32%
ARM                                 79.68%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
AMORTIZATION TYPE
Fully Amortizing                    56.62%
Interest-Only                       18.79%
Balloon                             24.58%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
YEAR OF ORIGINATION
2004                                 0.03%
2005                                 8.05%
2006                                91.92%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
LOAN PURPOSE
Purchase                            36.92%
Refinance - Rate/Term                3.98%
Refinance - Cashout                 59.10%

                           PERCENT OF MORTGAGE POOL
                           ------------------------
PROPERTY TYPE
Single Family                       75.38%
Planned Unit Development            15.62%
Two- to Four-Family                  4.09%
Condominium                          3.70%
Townhouse                            0.77%
Rowhouse                             0.38%
Manufactured Housing                 0.07%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-Off Date.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

MORTGAGE RATES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF MORTGAGE RATES          LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
-----------------------        -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
5.500% or less                       1  $     67,297    0.01%   5.400%    590     $ 67,297    80.00%  50.85%  100.00%   0.00%
5.501% to 6.000%                    11     2,892,432    0.35    5.951     658      262,948    74.01   44.34    38.55   31.06
6.001% to 6.500%                    68    16,918,411    2.04    6.386     637      248,800    75.91   43.40    78.64   29.70
6.501% to 7.000%                   302    70,651,139    8.53    6.867     628      233,944    76.25   42.04    60.51   28.67
7.001% to 7.500%                   514   117,543,957   14.19    7.341     624      228,685    78.77   41.74    51.46   24.78
7.501% to 8.000%                  1037   217,079,651   26.21    7.812     617      209,334    80.47   42.20    44.92   24.16
8.001% to 8.500%                   705   133,723,046   16.15    8.295     610      189,678    81.25   42.59    36.06   15.31
8.501% to 9.000%                   745   125,525,504   15.16    8.780     598      168,491    82.07   42.09    33.55   14.60
9.001% to 9.500%                   356    51,573,100    6.23    9.298     592      144,868    82.87   41.43    37.22   11.16
9.501% to 10.000%                  297    36,376,416    4.39    9.771     589      122,480    86.35   41.81    45.50    8.90
10.001% to 10.500%                 125    10,791,142    1.30   10.277     608       86,329    89.15   42.31    48.51    0.48
10.501% to 11.000%                 216    14,385,710    1.74   10.840     649       66,601    95.03   42.18    30.81    0.31
11.001% to 11.500%                 147     9,557,395    1.15   11.335     657       65,016    97.25   42.88    17.07    0.00
11.501% to 12.000%                 216    11,186,648    1.35   11.851     649       51,790    98.73   42.78    14.84    0.00
12.001% to 12.500%                 137     6,952,948    0.84   12.271     631       50,751    99.07   44.17    30.76    0.00
12.501% to 13.000%                  64     2,623,210    0.32   12.850     628       40,988    99.27   44.45    20.37    0.00
13.001% to 13.500%                   6       285,539    0.03   13.275     615       47,590   100.00   41.23     0.00    0.00
13.501% to 14.000%                   2        70,741    0.01   13.990     629       35,370   100.00   36.54    29.33    0.00
                                 -----  ------------  ------   ------     ---     --------   ------   -----   ------   -----
TOTAL:                           4,949  $828,204,287  100.00%   8.267%    614     $167,348    81.56%  42.17%   43.10%  18.79%
                                 =====  ============  ======   ======     ===     ========   ======   =====   ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.267% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF                          OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
REMAINING MONTHS               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
TO STATED MATURITY               LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
109 to 120                           3  $    204,500    0.02%   8.349%    598     $ 68,167   55.47%   33.07%  100.00%   0.00%
169 to 180                         819    43,856,134    5.30   11.143     654       53,548   96.65    42.96    25.91    0.00
229 to 240                          45     3,650,736    0.44    8.966     614       81,127   83.26    39.16    66.08    0.00
337 to 348                           4       688,479    0.08    7.869     600      172,120   81.08    40.73    21.30   37.18
349 to 360                       4,078   779,804,438   94.16    8.103     612      191,222   80.71    42.15    43.96   19.93
                                 -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287  100.00%   8.267%    614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 347 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
--------------------------     -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less                    531  $ 17,429,655    2.10%  11.075%    639     $ 32,824   95.90%   41.51%   43.54%   0.49%
$50,001 to $100,000              1,136    85,631,790   10.34    9.501     619       75,380   85.33    40.12    53.38    3.90
$100,001 to $150,000             1,003   123,947,919   14.97    8.461     608      123,577   82.19    40.85    60.79    7.79
$150,001 to $200,000               721   125,418,140   15.14    8.096     610      173,950   80.73    42.29    51.55   14.68
$200,001 to $250,000               539   120,992,556   14.61    8.000     610      224,476   80.69    41.93    44.38   20.67
$250,001 to $300,000               348    94,897,916   11.46    7.877     614      272,695   79.77    42.41    37.99   25.47
$300,001 to $350,000               265    85,893,631   10.37    7.906     616      324,127   79.95    43.48    31.63   28.82
$350,001 to $400,000               181    67,970,902    8.21    7.977     618      375,530   80.16    43.02    23.09   27.85
$400,001 to $450,000               112    47,543,927    5.74    7.866     618      424,499   81.25    43.82    28.41   29.57
$450,001 to $500,000                69    32,952,306    3.98    8.112     614      477,570   80.76    43.93    20.24   26.10
$500,001 to $550,000                20    10,533,586    1.27    7.766     629      526,679   81.45    45.61    29.95   40.19
$550,001 to $600,000                13     7,504,636    0.91    7.823     613      577,280   84.10    42.52    47.01   38.63
$600,001 to $650,000                 5     3,116,243    0.38    8.071     649      623,249   77.61    46.69    40.10    0.00
$650,001 to $700,000                 2     1,374,900    0.17    7.375     633      687,450   82.36    46.52    49.92    0.00
$700,001 to $750,000                 3     2,201,178    0.27    7.912     608      733,726   81.45    29.35    65.95   32.10
$750,001 to $800,000                 1       795,000    0.10    6.590     621      795,000   75.00    49.64   100.00  100.00
                                 -----  ------------  ------   ------     ---     --------   -----    -----   ------  ------
TOTAL:                           4,949  $828,204,287  100.00%   8.267%    614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============  ======   ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the original principal balances of the Mortgage Loans ranged from approximately $10,000 to approximately $795,000 and the average original principal balance of the Mortgage Loans was approximately $167,459.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

PRODUCT TYPES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PRODUCT TYPES                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
15/30 Balloon Loans                780  $ 40,073,855     4.84%   11.396%    658     $ 51,377    99.16%  43.39%   24.51%   0.00%
20/30 Balloon Loans                  1        46,970     0.01    10.850     662       46,970   100.00   43.57     0.00    0.00
30/40 Balloon Loans                 52    11,583,403     1.40     7.551     612      222,758    78.04   43.42    73.58    0.00
10 Year Fixed Loans                  3       204,500     0.02     8.349     598       68,167    55.47   33.07   100.00    0.00
15 Year Fixed Loans                 39     3,782,279     0.46     8.466     609       96,982    70.10   38.38    40.73    0.00
20 Year Fixed Loans                 44     3,603,766     0.44     8.942     613       81,904    83.04   39.10    66.94    0.00
30 Year Fixed Loans                745   109,003,159    13.16     8.218     608      146,313    81.17   40.61    66.25    4.05
Six-Month LIBOR Loans               20     4,110,972     0.50     7.331     602      205,549    80.71   38.92    23.87    0.00
2/28 LIBOR Loans (Six-Month
   LIBOR Index)                  1,701   309,078,670    37.32     8.254     610      181,704    80.76   42.49    43.19   29.80
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR Index)         309    77,252,359     9.33     7.952     620      250,008    80.65   43.57    31.94    0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                     14     2,136,914     0.26     8.522     609      152,637    83.93   40.59    48.89    0.00
3/27 LIBOR Loans (Six-Month
   LIBOR Index)                    911   188,868,081    22.80     7.984     615      207,320    80.78   41.81    37.51   30.78
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR Index)         311    74,626,552     9.01     7.907     609      239,957    80.22   42.31    37.62    0.00
5/25 LIBOR Loans (Six-Month
   LIBOR Index)                     19     3,832,806     0.46     7.619     618      201,727    77.70   42.61    81.27   25.76
                                 -----  ------------   ------    ------    ----     --------   ------   -----   ------   -----
TOTAL:                           4,949  $828,204,287   100.00%    8.267%    614     $167,348    81.56%  42.17%   43.10%  18.79%
                                 =====  ============   ======    ======    ====     ========   ======   =====   ======   =====

AMORTIZATION TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
AMORTIZATION TYPE                LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-----------------              -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing                 2,877  $468,968,814    56.62%   8.282%     600     $163,006   80.61%   41.38%   49.27%   0.00%
Balloon                          1,453   203,583,138    24.58    8.591      623      140,112   83.99    43.06    34.92    0.00
24 Month Interest-Only               8     1,856,138     0.22    7.144      614      232,017   80.44    43.89    19.36  100.00
60 Month Interest-Only             609   153,568,192    18.54    7.807      646      252,165   81.24    43.37    35.38  100.00
120 Month Interest-Only              2       228,005     0.03    7.834      652      114,003   80.00    44.95    49.12  100.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----  ------
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
GEOGRAPHIC LOCATION              LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             71  $  7,585,573     0.92%    8.897%    602     $106,839   84.22%   41.81%   49.44%   8.20%
Alaska                               1       319,600     0.04     7.150     590      319,600   85.00    38.87   100.00    0.00
Arizona                            280    47,880,427     5.78     8.179     614      171,002   78.76    41.41    41.83   24.23
Arkansas                            22     2,056,939     0.25     8.922     621       93,497   83.57    36.08    44.20   10.27
California                         633   162,589,370    19.63     8.057     627      256,855   80.02    44.43    23.79   34.77
Colorado                            59     9,551,166     1.15     8.168     619      161,884   83.50    39.53    47.72   23.33
Connecticut                         47     9,105,428     1.10     7.828     598      193,733   82.74    42.45    53.78    7.45
Delaware                             8     1,569,941     0.19     7.593     607      196,243   84.84    46.41    70.04   10.61
District of Columbia                 6     1,701,662     0.21     7.777     588      283,610   59.86    45.09    61.99   17.81
Florida                            513    86,783,537    10.48     8.213     616      169,169   80.42    42.68    37.83   16.08
Georgia                            119    16,918,454     2.04     8.496     613      142,172   84.52    41.19    56.13   14.08
Hawaii                               2       377,298     0.05     8.241     579      188,649   77.10    37.24    63.01    0.00
Idaho                               17     2,542,413     0.31     8.372     599      149,554   77.77    38.46    40.25    3.56
Illinois                           295    48,878,125     5.90     8.655     617      165,689   83.65    43.27    43.28   14.06
Indiana                            115    12,512,584     1.51     8.504     606      108,805   85.31    39.27    59.90    2.79
Iowa                                22     2,647,919     0.32     8.445     620      120,360   87.25    39.17    55.20    0.00
Kansas                              35     3,389,277     0.41     8.576     606       96,836   85.73    39.23    87.07    8.83
Kentucky                            43     4,405,491     0.53     8.523     611      102,453   83.97    43.25    62.23   10.53
Louisiana                           51     5,926,540     0.72     8.243     617      116,207   85.60    40.71    53.41    0.00
Maine                               10     1,862,594     0.22     8.271     588      186,259   80.92    45.84    65.86    0.00
Maryland                           240    57,434,570     6.93     7.888     609      239,311   79.07    41.96    52.50   19.03
Massachusetts                       31     7,911,022     0.96     7.820     617      255,194   80.72    41.24    20.78   13.16
Michigan                           253    29,659,431     3.58     8.702     604      117,231   83.36    40.30    53.01    7.61
Minnesota                           77    11,590,635     1.40     8.455     625      150,528   80.89    43.87    47.92   38.95
Mississippi                         35     3,159,563     0.38     8.891     594       90,273   85.45    39.60    57.84    3.54
Missouri                           130    14,916,352     1.80     8.680     602      114,741   84.56    42.94    59.14   14.54
Montana                              7       726,535     0.09     9.295     590      103,791   83.56    45.07     0.00    0.00
Nebraska                            16     1,883,346     0.23     8.834     601      117,709   85.74    40.04    38.01    0.00
Nevada                              84    16,175,838     1.95     8.121     616      192,570   80.64    42.46    30.84   27.00
New Hampshire                       16     2,700,527     0.33     7.986     605      168,783   82.41    41.97    30.84    4.30
New Jersey                          58    14,398,903     1.74     8.163     601      248,257   80.89    36.50    44.92   18.74
New Mexico                          13     1,836,369     0.22     7.721     624      141,259   84.32    41.48    94.41    0.00
New York                           159    36,489,886     4.41     7.984     618      229,496   79.47    42.01    39.18   16.23
North Carolina                      64     8,698,403     1.05     8.965     605      135,913   84.59    40.59    47.28   11.13
North Dakota                         3       294,725     0.04     9.462     618       98,242   90.11    43.15    55.57    0.00
Ohio                               166    18,563,262     2.24     8.505     605      111,827   85.10    40.66    64.29    6.30
Oklahoma                            40     3,259,104     0.39     9.110     609       81,478   86.41    38.69    49.04    0.00
Oregon                              43     8,190,343     0.99     8.094     604      190,473   81.87    39.35    39.50   10.96
Pennsylvania                       116    17,448,235     2.11     8.020     607      150,416   83.64    40.23    57.96    5.72
Rhode Island                        24     5,133,779     0.62     7.883     602      213,907   80.05    43.61    39.84   22.98
South Carolina                      38     5,867,755     0.71     8.652     592      154,415   83.26    41.58    56.68   10.30
South Dakota                         3       166,850     0.02     9.116     631       55,617   80.93    44.26    34.14    0.00
Tennessee                          172    17,401,385     2.10     8.482     617      101,171   84.05    41.38    64.83   15.83
Texas                              342    33,363,665     4.03     8.821     610       97,555   84.29    42.08    51.51    5.58
Utah                                38     5,444,518     0.66     8.552     613      143,277   83.52    42.92    48.54    9.43
Vermont                              1       120,000     0.01    10.100     522      120,000   75.00    48.33   100.00    0.00
Virginia                           200    40,366,051     4.87     8.099     611      201,830   80.54    42.01    46.35   21.34
Washington                         116    21,005,363     2.54     8.326     611      181,081   83.25    39.87    41.16   17.53
West Virginia                       16     2,746,036     0.33     8.570     588      171,627   85.98    39.42    54.64    9.34
Wisconsin                           97    12,399,545     1.50     8.630     608      127,830   84.57    41.97    66.13    9.05
Wyoming                              2       247,950     0.03     8.439     607      123,975   83.90    37.72   100.00   60.98
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287   100.00%    8.267%    614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======   =====

No more than approximately 0.48% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      97  $ 13,488,102     1.63%    8.114%    582     $139,053   40.36%   37.33%   44.52%   6.31%
50.01% to 55.00%                    47     8,372,628     1.01     7.708     580      178,141   52.67    40.42    62.19    9.67
55.01% to 60.00%                    74    13,001,889     1.57     7.896     594      175,701   58.24    39.59    36.59    3.67
60.01% to 65.00%                   116    23,032,326     2.78     7.871     576      198,555   63.25    39.10    46.52    9.23
65.01% to 70.00%                   173    35,297,752     4.26     7.813     586      204,033   68.84    41.07    41.92    9.78
70.01% to 75.00%                   285    57,918,296     6.99     7.992     587      203,222   74.05    41.71    48.24    9.29
75.01% to 80.00%                 1,723   336,900,161    40.68     7.907     630      195,531   79.76    42.69    36.39   29.77
80.01% to 85.00%                   541   106,424,163    12.85     8.208     590      196,717   84.48    42.19    47.62   12.46
85.01% to 90.00%                   708   136,859,581    16.52     8.354     611      193,304   89.61    42.16    49.38   17.35
90.01% to 95.00%                   224    32,732,977     3.95     8.869     614      146,129   94.44    41.97    64.76   10.11
95.01% to 100.00%                  961    64,176,411     7.75    10.587     650       66,781   99.93    43.44    39.69    3.04
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%    8.267%    614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.03% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.40% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.63%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

COMBINED LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      97  $ 13,488,102     1.63%   8.114%     582     $139,053   40.36%   37.33%   44.52%   6.31%
50.01% to 55.00%                    46     8,218,709     0.99    7.681      581      178,668   52.63    40.37    63.35    9.85
55.01% to 60.00%                    70    12,434,122     1.50    7.922      594      177,630   58.20    39.81    38.02    3.84
60.01% to 65.00%                   115    22,622,826     2.73    7.861      576      196,720   63.27    39.03    47.36    9.40
65.01% to 70.00%                   171    35,072,144     4.23    7.811      585      205,100   68.73    41.27    42.07    9.84
70.01% to 75.00%                   247    51,441,978     6.21    7.992      581      208,267   74.03    41.62    53.45    8.31
75.01% to 80.00%                   522   108,464,540    13.10    8.031      586      207,786   79.20    41.00    42.57   11.28
80.01% to 85.00%                   516   104,056,849    12.56    8.173      590      201,661   84.26    42.07    47.43   12.79
85.01% to 90.00%                   707   136,992,777    16.54    8.329      612      193,766   89.17    42.08    48.00   17.32
90.01% to 95.00%                   322    50,713,886     6.12    8.735      617      157,497   90.16    42.12    52.10   13.92
95.01% to 100.00%                2,136   284,698,354    34.38    8.457      651      133,286   84.48    43.56    35.25   30.67
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.03% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 87.26%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 30.10% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.92%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

DEBT-TO-INCOME RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DEBT-TO-INCOME RATIOS            LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
---------------------          -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
20.00% or less                     118  $ 18,888,753     2.28%   8.136%     603     $160,074   78.14%   14.86%   29.94%  10.79%
20.01% to 25.00%                   135    18,545,027     2.24    8.328      600      137,371   77.21    22.73    44.39   14.28
25.01% to 30.00%                   265    35,927,906     4.34    8.232      606      135,577   79.53    27.90    56.28    9.62
30.01% to 35.00%                   452    67,782,058     8.18    8.178      603      149,960   79.81    32.65    56.08   11.40
35.01% to 40.00%                   747   116,480,820    14.06    8.310      611      155,931   82.02    37.78    48.38   15.46
40.01% to 45.00%                 1,145   190,497,314    23.00    8.297      618      166,373   81.31    42.79    37.78   21.40
45.01% to 50.00%                 1,661   304,367,042    36.75    8.287      620      183,243   82.48    47.74    36.97   23.37
50.01% to 55.00%                   411    73,232,926     8.84    8.171      608      178,182   82.21    51.75    57.41   13.48
55.01% to 60.00%                    15     2,482,439     0.30    8.049      610      165,496   82.66    55.70    78.00    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.52% to 57.73% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.17%.

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout              2,522  $489,430,205    59.10%   8.119%     598     $194,064   79.66%   41.78%   48.54%  13.73%
Purchase                         2,186   305,772,797    36.92    8.509      641      139,878   84.39    43.04    32.16   27.73
Refinance - Rate/Term              241    33,001,284     3.98    8.240      603      136,935   83.56    39.98    63.86   11.12
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                    3,831  $624,299,621    75.38%    8.255%    612     $162,960   81.37%   41.82%   43.85%  17.89%
Planned Unit Development           685   129,389,483    15.62     8.287     617      188,890   82.56    42.76    41.13   21.46
Two- to Four-Family                174    33,840,289     4.09     8.442     633      194,484   80.95    45.27    33.35   20.69
Condominium                        194    30,606,555     3.70     8.351     623      157,766   82.73    43.32    40.80   22.85
Townhouse                           35     6,344,843     0.77     7.897     601      181,281   82.14    43.31    49.13   28.94
Rowhouse                            25     3,157,587     0.38     7.768     595      126,303   73.36    41.24    81.17   11.26
Manufactured Housing                 5       565,908     0.07    10.052     570      113,182   77.81    40.06   100.00    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287   100.00%    8.267%    614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======   =====

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DOCUMENTATION                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Stated Documentation             2,445  $440,968,842   53.24%    8.466%     627     $180,355   81.27%   43.13%    0.00%  22.05%
Full Documentation               2,379   356,958,131   43.10     8.045      598      150,045   81.81    41.88   100.00   15.35
Lite Documentation                 125    30,277,314    3.66     7.997      608      242,219   82.73    31.70     0.00   11.99
                                 -----  ------------  ------     -----      ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287  100.00%    8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============  ======     =====      ===     ========   =====    =====   ======   =====

OCCUPANCY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
OCCUPANCY                        LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
---------                      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Primary                          4,790  $803,312,801    96.99%   8.256%     614     $167,706   81.65%   42.22%   43.16%  19.32%
Investment                         139    20,449,249     2.47    8.625      628      147,117   78.69    40.47    40.52    1.22
Second Home                         20     4,442,237     0.54    8.626      629      222,112   78.54    41.13    44.82    4.74
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE             MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
(MONTHS)                         LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
 0                                 109  $ 21,001,710     2.54%   8.192%     618     $192,676   79.63%   43.40%   45.11%  15.58%
 1                               1,424   262,894,697    31.74    8.190      616      184,617   81.32    41.72    41.21   19.96
 2                               1,291   218,211,788    26.35    8.176      616      169,025   82.27    42.18    46.57   16.05
 3                                 880   144,436,673    17.44    8.369      609      164,133   80.88    42.65    40.13   17.81
 4                                 820   115,632,106    13.96    8.512      619      141,015   82.90    42.71    46.20   21.41
 5                                 252    40,529,475     4.89    8.281      606      160,831   79.37    41.38    36.29   21.42
 6                                  75    11,020,642     1.33    8.424      589      146,942   79.03    41.21    43.60   18.01
 7                                  37     5,987,093     0.72    8.134      609      161,813   80.26    41.87    55.31   25.53
 8                                  20     2,768,804     0.33    8.349      608      138,440   85.87    42.37    42.32   21.90
 9                                  17     2,841,980     0.34    7.653      604      167,175   81.10    43.62    38.76   44.34
10                                   9       928,870     0.11    8.304      600      103,208   82.55    43.47    22.98    0.00
11                                  11     1,261,971     0.15    7.714      590      114,725   84.36    42.37    53.97    6.03
12                                   3       432,479     0.05    8.266      579      144,160   81.72    46.18    33.91    0.00
17                                   1       256,000     0.03    7.200      634      256,000   80.00    31.52     0.00  100.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----  ------
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PENALTY TERM                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
None                             1,279  $189,034,951    22.82%   8.648%     612     $147,799   82.86%   41.62%   45.78%  16.15%
6 Months                             1       198,400     0.02    8.000      603      198,400   80.00    38.07   100.00    0.00
12 Months                          229    50,444,183     6.09    8.374      618      220,280   80.12    41.48    37.89   23.68
13 Months                            5     1,866,750     0.23    8.147      621      373,350   79.19    40.50    30.27   30.27
24 Months                        1,712   294,726,969    35.59    8.200      615      172,154   81.39    42.90    39.52   21.56
30 Months                            1       370,123     0.04    8.440      626      370,123   90.00    50.47     0.00    0.00
36 Months                        1,683   285,016,248    34.41    8.068      615      169,350   81.16    41.92    45.91   17.21
48 Months                            2       172,908     0.02    8.818      627       86,454   82.75    46.51     0.00    0.00
60 Months                           37     6,373,754     0.77    8.220      586      172,264   80.38    41.87    50.31    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF CREDIT SCORES           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                        6  $    411,356     0.05%   9.418%      NA     $ 68,559   69.81%   36.83%  100.00%   0.00%
501 to 525                          71    11,358,081     1.37    8.884      516      159,973   72.77    41.45    67.07    0.00
526 to 550                         371    65,644,491     7.93    8.495      539      176,939   75.51    41.08    60.55    0.15
551 to 575                         546   100,523,092    12.14    8.360      564      184,108   78.64    40.85    53.11    4.59
576 to 600                         844   147,202,203    17.77    8.249      589      174,410   80.02    41.65    53.53   12.19
601 to 625                       1,110   186,624,683    22.53    8.150      612      168,130   82.28    42.71    50.45   17.96
626 to 650                         930   147,751,176    17.84    8.289      638      158,872   85.23    42.40    35.22   24.96
651 to 675                         542    86,282,858    10.42    8.267      661      159,193   83.81    42.98    23.06   31.89
676 to 700                         273    42,515,518     5.13    8.241      686      155,734   83.20    42.72    13.64   41.00
701 to 725                         129    20,058,327     2.42    8.070      711      155,491   83.67    44.67     9.22   44.06
726 to 750                          78    11,643,822     1.41    8.007      736      149,280   83.65    42.64    24.55   39.23
751 to 775                          38     6,614,017     0.80    8.070      761      174,053   83.91    43.47     2.60   53.27
776 to 800                           9     1,349,814     0.16    7.778      783      149,979   79.97    44.87     0.00   53.46
801 to 809                           2       224,849     0.03    8.460      809      112,424   84.00    30.18   100.00    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 614.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

CREDIT GRADE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
CREDIT GRADE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
A+                                 585  $ 92,019,268    11.11%   8.318%     631     $157,298   85.46%   42.29%   36.49%  21.11%
A                                1,548   257,718,398    31.12    8.184      607      166,485   81.74    42.47    51.43   17.24
A-                                 563   100,968,750    12.19    8.196      591      179,341   80.17    41.15    54.78   10.39
B                                  572   106,112,434    12.81    8.289      577      185,511   78.17    41.27    51.65   10.12
C                                  243    42,588,133     5.14    8.442      544      175,260   75.72    39.74    57.75    1.85
C-                                 176    32,834,110     3.96    8.515      543      186,557   71.01    40.66    63.22    0.93
SA1                                407    62,834,750     7.59    8.216      713      154,385   83.94    43.48     8.31   43.87
SA2                                279    40,379,049     4.88    8.381      672      144,728   83.76    44.39    12.41   36.67
SA3                                576    92,749,395     11.2    8.318      650      161,023   86.40    43.17    27.11   29.22
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           4,949  $828,204,287   100.00%   8.267%     614     $167,348   81.56%   42.17%   43.10%  18.79%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

GROSS MARGINS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF GROSS MARGINS           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
1.501% to 2.000%                     1  $    297,000     0.05%    7.700%    593     $297,000    77.34%  47.17%  100.00%   0.00%
2.001% to 2.500%                    13     3,097,269     0.47     7.624     601      238,251    77.76   41.20    53.05   28.12
2.501% to 3.000%                    14     3,739,875     0.57     7.298     615      267,134    77.91   46.95    44.68   24.04
3.001% to 3.500%                    11     2,470,867     0.37     7.396     615      224,624    81.25   46.15    74.71    4.19
3.501% to 4.000%                    30     6,874,861     1.04     7.768     615      229,162    83.48   40.82    34.28   20.28
4.001% to 4.500%                    32     7,102,753     1.08     6.739     640      221,961    77.54   41.37    52.78   36.99
4.501% to 5.000%                   164    40,807,730     6.18     7.025     627      248,828    76.25   41.91    52.03   34.52
5.001% to 5.500%                   292    66,236,912    10.04     7.437     620      226,839    79.70   41.40    52.09   26.10
5.501% to 6.000%                   647   141,528,298    21.45     7.826     618      218,745    79.96   42.83    39.18   26.50
6.001% to 6.500%                   637   133,147,333    20.18     7.952     617      209,023    80.85   43.20    40.05   23.35
6.501% to 7.000%                   637   119,829,087    18.16     8.437     609      188,115    80.97   41.76    31.60   19.00
7.001% to 7.500%                   418    73,175,037    11.09     8.796     600      175,060    82.94   42.50    34.58   18.04
7.501% to 8.000%                   252    41,752,213     6.33     9.076     594      165,683    82.31   42.64    37.34   18.46
8.001% to 8.500%                    88    13,697,943     2.08     9.300     589      155,658    84.33   40.50    35.10   11.04
8.501% to 9.000%                    34     4,474,852     0.68     9.785     590      131,613    86.23   40.35    51.52    4.34
9.001% to 9.500%                     9     1,021,875     0.15    10.021     594      113,542    87.86   38.46    18.76    0.00
9.501% to 10.000%                    4       314,949     0.05    11.203     590       78,737    86.20   36.91    33.32    0.00
10.001% to 10.500%                   1       147,500     0.02    11.350     588      147,500    30.29   18.64     0.00    0.00
10.501% to 11.000%                   1       190,000     0.03    10.800     643      190,000   100.00   40.79     0.00    0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   -----
TOTAL:                           3,285  $659,906,354   100.00%    8.093%    613     $200,885    80.68%  42.38%   39.74%  22.92%
                                 =====  ============   ======    ======     ===     ========   ======   =====   ======   =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.550% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.272% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
11.501% to 12.000%                   7  $  1,644,867     0.25%    5.956%    673     $234,981   75.12%   44.23%   29.59%  54.62%
12.001% to 12.500%                  28     7,734,581     1.17     6.369     662      276,235   78.48    43.32    65.99   38.98
12.501% to 13.000%                 147    38,193,703     5.79     6.858     631      259,821   75.74    41.55    44.50   32.27
13.001% to 13.500%                 272    68,315,108    10.35     7.263     625      251,158   78.53    41.84    46.97   30.65
13.501% to 14.000%                 585   133,355,262    20.21     7.680     618      227,958   79.95    42.41    40.48   28.51
14.001% to 14.500%                 462    97,178,709    14.73     7.951     615      210,344   80.27    42.50    36.31   18.76
14.501% to 15.000%                 661   131,702,504    19.96     8.252     608      199,247   81.19    42.36    37.39   22.79
15.001% to 15.500%                 378    67,747,116    10.27     8.539     609      179,225   82.05    43.11    33.85   19.21
15.501% to 16.000%                 337    58,833,134     8.92     8.947     600      174,579   82.53    43.00    35.12   15.33
16.001% to 16.500%                 195    28,607,476     4.34     9.361     597      146,705   84.48    41.60    42.16   14.31
16.501% to 17.000%                 145    19,489,179     2.95     9.836     578      134,408   85.66    42.24    49.33    8.30
17.001% to 17.500%                  35     4,225,433     0.64    10.397     569      120,727   81.82    39.66    58.00    1.23
17.501% to 18.000%                  28     2,066,222     0.31    10.800     588       73,794   87.61    37.72    62.45    0.00
18.001% to 18.500%                   5       813,061     0.12    11.499     614      162,612   88.09    44.68     5.65    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           3,285  $659,906,354   100.00%    8.093%    613     $200,885   80.68%   42.38%   39.74%  22.92%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.520% per annum.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         TOTAL MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
NEXT RATE ADJUSTMENT DATE        LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------------      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
July 2006                            4  $    984,362     0.15%   6.649%     598     $246,090    78.67%  39.50%   71.20%   0.00%
August 2006                          6       910,378     0.14    7.574      605      151,730    77.67   35.48    30.81    0.00
September 2006                       6     1,671,092     0.25    7.263      593      278,515    81.62   39.61     0.00    0.00
October 2006                         4       545,140     0.08    8.368      627      136,285    86.66   41.45     0.00    0.00
January 2007                         1       256,000     0.04    7.200      634      256,000    80.00   31.52     0.00  100.00
June 2007                            3       432,479     0.07    8.266      579      144,160    81.72   46.18    33.91    0.00
July 2007                            7     1,027,078     0.16    7.567      575      146,725    84.56   43.18    60.72    7.40
August 2007                          6       797,328     0.12    7.985      600      132,888    80.95   43.47    20.34    0.00
September 2007                      13     2,481,108     0.38    7.399      605      190,854    79.60   43.70    36.01   50.79
October 2007                        14     2,360,753     0.36    7.951      600      168,625    84.16   42.26    49.64   25.68
November 2007                       22     4,095,425     0.62    8.041      609      186,156    79.01   42.53    54.10   34.59
December 2007                       49     8,044,876     1.22    8.344      583      164,181    78.78   41.80    44.57   22.53
January 2008                       147    27,259,307     4.13    8.136      604      185,437    79.86   42.30    37.78   27.73
February 2008                      434    75,467,295    11.44    8.348      613      173,888    81.86   43.05    45.24   25.67
March 2008                         431    78,120,628    11.84    8.341      609      181,254    80.89   42.94    40.91   21.14
April 2008                         473    90,353,607    13.69    8.153      611      191,022    81.41   42.82    42.23   20.57
May 2008                           371    84,887,269    12.86    8.034      620      228,807    79.69   41.94    36.38   26.31
June 2008                           53    12,884,791     1.95    8.137      615      243,109    78.78   44.61    38.73   17.97
November 2008                        5       966,881     0.15    8.006      610      193,376    81.59   42.14    47.02    0.00
December 2008                        4       506,009     0.08    8.353      606      126,502    82.85   38.89    57.67   33.99
January 2009                        16     3,505,457     0.53    7.943      601      219,091    73.16   37.06    12.56   22.02
February 2009                      110    20,295,331     3.08    8.165      628      184,503    81.55   41.95    44.55   22.04
March 2009                         179    37,986,299     5.76    8.102      606      212,214    79.76   42.18    34.02   22.18
April 2009                         363    75,628,061    11.46    7.912      616      208,342    81.11   42.22    39.90   17.96
May 2009                           526   120,581,671    18.27    7.919      612      229,243    80.69   41.96    36.20   24.68
June 2009                           19     4,024,925     0.61    7.794      621      211,838    78.69   39.15    48.24   23.76
August 2010                          1        51,292     0.01    7.200      598       51,292    80.00   43.82   100.00    0.00
January 2011                         1       168,000     0.03    7.600      640      168,000    80.00   36.07   100.00  100.00
February 2011                        7     1,723,747     0.26    7.051      622      246,250    73.93   42.29    95.47   32.93
March 2011                           7     1,414,228     0.21    8.041      617      202,033    79.94   44.59    67.49   17.80
April 2011                           3       475,540     0.07    8.474      600      158,513    83.67   40.04    62.15    0.00
                                 -----  ------------   ------    -----      ---     --------    -----   -----   ------  ------
TOTAL:                           3,285  $659,906,354   100.00%   8.093%     613     $200,885    80.68%  42.38%   39.74%  22.92%
                                 =====  ============   ======    =====      ===     ========    =====   =====   ======  ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

Aggregate Outstanding Principal Balance   $478,288,530
Aggregate Original Principal Balance      $478,653,746
Number of Mortgage Loans                         2,999

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $505,000     $159,604
Outstanding Principal Balance   $     0   $505,000     $159,483

                                                       WEIGHTED
                                 MINIMUM   MAXIMUM   AVERAGE (2)
                                 -------   -------   -----------
Original Term (mos)                 120       360         353
Stated remaining Term (mos)(4)      119       360         351
Loan Age (mos)(4)                     0        17           2
Current Interest Rate             5.750%   13.990%      8.201%
Initial Interest Rate Cap (3)     1.000%    3.000%      2.543%
Periodic Rate Cap (3)             1.000%    3.000%      1.018%
Gross Margin (3)                  2.000%   10.350%      6.223%
Maximum Mortgage Rate (3)        11.750%   18.500%     14.483%
Minimum Mortgage Rate (3)         3.000%   12.150%      7.972%
Months to Roll (3)(4)                 1        58          27
Original Loan-to-Value            11.03%   100.00%      80.44%
Combined Loan-to-Value            11.03%   100.00%      83.90%
Credit Score                        501       784         605

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2016   06/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN TYPE
Fixed Rate                     22.55%
ARM                            77.45%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
AMORTIZATION TYPE
Fully Amortizing               63.53%
Interest-Only                  14.29%
Balloon                        22.18%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            0.05%
2005                            5.62%
2006                           94.32%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN PURPOSE
Purchase                       17.18%
Refinance - Rate/Term           5.27%
Refinance - Cashout            77.55%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
PROPERTY TYPE
Single Family                  77.93%
Rowhouse                        0.54%
Townhouse                       1.11%
Condominium                     3.23%
Two- to Four-Family             4.05%
Planned Unit Development       13.12%
Manufactured Housing            0.02%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-off Date

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF MORTGAGE RATES          LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-----------------------        -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
5.501% to 6.000%                     6  $  1,246,017     0.26%    5.959%    642     $207,670    73.55%  40.07%   39.06%  17.34%
6.001% to 6.500%                    35     7,362,139     1.54     6.366     615      210,347    74.03   41.90    85.64   16.58
6.501% to 7.000%                   192    41,834,149     8.75     6.867     619      217,886    75.99   41.61    65.37   20.92
7.001% to 7.500%                   314    66,176,391    13.84     7.344     612      210,753    78.07   40.46    57.24   17.16
7.501% to 8.000%                   693   133,061,362    27.82     7.819     607      192,008    80.33   42.26    50.30   19.00
8.001% to 8.500%                   460    82,761,470    17.30     8.305     602      179,916    80.53   41.72    35.95   11.15
8.501% to 9.000%                   483    74,657,928    15.61     8.784     595      154,571    81.02   42.13    32.14   10.74
9.001% to 9.500%                   216    29,993,400     6.27     9.297     593      138,858    81.46   41.35    26.44    9.07
9.501% to 10.000%                  172    19,897,829     4.16     9.758     582      115,685    84.70   40.14    42.82    7.44
10.001% to 10.500%                  71     5,592,637     1.17    10.269     590       78,770    84.84   41.80    43.91    0.93
10.501% to 11.000%                  96     5,438,665     1.14    10.801     616       56,653    91.07   41.69    40.80    0.00
11.001% to 11.500%                  52     2,554,141     0.53    11.329     634       49,118    92.63   39.89    31.49    0.00
11.501% to 12.000%                 110     4,341,877     0.91    11.844     644       39,472    97.55   42.59    24.52    0.00
12.001% to 12.500%                  67     2,405,964     0.50    12.256     620       35,910    97.81   44.59    43.71    0.00
12.501% to 13.000%                  28       828,020     0.17    12.832     629       29,572    99.31   45.02    21.70    0.00
13.001% to 13.500%                   2        65,800     0.01    13.380     635       32,900   100.00   41.87     0.00    0.00
13.501% to 14.000%                   2        70,741     0.01    13.990     629       35,370   100.00   36.54    29.33    0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%    8.201%    605     $159,483    80.44%  41.68%   45.36%  14.29%
                                 =====  ============   ======    ======     ===     ========   ======   =====    =====   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.201% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF                          OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
REMAINING MONTHS               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
TO STATED MATURITY               LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
109 to 120                           3  $    204,500     0.04%    8.349%    598     $ 68,167   55.47%   33.07%  100.00%   0.00%
169 to 180                         385    16,419,507     3.43    10.722     642       42,648   92.35    42.49    36.82    0.00
229 to 240                          33     2,885,632     0.60     8.599     608       87,443   80.97    37.90    74.89    0.00
337 to 348                           1       256,000     0.05     7.200     634      256,000   80.00    31.52     0.00  100.00
349 to 360                       2,577   458,522,891    95.87     8.109     603      177,929   80.02    41.68    45.48   14.85
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                           2,999  $478,288,530   100.00%    8.201%    605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 119 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------------     -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less                    328  $ 10,020,472     2.10%   11.099%    639     $ 30,550   95.74%   42.03%   44.28%   0.00%
$50,001 to $100,000                611    46,233,216     9.67     9.113     609       75,668   81.47    39.00    53.05    4.08
$100,001 to $150,000               648    80,531,402    16.84     8.254     604      124,277   80.39    40.29    57.82    7.17
$150,001 to $200,000               509    88,443,697    18.49     8.085     607      173,760   80.20    42.00    49.52   10.88
$200,001 to $250,000               372    83,714,866    17.50     8.004     603      225,040   80.35    41.64    44.67   18.03
$250,001 to $300,000               221    60,286,722    12.60     7.864     600      272,791   78.89    41.96    44.46   19.73
$300,001 to $350,000               168    54,593,550    11.41     7.889     603      324,962   79.13    43.47    33.03   23.45
$350,001 to $400,000               112    42,030,641     8.79     8.022     601      375,274   80.02    42.58    26.66   19.84
$400,001 to $450,000                28    11,468,963     2.40     7.924     607      409,606   81.75    45.61    32.10   21.34
$450,001 to $500,000                 1       460,000     0.10     7.990     649      460,000   88.46    49.32     0.00  100.00
$500,001 to $550,000                 1       505,000     0.11     7.600     615      505,000   75.37    50.96   100.00    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                           2,999  $478,288,530   100.00%    8.201%    605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the original principal balances of the Mortgage Loans ranged from approximately $10,000 to approximately $505,000 and the average original principal balance of the Mortgage Loans was approximately $159,604.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

PRODUCT TYPES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PRODUCT TYPES                    LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
15/30 Balloon Loans                351  $ 12,941,731    2.71%  11.349%    651     $ 36,871   98.60%   43.56%   36.57%   0.00%
30/40 Balloon Loans                 41     8,278,298    1.73    7.587     605      201,910   76.62    42.36    70.44    0.00
10 Year Fixed Loans                  3       204,500    0.04    8.349     598       68,167   55.47    33.07   100.00    0.00
15 Year Fixed Loans                 34     3,477,776    0.73    8.388     608      102,288   69.11    38.50    37.79    0.00
20 Year Fixed Loans                 33     2,885,632    0.60    8.599     608       87,443   80.97    37.90    74.89    0.00
30 Year Fixed Loans                547    80,043,160   16.74    8.144     605      146,331   80.57    40.06    68.09    3.52
Six-Month LIBOR Loans               11     1,703,317    0.36    7.609     623      154,847   81.77    39.45    15.29    0.00
2/28 LIBOR Loans (Six-Month
   LIBOR Index)                    948   160,132,126   33.48    8.277     601      168,916   79.53    41.91    40.05   22.73
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR Index)         166    36,747,896    7.68    7.972     611      221,373   80.45    44.26    31.64    0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                      6     1,050,623    0.22    8.432     608      175,104   80.05    38.66    14.13    0.00
3/27 LIBOR Loans (Six-Month
   LIBOR Index)                    635   121,528,992   25.41    8.031     603      191,384   80.41    41.43    41.22   23.52
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR Index)         217    48,138,153   10.06    7.902     603      221,835   80.06    42.28    43.85    0.00
5/25 LIBOR Loans (Six-Month
   LIBOR Index)                      7     1,156,325    0.24    7.706     620      165,189   76.45    41.10    71.11   45.55
                                 -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                           2,999  $478,288,530  100.00%   8.201%    605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

AMORTIZATION TYPE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
AMORTIZATION TYPE                LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
-----------------              -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing                 1,920  $303,853,983   63.53%  8.238%     596     $158,257   79.58%   40.99%   47.98%   0.00%
Balloon                            775   106,106,078   22.18   8.322      612      136,911   82.19    43.13    40.81    0.00
24 Month Interest-Only               3       786,720    0.16   6.937      613      262,240   80.00    41.20    33.90  100.00
60 Month Interest-Only             300    67,425,749   14.10   7.862      636      224,752   81.56    42.49    40.91  100.00
120 Month Interest-Only              1       116,000    0.02   7.625      679      116,000   80.00    41.68     0.00  100.00
                                 -----  ------------  ------   -----      ---     --------   -----    -----    -----  ------
TOTAL:                           2,999  $478,288,530  100.00%  8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============  ======   =====      ===     ========   =====    =====    =====  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
GEOGRAPHIC LOCATION              LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             53  $  5,472,424    1.14%   8.914%    597     $103,253   85.47%   42.04%   51.84%   8.57%
Alaska                               1       319,600    0.07    7.150     590      319,600   85.00    38.87   100.00    0.00
Arizona                            195    32,692,029    6.84    8.129     610      167,651   79.12    40.55    45.17   22.28
Arkansas                            16     1,450,951    0.30    9.003     611       90,684   81.38    38.17    53.90    7.55
California                         222    59,862,640   12.52    7.896     598      269,652   75.71    44.12    28.62   23.70
Colorado                            44     6,473,516    1.35    8.012     625      147,125   83.26    36.89    44.77   31.12
Connecticut                         40     7,319,486    1.53    7.706     598      182,987   81.72    41.46    62.04    6.23
Delaware                             8     1,569,941    0.33    7.593     607      196,243   84.84    46.41    70.04   10.61
District of Columbia                 4       950,500    0.20    7.707     597      237,625   51.89    40.77    84.48   31.88
Florida                            323    53,230,410   11.13    8.083     602      164,800   78.21    42.41    42.81   10.00
Georgia                             86    11,875,052    2.48    8.517     610      138,082   84.65    40.60    56.44   12.87
Hawaii                               1       139,573    0.03    7.375     596      139,573   63.64    34.38     0.00    0.00
Idaho                               12     1,842,044    0.39    8.275     597      153,504   76.95    41.19    37.58    0.00
Illinois                           175    28,305,176    5.92    8.623     612      161,744   83.71    43.35    35.83    8.87
Indiana                             69     7,289,368    1.52    8.548     607      105,643   84.63    39.25    49.39    1.67
Iowa                                19     2,357,273    0.49    8.344     626      124,067   87.66    38.36    49.68    0.00
Kansas                              23     2,016,827    0.42    8.575     603       87,688   85.88    39.69    87.98    0.00
Kentucky                            27     2,479,371    0.52    8.488     612       91,829   85.34    41.74    63.68    3.39
Louisiana                           31     3,613,235    0.76    8.207     609      116,556   85.09    38.52    68.16    0.00
Maine                                7     1,395,470    0.29    8.278     583      199,353   80.41    48.28    54.44    0.00
Maryland                           184    41,891,594    8.76    7.862     606      227,672   78.63    41.51    52.47   21.16
Massachusetts                       25     6,503,237    1.36    7.848     618      260,129   81.32    43.43    25.28   16.01
Michigan                           144    16,067,054    3.36    8.720     604      111,577   83.13    39.31    37.97    4.84
Minnesota                           51     7,154,890    1.50    8.463     630      140,292   83.65    43.34    40.12   36.59
Mississippi                         24     1,996,397    0.42    8.952     592       83,183   86.11    39.16    59.57    0.00
Missouri                            81     8,242,986    1.72    8.635     603      101,765   84.87    42.33    58.54    9.72
Montana                              7       726,535    0.15    9.295     590      103,791   83.56    45.07     0.00    0.00
Nebraska                            13     1,627,580    0.34    8.968     604      125,198   86.04    40.06    28.27    0.00
Nevada                              54    10,433,108    2.18    8.022     611      193,206   78.32    42.78    36.79   25.51
New Hampshire                       15     2,553,527    0.53    7.935     604      170,235   82.03    41.25    26.85    4.54
New Jersey                          34     7,542,059    1.58    8.175     584      221,825   78.30    39.05    48.29    9.96
New Mexico                          10     1,517,500    0.32    7.669     626      151,750   84.87    41.33    93.24    0.00
New York                            92    20,780,871    4.34    7.956     594      225,879   77.27    42.09    41.82   13.73
North Carolina                      45     5,971,166    1.25    8.861     607      132,693   83.15    39.10    50.40   10.18
Ohio                               103    10,895,611    2.28    8.495     605      105,783   84.69    39.40    59.82    4.27
Oklahoma                            26     2,102,870    0.44    9.186     596       80,880   87.59    36.78    46.88    0.00
Oregon                              23     4,035,522    0.84    8.021     598      175,457   81.21    37.87    45.10    9.32
Pennsylvania                        90    12,607,655    2.64    8.108     606      140,085   83.71    41.08    63.72    7.92
Rhode Island                        21     4,617,125    0.97    7.882     598      219,863   80.87    43.94    40.40   19.71
South Carolina                      23     3,188,171    0.67    8.561     595      138,616   84.30    42.62    67.67   12.18
South Dakota                         2       109,881    0.02    9.150     669       54,940   84.00    45.28     0.00    0.00
Tennessee                          102     9,697,894    2.03    8.352     612       95,077   84.81    41.42    63.64   14.05
Texas                              147    11,634,592    2.43    8.848     605       79,147   81.91    41.25    47.03    3.48
Utah                                24     3,051,321    0.64    8.567     614      127,138   81.36    45.08    30.03    5.24
Vermont                              1       120,000    0.03   10.100     522      120,000   75.00    48.33   100.00    0.00
Virginia                           159    30,396,746    6.36    8.016     604      191,175   79.05    41.41    46.91   16.84
Washington                          71    12,869,538    2.69    8.196     604      181,261   82.81    39.63    48.78   14.79
West Virginia                       13     2,320,017    0.49    8.575     593      178,463   86.16    38.62    46.31   11.06
Wisconsin                           58     6,881,446    1.44    8.739     609      118,646   84.04    41.93    57.68    4.90
Wyoming                              1        96,750    0.02    8.125     622       96,750   90.00    36.20   100.00    0.00
                                 -----  ------------  ------   ------     ---     --------   -----    -----   ------   -----
TOTAL:                           2,999  $478,288,530  100.00%   8.201%    605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============  ======   ======     ===     ========   =====    =====   ======   =====

No more than approximately 0.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      78  $ 10,702,496     2.24%    8.237%    579     $137,211   40.15%   37.41%   38.57%   5.62%
50.01% to 55.00%                    35     5,694,537     1.19     7.881     588      162,701   52.50    37.94    52.31   14.22
55.01% to 60.00%                    62    10,968,832     2.29     7.893     591      176,917   58.27    38.62    30.01    4.35
60.01% to 65.00%                    90    17,079,534     3.57     7.888     574      189,773   63.14    38.84    46.57    5.20
65.01% to 70.00%                   144    28,098,858     5.87     7.878     583      195,131   68.84    40.74    37.34    6.42
70.01% to 75.00%                   227    42,612,318     8.91     8.012     585      187,719   74.06    40.50    45.63    8.14
75.01% to 80.00%                   885   153,842,764    32.17     7.969     616      173,834   79.62    42.45    38.47   21.89
80.01% to 85.00%                   420    78,498,874    16.41     8.162     591      186,902   84.41    42.00    50.70   12.28
85.01% to 90.00%                   483    87,648,889    18.33     8.302     613      181,468   89.52    42.02    50.81   16.01
90.01% to 95.00%                   126    16,747,323     3.50     8.725     620      132,915   94.33    42.09    59.26   12.09
95.01% to 100.00%                  449    26,394,104     5.52    10.045     640       58,784   99.93    43.36    57.62    3.47
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%    8.201%    605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.03% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.86% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.38%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.90%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

COMBINED LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      78  $ 10,702,496     2.24%   8.237%     579     $137,211   40.15%   37.41%   38.57%   5.62%
50.01% to 55.00%                    34     5,540,619     1.16    7.846      589      162,959   52.43    37.80    53.76   14.61
55.01% to 60.00%                    59    10,430,203     2.18    7.921      591      176,783   58.22    38.85    31.56    4.58
60.01% to 65.00%                    89    16,670,034     3.49    7.876      574      187,304   63.17    38.73    47.71    5.32
65.01% to 70.00%                   144    28,337,932     5.92    7.876      582      196,791   68.68    40.85    37.03    6.37
70.01% to 75.00%                   200    38,474,740     8.04    8.019      579      192,374   74.05    40.51    50.09    6.76
75.01% to 80.00%                   388    76,176,266    15.93    8.021      586      196,331   79.14    41.01    39.74   10.49
80.01% to 85.00%                   407    77,011,340    16.10    8.143      590      189,217   84.34    41.91    50.75   12.10
85.01% to 90.00%                   488    88,744,318    18.55    8.295      613      181,853   89.10    42.11    49.51   16.43
90.01% to 95.00%                   182    26,455,540     5.53    8.558      624      145,360   89.53    41.86    47.46   16.85
95.01% to 100.00%                  930    99,745,040    20.85    8.469      644      107,253   85.21    43.72    43.08   24.86
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 11.03% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 83.90%. This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 18.49% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.40%.

DEBT-TO-INCOME RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DEBT-TO-INCOME RATIOS            LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
---------------------          -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
20.00% or less                      77  $ 11,828,119     2.47%   8.132%     593     $153,612   75.48%   15.12%   34.86%   7.79%
20.01% to 25.00%                    94    12,370,952     2.59    8.256      592      131,606   75.42    22.86    48.05    6.76
25.01% to 30.00%                   179    23,392,077     4.89    8.241      603      130,682   78.22    28.01    52.35    6.23
30.01% to 35.00%                   305    46,685,875     9.76    8.083      600      153,068   78.79    32.68    55.58   12.43
35.01% to 40.00%                   458    66,890,686    13.99    8.216      603      146,050   80.15    37.70    50.65   13.92
40.01% to 45.00%                   686   111,546,089    23.32    8.212      607      162,604   80.45    42.82    37.20   18.56
45.01% to 50.00%                   951   163,433,691    34.17    8.236      608      171,855   81.74    47.74    41.31   16.18
50.01% to 55.00%                   238    40,061,537     8.38    8.125      604      168,326   81.57    51.79    60.53    7.11
55.01% to 60.00%                    11     2,079,503     0.43    8.212      616      189,046   85.37    55.78    73.74    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.61% to 57.73% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 41.68%.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Refinance - Cashout              2,006  $370,901,964    77.55%   8.117%     598     $184,896   79.29%   41.48%   45.81%  13.00%
Purchase                           809    82,159,094    17.18    8.564      636      101,556   84.69    43.18    40.03   21.07
Refinance - Rate/Term              184    25,227,471     5.27    8.260      604      137,106   83.49    39.68    56.00   11.07
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                    2,401  $372,722,077    77.93%   8.209%     604     $155,236   80.36%   41.44%   45.34%  13.50%
Planned Unit Development           335    62,746,472    13.12    8.135      607      187,303   81.28    41.61    46.57   19.86
Two- to Four-Family                103    19,352,077     4.05    8.337      616      187,884   78.42    45.64    36.62    5.72
Condominium                        110    15,449,524     3.23    8.323      615      140,450   82.07    42.12    43.42   18.04
Townhouse                           29     5,314,743     1.11    7.862      596      183,267   82.06    44.39    51.59   24.19
Rowhouse                            20     2,590,237     0.54    7.659      599      129,512   74.39    39.78    80.13   13.72
Manufactured Housing                 1       113,400     0.02    9.900      577      113,400   70.00    24.82   100.00    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DOCUMENTATION                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Stated Documentation             1,461  $245,490,662    51.33%   8.408%     614     $168,029   79.44%   42.35%    0.00%  15.80%
Full Documentation               1,459   216,939,789    45.36    7.985      595      148,691   81.51    41.57   100.00   12.84
Lite Documentation                  79    15,858,080     3.32    7.967      601      200,735   81.33    32.74     0.00   10.70
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

OCCUPANCY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
OCCUPANCY                        LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Primary                          2,888  $461,991,385   96.59%    8.188%     604     $159,969   80.56%   41.73%   45.93%  14.69%
Investment                         103    14,812,725    3.10     8.630      628      143,813   76.61    40.55    26.29    1.68
Second Home                          8     1,484,420    0.31     8.026      668      185,552   83.33    36.06    56.98   14.17
                                 -----  ------------  ------     -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530  100.00%    8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============  ======     =====      ===     ========   =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE             MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
(MONTHS)                         LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
 0                                  70  $ 12,994,995     2.72%   8.238%     596     $185,643   78.89%   42.92%   54.70%   5.07%
 1                                 974   172,341,259    36.03    8.128      602      176,942   80.34    40.92    51.20   14.27
 2                                 965   150,755,689    31.52    8.098      608      156,224   81.49    41.93    54.39   12.88
 3                                 489    75,245,697    15.73    8.325      602      153,877   78.99    41.89    32.65   16.46
 4                                 326    39,873,749     8.34    8.599      617      122,312   81.87    43.33    29.04   19.13
 5                                 108    16,903,020     3.53    8.329      599      156,509   77.16    41.25    10.20   11.94
 6                                  41     6,711,831     1.40    8.458      589      163,703   78.10    42.39    17.79   15.35
 7                                   8       970,594     0.20    8.327      609      121,324   85.28    41.20     2.04    0.00
 8                                   4       246,287     0.05    8.891      590       61,572   82.53    35.12     0.00    0.00
 9                                   5     1,121,764     0.23    7.154      576      224,353   77.62    43.81    43.28   23.78
10                                   4       493,599     0.10    8.068      608      123,400   80.73    45.92     0.00    0.00
11                                   4       374,046     0.08    7.800      603       93,511   85.31    35.65     7.58   20.33
17                                   1       256,000     0.05    7.200      634      256,000   80.00    31.52     0.00  100.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----  ------
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PENALTY TERM                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
None                               763  $111,040,780    23.22%   8.497%     604     $145,532   81.61%   41.61%   44.95%  13.79%
6 Months                             1       198,400     0.04    8.000      603      198,400   80.00    38.07   100.00    0.00
12 Months                          130    25,750,902     5.38    8.385      603      198,084   78.77    41.50    44.54   19.97
24 Months                          951   154,976,512    32.40    8.134      604      162,962   79.93    42.53    40.17   15.68
30 Months                            1       370,123     0.08    8.440      626      370,123   90.00    50.47     0.00    0.00
36 Months                        1,153   185,951,813    38.88    8.055      606      161,277   80.38    41.02    50.07   12.68
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF CREDIT SCORES           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
501 to 525                          41  $  6,853,088     1.43%   8.887%     519     $167,148   72.10%   39.72%   50.89%   0.00%
526 to 550                         289    51,585,810    10.79    8.481      538      178,498   75.14    40.74    55.81    0.19
551 to 575                         384    70,278,223    14.69    8.283      564      183,016   77.26    40.57    52.73    3.17
576 to 600                         534    87,157,822    18.22    8.173      589      163,217   78.64    41.69    52.51    9.73
601 to 625                         716   114,742,034    23.99    8.082      612      160,254   81.71    42.37    47.44   16.35
626 to 650                         534    79,071,093    16.53    8.137      637      148,073   85.32    42.11    42.19   22.54
651 to 675                         281    41,546,351     8.69    8.166      660      147,852   83.25    41.56    24.25   26.96
676 to 700                         127    16,266,619     3.40    8.091      685      128,084   82.36    42.16    17.96   41.48
701 to 725                          51     6,311,370     1.32    8.167      709      123,752   83.63    45.08    11.55   24.71
726 to 750                          31     3,007,598     0.63    8.346      739       97,019   83.03    41.98     4.52   13.16
751 to 775                           9     1,290,121     0.27    7.764      764      143,347   82.71    42.55    13.33   68.95
776 to 800                           2       178,400     0.04    8.422      784       89,200   84.00    39.83     0.00   80.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 784 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 605.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

CREDIT GRADE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
CREDIT GRADE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
A+                                 357  $ 54,857,685    11.47%   8.166%     632     $153,663   85.16%   42.95%   36.54%  20.31%
A                                  964   153,023,579    31.99    8.088      607      158,738   80.82    42.11    50.19   14.55
A-                                 386    66,598,926    13.92    8.071      593      172,536   79.30    41.42    53.98   10.00
B                                  407    72,085,245    15.07    8.312      576      177,114   77.36    41.00    48.26    6.95
C                                  193    33,237,142     6.95    8.424      542      172,213   75.49    38.87    55.58    2.37
C-                                 127    24,440,156     5.11    8.499      545      192,442   70.06    39.65    56.35    1.25
SA1                                139    15,773,369      3.3    8.274      711      113,477   83.50    43.64     7.76   36.55
SA2                                118    14,117,147     2.95    8.448      673      119,637   83.18    42.88     6.80   33.82
SA3                                308    44,155,280     9.23    8.220      650      143,361   87.51    42.24    33.80   26.30
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           2,999  $478,288,530   100.00%   8.201%     605     $159,483   80.44%   41.68%   45.36%  14.29%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

GROSS MARGINS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF GROSS MARGINS           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
1.501% to 2.000%                     1  $    297,000     0.08%    7.700%    593     $297,000   77.34%   47.17%  100.00%   0.00%
2.001% to 2.500%                    10     2,293,769     0.62     7.644     612      229,377   75.78    43.98    36.60   28.98
2.501% to 3.000%                    13     3,585,875     0.97     7.296     614      275,837   78.03    46.91    42.30   20.78
3.001% to 3.500%                     6     1,197,569     0.32     7.774     623      199,595   82.47    42.37    47.81    0.00
3.501% to 4.000%                    20     4,287,181     1.16     7.879     616      214,359   83.75    40.24    43.15   11.52
4.001% to 4.500%                    20     3,571,128     0.96     6.945     603      178,556   75.11    40.55    51.97   16.36
4.501% to 5.000%                   100    22,101,734     5.97     7.098     614      221,017   75.94    41.04    57.96   23.41
5.001% to 5.500%                   185    39,595,033    10.69     7.438     610      214,027   78.62    41.08    59.40   20.77
5.501% to 6.000%                   408    83,923,295    22.65     7.873     606      205,694   79.69    42.53    39.09   21.54
6.001% to 6.500%                   385    74,080,877    20.00     8.023     603      192,418   80.92    42.44    42.85   17.63
6.501% to 7.000%                   372    63,142,905    17.04     8.491     599      169,739   79.83    41.39    29.69   12.35
7.001% to 7.500%                   253    40,741,459    11.00     8.802     600      161,033   81.93    42.49    28.15   14.16
7.501% to 8.000%                   145    22,425,547     6.05     9.059     590      154,659   80.60    42.37    32.54   17.26
8.001% to 8.500%                    45     6,433,900     1.74     9.194     588      142,976   83.36    40.82    30.84   16.36
8.501% to 9.000%                    16     1,592,534     0.43     9.797     584       99,533   86.02    40.86    55.09    0.00
9.001% to 9.500%                     8       830,127     0.22    10.159     591      103,766   85.06    36.96     0.00    0.00
9.501% to 10.000%                    2       210,000     0.06    11.205     591      105,000   83.68    41.55     0.00    0.00
10.001% to 10.500%                   1       147,500     0.04    11.350     588      147,500   30.29    18.64     0.00    0.00
                                 -----  ------------   ------     -----     ---     --------   -----    -----   ------   -----
TOTAL:                           1,990  $370,457,433   100.00%    8.113%    603     $186,160   79.98%   42.01%   40.00%  17.68%
                                 =====  ============   ======     =====     ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.350% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.223% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
11.501% to 12.000%                   5  $    962,519     0.26%    5.962%    664     $192,504   71.66%   40.93%   50.56%  22.44%
12.001% to 12.500%                  12     2,733,179     0.74     6.309     611      227,765   75.80    43.22    87.63    0.00
12.501% to 13.000%                  90    21,241,379     5.73     6.843     615      236,015   74.75    41.91    50.90   20.88
13.001% to 13.500%                 165    37,642,385    10.16     7.280     609      228,136   78.15    40.28    55.67   22.54
13.501% to 14.000%                 381    81,439,636    21.98     7.698     608      213,752   79.86    42.44    44.52   23.29
14.001% to 14.500%                 297    57,753,301    15.59     8.056     602      194,456   79.71    41.69    36.88   13.34
14.501% to 15.000%                 416    74,780,965    20.19     8.315     599      179,762   80.69    42.64    36.96   17.82
15.001% to 15.500%                 228    38,320,569    10.34     8.641     603      168,073   81.64    42.49    26.62   17.21
15.501% to 16.000%                 194    30,249,341     8.17     8.969     597      155,924   81.28    42.42    33.29   12.25
16.001% to 16.500%                  94    12,789,771     3.45     9.411     599      136,061   83.10    41.61    27.61    8.73
16.501% to 17.000%                  72     9,172,483     2.48     9.840     575      127,396   83.53    40.87    38.53    9.97
17.001% to 17.500%                  17     2,061,904     0.56    10.483     570      121,288   75.47    37.51    29.79    2.52
17.501% to 18.000%                  16     1,002,910     0.27    10.861     593       62,682   87.13    36.83    39.51    0.00
18.001% to 18.500%                   3       307,091     0.08    11.504     576      102,364   76.19    42.89     0.00    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           1,990  $370,457,433   100.00%    8.113%    603     $186,160   79.98%   42.01%   40.00%  17.68%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.483% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 1 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
NEXT RATE ADJUSTMENT DATE        LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------------      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
July 2006                            2  $    543,911     0.15%   6.683%     611     $271,956   84.79%   40.66%   47.88%   0.00%
August 2006                          3       358,296     0.10    7.094      636      119,432   70.99    36.48     0.00    0.00
September 2006                       2       255,970     0.07    8.683      623      127,985   80.00    36.76     0.00    0.00
October 2006                         4       545,140     0.15    8.368      627      136,285   86.66    41.45     0.00    0.00
January 2007                         1       256,000     0.07    7.200      634      256,000   80.00    31.52     0.00  100.00
July 2007                            2       215,261     0.06    7.771      556      107,631   86.60    34.85     0.00   35.33
August 2007                          3       457,621     0.12    7.751      608      152,540   79.22    46.21     0.00    0.00
September 2007                       4     1,004,464     0.27    7.079      579      251,116   76.76    45.05    36.66   26.55
October 2007                         4       246,287     0.07    8.891      590       61,572   82.53    35.12     0.00    0.00
November 2007                        7       950,798     0.26    8.259      609      135,828   84.97    41.07     0.00    0.00
December 2007                       27     4,996,798     1.35    8.460      582      185,067   78.83    43.54    22.78   20.62
January 2008                        61    11,097,171     3.00    8.234      598      181,921   77.70    41.75    11.38   18.19
February 2008                      148    24,753,249     6.68    8.446      613      167,252   79.92    43.56    24.58   24.38
March 2008                         224    38,544,438    10.40    8.368      602      172,073   79.42    42.20    28.82   16.73
April 2008                         358    59,868,103    16.16    8.104      605      167,229   81.09    42.84    50.65   17.22
May 2008                           247    48,289,009    13.03    8.117      601      195,502   78.69    40.87    45.35   19.56
June 2008                           34     7,251,445     1.96    8.351      592      213,278   78.75    44.71    51.28    7.16
December 2008                        2       214,205     0.06    7.894      624      107,102   85.18    38.12     0.00    0.00
January 2009                        10     2,215,100     0.60    8.118      579      221,510   71.71    38.73     0.00    0.00
February 2009                       47     8,324,323     2.25    8.323      616      177,113   82.62    43.05    24.26   11.66
March 2009                         116    22,133,545     5.97    8.023      602      190,806   78.58    41.79    30.73   23.72
April 2009                         273    51,344,303    13.86    7.955      606      188,074   80.41    42.02    46.93   14.11
May 2009                           388    82,328,369    22.22    7.970      600      212,187   80.77    41.51    44.88   18.19
June 2009                           16     3,107,300     0.84    8.135      602      194,206   78.47    37.87    43.18    4.52
February 2011                        2       353,113     0.10    7.276      642      176,557   82.68    39.74    77.88   77.88
March 2011                           2       327,671     0.09    7.056      624      163,836   59.26    44.10    76.82   76.82
April 2011                           3       475,540     0.13    8.474      600      158,513   83.67    40.04    62.15    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----  ------
TOTAL:                           1,990  $370,457,433   100.00%   8.113%     603     $186,160   79.98%   42.01%   40.00%  17.68%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====  ======

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

Aggregate Outstanding Principal Balance   $349,915,757
Aggregate Original Principal Balance      $350,099,062
Number of Mortgage Loans                         1,950

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $10,000   $795,000     $179,538
Outstanding Principal Balance   $ 9,991   $795,000     $179,444

                                                       WEIGHTED
                                 MINIMUM   MAXIMUM   AVERAGE (2)
                                 -------   -------   -----------
Original Term (mos)                 180       360         346
Stated remaining Term (mos)(4)      169       360         343
Loan Age (mos)(4)                     0        12           3
Current Interest Rate             5.400%   13.490%      8.358%
Initial Interest Rate Cap (3)     1.000%    3.000%      2.696%
Periodic Rate Cap (3)             1.000%    2.000%      1.027%
Gross Margin (3)                  2.250%   10.550%      6.335%
Maximum Mortgage Rate (3)        11.900%   18.500%     14.569%
Minimum Mortgage Rate (3)         3.390%   11.500%      7.916%
Months to Roll (3)(4)                 1        57          25
Original Loan-to-Value            17.69%   100.00%      83.09%
Combined Loan-to-Value            17.69%   100.00%      91.84%
Credit Score                        501       809         627

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   07/01/2020   06/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       91.12%
2nd Lien                        8.88%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
OCCUPANCY
Primary                        97.54%
Second Home                     0.85%
Investment                      1.61%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN TYPE
Fixed Rate                     17.28%
ARM                            82.72%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
AMORTIZATION TYPE
Fully Amortizing               47.19%
Interest-Only                  24.96%
Balloon                        27.86%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                           11.36%
2006                           88.64%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LOAN PURPOSE
Purchase                       63.91%
Refinance - Rate/Term           2.22%
Refinance - Cashout            33.87%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
PROPERTY TYPE
Single Family                  71.90%
Rowhouse                        0.16%
Townhouse                       0.29%
Condominium                     4.33%
Two- to Four-Family             4.14%
Planned Unit Development       19.05%
Manufactured Housing            0.13%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  As of the Cut-off Date

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF MORTGAGE RATES          LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-----------------------        -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
5.500% or less                       1  $     67,297     0.02%    5.400%    590     $ 67,297    80.00%  50.85%  100.00%   0.00%
5.501% to 6.000%                     5     1,646,415     0.47     5.945     669      329,283    74.35   47.57    38.17   41.44
6.001% to 6.500%                    33     9,556,272     2.73     6.402     655      289,584    77.36   44.55    73.25   39.81
6.501% to 7.000%                   110    28,816,991     8.24     6.866     641      261,973    76.62   42.65    53.44   39.93
7.001% to 7.500%                   200    51,367,567    14.68     7.337     639      256,838    79.68   43.40    44.02   34.59
7.501% to 8.000%                   344    84,018,288    24.01     7.800     633      244,239    80.68   42.09    36.39   32.33
8.001% to 8.500%                   245    50,961,576    14.56     8.280     623      208,006    82.42   44.00    36.23   22.07
8.501% to 9.000%                   262    50,867,576    14.54     8.773     603      194,151    83.60   42.03    35.61   20.27
9.001% to 9.500%                   140    21,579,701     6.17     9.298     592      154,141    84.82   41.53    52.20   14.07
9.501% to 10.000%                  125    16,478,587     4.71     9.785     597      131,829    88.36   43.82    48.74   10.65
10.001% to 10.500%                  54     5,198,506     1.49    10.285     627       96,269    93.79   42.85    53.45    0.00
10.501% to 11.000%                 120     8,947,045     2.56    10.863     669       74,559    97.44   42.48    24.74    0.50
11.001% to 11.500%                  95     7,003,254     2.00    11.336     666       73,718    98.94   43.96    11.81    0.00
11.501% to 12.000%                 106     6,844,771     1.96    11.855     652       64,573    99.48   42.90     8.70    0.00
12.001% to 12.500%                  70     4,546,984     1.30    12.279     636       64,957    99.74   43.95    23.91    0.00
12.501% to 13.000%                  36     1,795,190     0.51    12.858     628       49,866    99.24   44.19    19.76    0.00
13.001% to 13.500%                   4       219,739     0.06    13.243     609       54,935   100.00   41.04     0.00    0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------   -----
TOTAL:                           1,950  $349,915,757   100.00%    8.358%    627     $179,444    83.09%  42.85%   40.01%  24.96%
                                 =====  ============   ======    ======     ===     ========   ======   =====   ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 13.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.358% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF                          OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
REMAINING MONTHS               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
TO STATED MATURITY               LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
169 to 180                         434  $ 27,436,627     7.84%   11.396%    661     $ 63,218   99.22%   43.24%   19.38%   0.00%
229 to 240                          12       765,104     0.22    10.351     634       63,759   91.91    43.88    32.84    0.00
337 to 348                           3       432,479     0.12     8.266     579      144,160   81.72    46.18    33.91    0.00
349 to 360                       1,501   321,281,547    91.82     8.094     624      214,045   81.69    42.81    41.80   27.18
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%    8.358%    627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT   BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PRINCIPAL BALANCES          LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------------     -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
$50,000 or less                   203   $  7,409,183     2.12%   11.041%    639     $ 36,498   96.11%   40.80%   42.52%   1.15%
$50,001 to $100,000               525     39,398,575    11.26     9.955     630       75,045   89.86    41.44    53.78    3.68
$100,001 to $150,000              355     43,416,517    12.41     8.844     616      122,300   85.55    41.89    66.30    8.92
$150,001 to $200,000              212     36,974,443    10.57     8.123     619      174,408   82.01    42.97    56.41   23.79
$200,001 to $250,000              167     37,277,690    10.65     7.992     626      223,220   81.44    42.57    43.74   26.58
$250,001 to $300,000              127     34,611,194     9.89     7.901     638      272,529   81.32    43.20    26.72   35.46
$300,001 to $350,000               97     31,300,081     8.95     7.936     640      322,681   81.38    43.51    29.20   38.19
$350,001 to $400,000               69     25,940,262     7.41     7.904     647      375,946   80.40    43.74    17.31   40.85
$400,001 to $450,000               84     36,074,964    10.31     7.847     622      429,464   81.09    43.25    27.23   32.19
$450,001 to $500,000               68     32,492,306     9.29     8.114     613      477,828   80.65    43.85    20.52   25.06
$500,001 to $550,000               19     10,028,586     2.87     7.774     629      527,820   81.76    45.34    26.42   42.22
$550,001 to $600,000               13      7,504,636     2.14     7.823     613      577,280   84.10    42.52    47.01   38.63
$600,001 to $650,000                5      3,116,243     0.89     8.071     649      623,249   77.61    46.69    40.10    0.00
$650,001 to $700,000                2      1,374,900     0.39     7.375     633      687,450   82.36    46.52    49.92    0.00
$700,001 to $750,000                3      2,201,178     0.63     7.912     608      733,726   81.45    29.35    65.95   32.10
$750,001 to $800,000                1        795,000     0.23     6.590     621      795,000   75.00    49.64   100.00  100.00
                                -----   ------------   ------    ------     ---     --------   -----    -----   ------  ------
TOTAL:                          1,950   $349,915,757   100.00%    8.358%    627     $179,444   83.09%   42.85%   40.01%  24.96%
                                =====   ============   ======    ======     ===     ========   =====    =====   ======  ======

As of the Cut-off Date, the original principal balances of the Mortgage Loans ranged from approximately $10,000 to approximately $795,000 and the average original principal balance of the Mortgage Loans was approximately $179,538.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

PRODUCT TYPES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT   BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PRODUCT TYPES                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
15/30 Balloon Loans                429  $ 27,132,124     7.75%   11.419%   662      $ 63,245    99.42%  43.31%   18.76%   0.00%
20/30 Balloon Loans                  1        46,970     0.01    10.850    662        46,970   100.00   43.57     0.00    0.00
30/40 Balloon Loans                 11     3,305,106     0.94     7.459    627       300,464    81.62   46.07    81.43    0.00
15 Year Fixed Loans                  5       304,503     0.09     9.363    615        60,901    81.40   36.96    74.33    0.00
20 Year Fixed Loans                 11       718,134     0.21    10.318    632        65,285    91.38   43.90    34.99    0.00
30 Year Fixed Loans                198    28,959,999     8.28     8.424    618       146,263    82.81   42.14    61.15    5.53
Six-Month LIBOR Loans                9     2,407,655     0.69     7.135    586       267,517    79.96   38.54    29.95    0.00
2/28 LIBOR Loans (Six-Month
   LIBOR Index)                    753   148,946,544    42.57     8.229    620       197,804    82.08   43.12    46.58   37.40
2/28 LIBOR Balloon Loans
   (Six-Month LIBOR Index)         143    40,504,463    11.58     7.934    629       283,248    80.83   42.95    32.22    0.00
2/1 LIBOR Loans (One-Year
   LIBOR Index)                      8     1,086,291     0.31     8.609    610       135,786    87.69   42.46    82.51    0.00
3/27 LIBOR Loans (Six-Month
   LIBOR Index)                    276    67,339,089    19.24     7.898    636       243,982    81.43   42.51    30.81   43.89
3/27 LIBOR Balloon Loans
   (Six-Month LIBOR Index)          94    26,488,399     7.57     7.915    622       281,791    80.50   42.35    26.30    0.00
5/25 LIBOR Loans (Six-Month
   LIBOR Index)                     12     2,676,482     0.76     7.581    617       223,040    78.25   43.26    85.66   17.21
                                 -----  ------------   ------    ------    ---      --------   ------   -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%    8.358%   627      $179,444    83.09%  42.85%   40.01%  24.96%
                                 =====  ============   ======    ======    ===      ========   ======   =====    =====   =====

AMORTIZATION TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE   CREDIT   BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
AMORTIZATION TYPE                LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-----------------              -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Fully Amortizing                   957  $165,114,831    47.19%   8.364%    608      $172,534   82.51%   42.11%   51.64%   0.00%
Balloon                            678    97,477,061    27.86    8.884     636       143,771   85.95    42.99    28.51    0.00
24 Month Interest-Only               5     1,069,418     0.31    7.296     615       213,884   80.76    45.86     8.65  100.00
60 Month Interest-Only             309    86,142,442    24.62    7.764     653       278,778   80.99    44.07    31.05  100.00
120 Month Interest-Only              1       112,005     0.03    8.050     624       112,005   80.00    48.34   100.00  100.00
                                 -----  ------------   ------    -----     ---      --------   -----    -----   ------  ------
TOTAL:                           1,950  $349,915,757   100.00%   8.358%    627      $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====     ===      ========   =====    =====   ======  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
GEOGRAPHIC LOCATION              LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Alabama                             18  $  2,113,149     0.60%   8.854%     615     $117,397   80.98%   41.22%   43.24%   7.24%
Arizona                             85    15,188,398     4.34    8.288      621      178,687   77.97    43.26    34.64   28.42
Arkansas                             6       605,987     0.17    8.726      645      100,998   88.81    31.09    20.96   16.77
California                         411   102,726,730    29.36    8.152      644      249,943   82.53    44.61    20.98   41.22
Colorado                            15     3,077,650     0.88    8.495      604      205,177   84.01    45.09    53.93    6.95
Connecticut                          7     1,785,942     0.51    8.329      596      255,135   86.95    46.50    19.89   12.46
District of Columbia                 2       751,162     0.21    7.866      575      375,581   69.95    50.56    33.53    0.00
Florida                            190    33,553,127     9.59    8.418      637      176,595   83.93    43.12    29.93   25.73
Georgia                             33     5,043,403     1.44    8.448      621      152,830   84.20    42.59    55.42   16.92
Hawaii                               1       237,725     0.07    8.750      569      237,725   85.00    38.92   100.00    0.00
Idaho                                5       700,369     0.20    8.627      605      140,074   79.91    31.28    47.28   12.91
Illinois                           120    20,572,949     5.88    8.699      625      171,441   83.57    43.16    53.53   21.19
Indiana                             46     5,223,216     1.49    8.443      605      113,548   86.25    39.31    74.57    4.37
Iowa                                 3       290,646     0.08    9.270      574       96,882   83.98    45.73   100.00    0.00
Kansas                              12     1,372,450     0.39    8.576      611      114,371   85.51    38.56    85.72   21.82
Kentucky                            16     1,926,120     0.55    8.569      611      120,382   82.20    45.19    60.37   19.73
Louisiana                           20     2,313,305     0.66    8.299      628      115,665   86.40    44.13    30.35    0.00
Maine                                3       467,124     0.13    8.252      601      155,708   82.45    38.56   100.00    0.00
Maryland                            56    15,542,977     4.44    7.956      617      277,553   80.27    43.18    52.58   13.29
Massachusetts                        6     1,407,785     0.40    7.695      614      234,631   77.94    31.11     0.00    0.00
Michigan                           109    13,592,377     3.88    8.682      603      124,701   83.64    41.46    70.79   10.88
Minnesota                           26     4,435,746     1.27    8.440      618      170,606   76.44    44.74    60.51   42.77
Mississippi                         11     1,163,167     0.33    8.787      597      105,742   84.34    40.34    54.87    9.63
Missouri                            49     6,673,366     1.91    8.736      601      136,191   84.17    43.69    59.88   20.48
Nebraska                             3       255,766     0.07    7.982      586       85,255   83.77    39.92   100.00    0.00
Nevada                              30     5,742,730     1.64    8.301      626      191,424   84.85    41.88    20.01   29.70
New Hampshire                        1       147,000     0.04    8.875      617      147,000   89.09    54.41   100.00    0.00
New Jersey                          24     6,856,844     1.96    8.149      620      285,702   83.73    33.68    41.22   28.39
New Mexico                           3       318,869     0.09    7.969      614      106,290   81.69    42.21   100.00    0.00
New York                            67    15,709,015     4.49    8.023      649      234,463   82.39    41.92    35.68   19.54
North Carolina                      19     2,727,236     0.78    9.191      602      143,539   87.74    43.86    40.44   13.23
North Dakota                         3       294,725     0.08    9.462      618       98,242   90.11    43.15    55.57    0.00
Ohio                                63     7,667,651     2.19    8.519      606      121,709   85.67    42.46    70.63    9.19
Oklahoma                            14     1,156,235     0.33    8.972      633       82,588   84.26    42.18    52.95    0.00
Oregon                              20     4,154,821     1.19    8.165      610      207,741   82.52    40.79    34.06   12.54
Pennsylvania                        26     4,840,580     1.38    7.790      610      186,176   83.45    38.04    42.94    0.00
Rhode Island                         3       516,653     0.15    7.890      635      172,218   72.78    40.70    34.77   52.18
South Carolina                      15     2,679,585     0.77    8.759      588      178,639   82.03    40.35    43.60    8.06
South Dakota                         1        56,969     0.02    9.050      558       56,969   75.00    42.28   100.00    0.00
Tennessee                           70     7,703,491     2.20    8.647      623      110,050   83.10    41.33    66.33   18.08
Texas                              195    21,729,073     6.21    8.806      612      111,431   85.56    42.53    53.91    6.71
Utah                                14     2,393,197     0.68    8.533      613      170,943   86.28    40.17    72.13   14.77
Virginia                            41     9,969,305     2.85    8.353      632      243,154   85.09    43.86    44.64   35.07
Washington                          45     8,135,825     2.33    8.533      623      180,796   83.94    40.25    29.09   21.86
West Virginia                        3       426,019     0.12    8.543      561      142,006   85.00    43.75   100.00    0.00
Wisconsin                           39     5,518,099     1.58    8.493      607      141,490   85.24    42.02    76.67   14.21
Wyoming                              1       151,200     0.04    8.640      597      151,200   80.00    38.70   100.00  100.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------  ------
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======  ======

No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      19  $  2,785,606     0.80%    7.641%    595     $146,611   41.19%   37.03%   67.37%   8.97%
50.01% to 55.00%                    12     2,678,091     0.77     7.340     565      223,174   53.05    45.69    83.21    0.00
55.01% to 60.00%                    12     2,033,057     0.58     7.913     609      169,421   58.05    44.79    72.07    0.00
60.01% to 65.00%                    26     5,952,792     1.70     7.822     581      228,954   63.56    39.86    46.36   20.80
65.01% to 70.00%                    29     7,198,894     2.06     7.561     599      248,238   68.88    42.35    59.80   22.90
70.01% to 75.00%                    58    15,305,978     4.37     7.938     591      263,896   74.01    45.06    55.50   12.49
75.01% to 80.00%                   838   183,057,397    52.31     7.856     641      218,446   79.87    42.90    34.65   36.39
80.01% to 85.00%                   121    27,925,288     7.98     8.339     588      230,788   84.67    42.72    38.96   12.98
85.01% to 90.00%                   225    49,210,692    14.06     8.446     607      218,714   89.78    42.42    46.84   19.74
90.01% to 95.00%                    98    15,985,654     4.57     9.019     607      163,119   94.55    41.83    70.52    8.04
95.01% to 100.00%                  512    37,782,307    10.80    10.965     657       73,794   99.93    43.49    27.16    2.74
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%    8.358%    627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.69% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.88% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.74%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

COMBINED LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF COMBINED              MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
--------------------           -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
50.00% or less                      19  $  2,785,606     0.80%   7.641%     595     $146,611   41.19%   37.03%   67.37%   8.97%
50.01% to 55.00%                    12     2,678,091     0.77    7.340      565      223,174   53.05    45.69    83.21    0.00
55.01% to 60.00%                    11     2,003,918     0.57    7.924      609      182,174   58.08    44.83    71.66    0.00
60.01% to 65.00%                    26     5,952,792     1.70    7.822      581      228,954   63.56    39.86    46.36   20.80
65.01% to 70.00%                    27     6,734,211     1.92    7.539      595      249,415   68.94    43.04    63.26   24.48
70.01% to 75.00%                    47    12,967,238     3.71    7.915      586      275,899   73.95    44.90    63.40   12.92
75.01% to 80.00%                   134    32,288,274     9.23    8.053      584      240,957   79.34    40.97    49.25   13.15
80.01% to 85.00%                   109    27,045,509     7.73    8.259      589      248,124   84.02    42.53    37.97   14.77
85.01% to 90.00%                   219    48,248,459    13.79    8.392      609      220,313   89.29    42.03    45.22   18.94
90.01% to 95.00%                   140    24,258,345     6.93    8.927      609      173,274   90.85    42.41    57.15   10.73
95.01% to 100.00%                1,206   184,953,313    52.86    8.450      654      153,361   84.09    43.47    31.02   33.81
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 17.69% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 91.84%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 45.96% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.21%.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

DEBT-TO-INCOME RATIOS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF                       MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DEBT-TO-INCOME RATIOS            LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
---------------------          -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
20.00% or less                      41  $  7,060,634     2.02%   8.142%     620     $172,211   82.60%   14.42%   21.71%  15.82%
20.01% to 25.00%                    41     6,174,074     1.76    8.473      616      150,587   80.78    22.46    37.05   29.35
25.01% to 30.00%                    86    12,535,830     3.58    8.216      612      145,765   81.98    27.71    63.63   15.95
30.01% to 35.00%                   147    21,096,183     6.03    8.388      611      143,511   82.05    32.58    57.17    9.13
35.01% to 40.00%                   289    49,590,134    14.17    8.437      622      171,592   84.53    37.89    45.32   17.53
40.01% to 45.00%                   459    78,951,225    22.56    8.417      634      172,007   82.53    42.75    38.60   25.41
45.01% to 50.00%                   710   140,933,351    40.28    8.345      633      198,498   83.33    47.73    31.93   31.71
50.01% to 55.00%                   173    33,171,389     9.48    8.225      613      191,742   82.99    51.71    53.65   21.17
55.01% to 60.00%                     4       402,937     0.12    7.204      578      100,734   68.67    55.32   100.00    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.52% to 55.52% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.85%.

LOAN PURPOSE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Purchase                         1,377  $223,613,703   63.91%    8.489%     643     $162,392   84.28%   42.99%   29.27%  30.17%
Refinance - Cashout                516   118,528,241   33.87     8.123      599      229,706   80.79    42.71    57.05   16.01
Refinance - Rate/Term               57     7,773,813    2.22     8.174      602      136,383   83.77    40.97    89.37   11.26
                                 -----  ------------  ------     -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757  100.00%    8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============  ======     =====      ===     ========   =====    =====    =====   =====

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

PROPERTY TYPE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Single Family                    1,430  $251,577,544    71.90%    8.323%    625     $175,928   82.85%   42.38%   41.63%  24.39%
Planned Unit Development           350    66,643,012    19.05     8.430     627      190,409   83.77    43.85    36.01   22.97
Condominium                         84    15,157,031     4.33     8.380     631      180,441   83.40    44.54    38.13   27.75
Two- to Four-Family                 71    14,488,212     4.14     8.583     657      204,059   84.32    44.77    28.98   40.69
Townhouse                            6     1,030,100     0.29     8.078     623      171,683   82.54    37.74    36.42   53.42
Rowhouse                             5       567,349     0.16     8.262     572      113,470   68.66    47.91    85.91    0.00
Manufactured Housing                 4       452,508     0.13    10.090     569      113,127   79.77    43.87   100.00    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----   ------   -----
TOTAL:                           1,950  $349,915,757   100.00%    8.358%    627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    ======     ===     ========   =====    =====   ======   =====

DOCUMENTATION

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
DOCUMENTATION                    LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------                  -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Stated Documentation               984  $195,478,180    55.86%   8.538%     644     $198,657   83.57%   44.10%    0.00%  29.89%
Full Documentation                 920   140,018,342    40.01    8.139      604      152,194   82.28    42.36   100.00   19.25
Lite Documentation                  46    14,419,234     4.12    8.031      616      313,462   84.27    30.55     0.00   13.42
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

OCCUPANCY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
OCCUPANCY                        LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
---------                      -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Primary                          1,902  $341,321,416    97.54%   8.349%     627     $179,454   83.13%   42.89%   39.40%  25.58%
Investment                          36     5,636,524     1.61    8.614      629      156,570   84.18    40.25    77.92    0.00
Second Home                         12     2,957,817     0.85    8.926      610      246,485   76.13    43.67    38.72    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

MORTGAGE LOANS AGE SUMMARY

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
MORTGAGE LOANS AGE             MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
(MONTHS)                         LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------------             -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
0                                   39  $  8,006,715     2.29%   8.116%     653     $205,300   80.84%   44.18%   29.55%  32.63%
1                                  450    90,553,438    25.88    8.308      643      201,230   83.18    43.25    22.19   30.78
2                                  326    67,456,099    19.28    8.348      633      206,921   84.02    42.73    29.11   23.15
3                                  391    69,190,976    19.77    8.417      616      176,959   82.94    43.49    48.26   19.29
4                                  494    75,758,357    21.65    8.466      620      153,357   83.45    42.38    55.23   22.61
5                                  144    23,626,456     6.75    8.246      611      164,073   80.95    41.48    54.96   28.20
6                                   34     4,308,811     1.23    8.370      589      126,730   80.49    39.38    83.79   22.15
7                                   29     5,016,499     1.43    8.097      609      172,983   79.29    42.00    65.62   30.47
8                                   16     2,522,517     0.72    8.296      610      157,657   86.19    43.07    46.46   24.04
9                                   12     1,720,216     0.49    7.978      622      143,351   83.36    43.50    35.80   57.75
10                                   5       435,270     0.12    8.571      592       87,054   84.60    40.70    49.04    0.00
11                                   7       887,925     0.25    7.678      585      126,846   83.96    45.20    73.51    0.00
12                                   3       432,479     0.12    8.266      579      144,160   81.72    46.18    33.91    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

ORIGINAL PREPAYMENT PENALTY TERM

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
ORIGINAL PREPAYMENT            MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
PENALTY TERM                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
-------------------            -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
None                               516  $ 77,994,171    22.29%   8.862%     624     $151,151   84.63%   41.63%   46.96%  19.52%
12 Months                           99    24,693,281     7.06    8.363      634      249,427   81.53    41.45    30.95   27.55
13 Months                            5     1,866,750     0.53    8.147      621      373,350   79.19    40.50    30.27   30.27
24 Months                          761   139,750,458    39.94    8.272      626      183,641   83.01    43.31    38.80   28.09
36 Months                          530    99,064,436    28.31    8.093      631      186,914   82.61    43.60    38.11   25.72
48 Months                            2       172,908     0.05    8.818      627       86,454   82.75    46.51     0.00    0.00
60 Months                           37     6,373,754     1.82    8.220      586      172,264   80.38    41.87    50.31    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF CREDIT SCORES           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
Not Available                        6  $    411,356     0.12%   9.418%      NA     $ 68,559   69.81%   36.83%  100.00%   0.00%
501 to 525                          30     4,504,993     1.29    8.878      511      150,166   73.80    44.08    91.68    0.00
526 to 550                          82    14,058,681     4.02    8.543      540      171,447   76.85    42.31    77.95    0.00
551 to 575                         162    30,244,869     8.64    8.537      564      186,697   81.86    41.51    53.99    7.91
576 to 600                         310    60,044,381    17.16    8.358      590      193,692   82.01    41.60    55.01   15.76
601 to 625                         394    71,882,648    20.54    8.258      612      182,443   83.18    43.26    55.26   20.52
626 to 650                         396    68,680,084    19.63    8.465      639      173,435   85.13    42.74    27.19   27.75
651 to 675                         261    44,736,506    12.78    8.361      662      171,404   84.33    44.29    21.96   36.47
676 to 700                         146    26,248,899     7.50    8.334      687      179,787   83.72    43.07    10.96   40.69
701 to 725                          78    13,746,956     3.93    8.025      712      176,243   83.70    44.49     8.16   52.95
726 to 750                          47     8,636,224     2.47    7.889      735      183,749   83.87    42.87    31.52   48.31
751 to 775                          29     5,323,896     1.52    8.144      761      183,583   84.20    43.69     0.00   49.46
776 to 800                           7     1,171,414     0.33    7.679      783      167,345   79.36    45.64     0.00   49.42
801 to 825                           2       224,849     0.06    8.460      809      112,424   84.00    30.18   100.00    0.00
                                 -----  ------------   ------    -----      ---     --------   -----    -----   ------   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====   ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 627.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

CREDIT GRADE

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
CREDIT GRADE                     LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
------------                   -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
A+                                 228  $ 37,161,583    10.62%   8.543%     631     $162,989   85.91%   41.32%   36.42%  22.28%
A                                  584   104,694,818    29.92    8.326      608      179,272   83.08    43.00    53.24   21.16
A-                                 177    34,369,824     9.82    8.440      588      194,180   81.86    40.64    56.31   11.14
B                                  165    34,027,189     9.72    8.241      580      206,225   79.89    41.85    58.81   16.84
C                                   50     9,350,991     2.67    8.505      550      187,020   76.55    42.85    65.47    0.00
C-                                  49     8,393,954      2.4    8.562      534      171,305   73.77    43.58    83.23    0.00
SA1                                268    47,061,381    13.45    8.197      714      175,602   84.08    43.42     8.49   46.33
SA2                                161    26,261,902     7.51    8.345      671      163,117   84.07    45.20    15.43   38.20
SA3                                268    48,594,115    13.89    8.408      649      181,321   85.39    44.01    21.03   31.88
                                 -----  ------------   ------    -----      ---     --------   -----    -----    -----   -----
TOTAL:                           1,950  $349,915,757   100.00%   8.358%     627     $179,444   83.09%   42.85%   40.01%  24.96%
                                 =====  ============   ======    =====      ===     ========   =====    =====    =====   =====

GROSS MARGINS

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
RANGE OF GROSS MARGINS           LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
2.001% to 2.500%                     3  $    803,500     0.28%    7.568%    568     $267,833    83.42%  33.24%  100.00%  25.69%
2.501% to 3.000%                     1       154,000     0.05     7.350     650      154,000    75.12   47.93   100.00  100.00
3.001% to 3.500%                     5     1,273,298     0.44     7.042     608      254,660    80.10   49.70   100.00    8.14
3.501% to 4.000%                    10     2,587,680     0.89     7.586     613      258,768    83.03   41.77    19.57   34.79
4.001% to 4.500%                    12     3,531,625     1.22     6.532     677      294,302    80.00   42.19    53.59   57.85
4.501% to 5.000%                    64    18,705,996     6.46     6.940     643      292,281    76.61   42.93    45.03   47.64
5.001% to 5.500%                   107    26,641,879     9.20     7.434     634      248,990    81.30   41.88    41.22   34.03
5.501% to 6.000%                   239    57,605,004    19.90     7.756     635      241,025    80.34   43.28    39.29   33.73
6.001% to 6.500%                   252    59,066,456    20.41     7.864     634      234,391    80.76   44.15    36.54   30.52
6.501% to 7.000%                   265    56,686,182    19.58     8.378     621      213,910    82.24   42.18    33.73   26.39
7.001% to 7.500%                   165    32,433,578    11.21     8.790     600      196,567    84.20   42.50    42.65   22.90
7.501% to 8.000%                   107    19,326,665     6.68     9.097     599      180,623    84.30   42.95    42.93   19.86
8.001% to 8.500%                    43     7,264,043     2.51     9.395     590      168,931    85.18   40.22    38.87    6.32
8.501% to 9.000%                    18     2,882,319     1.00     9.779     593      160,129    86.35   40.07    49.55    6.74
9.001% to 9.500%                     1       191,748     0.07     9.425     606      191,748   100.00   44.95   100.00    0.00
9.501% to 10.000%                    2       104,949     0.04    11.197     587       52,475    91.24   27.63   100.00    0.00
10.501% to 11.000%                   1       190,000     0.07    10.800     643      190,000   100.00   40.79     0.00    0.00
                                 -----  ------------   ------    ------     ---     --------   ------   -----   ------  ------
TOTAL:                           1,295  $289,448,922   100.00%    8.068%    625     $223,513    81.58%  42.84%   39.40%  29.62%
                                 =====  ============   ======    ======     ===     ========   ======   =====   ======  ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.550% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.335% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

MAXIMUM MORTGAGE RATES

                                NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL  PERCENT OF WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE  AVERAGE PERCENT
RANGE OF MAXIMUM               MORTGAGE    BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
MORTGAGE RATES                   LOANS   OUTSTANDING    POOL     COUPON    SCORE  OUTSTANDING    LTV      DTI     DOC      IO
----------------               -------- ------------ ---------- -------- -------- ----------- -------- -------- ------- -------
11.501% to 12.000%                   2  $    682,347     0.24%    5.948%    685     $341,174   80.00%   48.89%    0.00% 100.00%
12.001% to 12.500%                  16     5,001,402     1.73     6.402     690      312,588   79.94    43.37    54.16   60.29
12.501% to 13.000%                  57    16,952,324     5.86     6.876     651      297,409   76.99    41.09    36.48   46.53
13.001% to 13.500%                 107    30,672,722    10.60     7.241     644      286,661   78.99    43.75    36.28   40.60
13.501% to 14.000%                 204    51,915,626    17.94     7.651     634      254,488   80.10    42.38    34.15   36.70
14.001% to 14.500%                 165    39,425,409    13.62     7.798     633      238,942   81.10    43.70    35.47   26.70
14.501% to 15.000%                 245    56,921,539    19.67     8.170     620      232,333   81.83    42.00    37.95   29.32
15.001% to 15.500%                 150    29,426,547    10.17     8.407     616      196,177   82.58    43.91    43.26   21.82
15.501% to 16.000%                 143    28,583,793     9.88     8.924     603      199,887   83.85    43.61    37.06   18.60
16.001% to 16.500%                 101    15,817,706     5.46     9.321     595      156,611   85.60    41.58    53.92   18.81
16.501% to 17.000%                  73    10,316,697     3.56     9.832     581      141,325   87.55    43.45    58.93    6.82
17.001% to 17.500%                  18     2,163,530     0.75    10.315     568      120,196   87.88    41.71    84.89    0.00
17.501% to 18.000%                  12     1,063,311     0.37    10.743     582       88,609   88.06    38.56    84.09    0.00
18.001% to 18.500%                   2       505,970     0.17    11.495     640      252,985   95.31    45.77     9.09    0.00
                                 -----  ------------   ------    ------     ---     --------   -----    -----    -----  ------
TOTAL:                           1,295  $289,448,922   100.00%    8.068%    625     $223,513   81.58%   42.84%   39.40%  29.62%
                                 =====  ============   ======    ======     ===     ========   =====    =====    =====  ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.900% per annum to 18.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.569% per annum.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3
                                         GROUP 2 MORTGAGE LOANS

NEXT RATE ADJUSTMENT DATE

                                NUMBER    AGGREGATE   PERCENT          WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                                  OF      PRINCIPAL     OF    WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE PERCENT
                               MORTGAGE    BALANCE   MORTGAGE  AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL  PERCENT
NEXT RATE ADJUSTMENT DATE        LOANS   OUTSTANDING   POOL    COUPON   SCORE   OUTSTANDING    LTV      DTI     DOC      IO
-------------------------      -------- ------------ -------- -------- -------- ----------- -------- -------- ------- -------
July 2006                            2  $    440,451    0.15%  6.607%     582     $220,225   71.12%   38.08%  100.00%   0.00%
August 2006                          3       552,082    0.19   7.886      585      184,027   82.00    34.84    50.81    0.00
September 2006                       4     1,415,122    0.49   7.006      588      353,780   81.91    40.13     0.00    0.00
June 2007                            3       432,479    0.15   8.266      579      144,160   81.72    46.18    33.91    0.00
July 2007                            5       811,816    0.28   7.513      581      162,363   84.03    45.39    76.82    0.00
August 2007                          3       339,707    0.12   8.300      589      113,236   83.29    39.79    47.74    0.00
September 2007                       9     1,476,643    0.51   7.617      622      164,071   81.54    42.79    35.58   67.28
October 2007                        10     2,114,466    0.73   7.841      601      211,447   84.35    43.09    55.42   28.67
November 2007                       15     3,144,627    1.09   7.975      609      209,642   77.21    42.98    70.45   45.05
December 2007                       22     3,048,078    1.05   8.154      585      138,549   78.71    38.96    80.28   25.68
January 2008                        86    16,162,136    5.58   8.069      609      187,932   81.34    42.68    55.91   34.28
February 2008                      286    50,714,045   17.52   8.300      613      177,322   82.80    42.80    55.33   26.29
March 2008                         207    39,576,190   13.67   8.314      616      191,189   82.32    43.66    52.68   25.44
April 2008                         115    30,485,504   10.53   8.247      624      265,091   82.04    42.79    25.70   27.15
May 2008                           124    36,598,259   12.64   7.925      646      295,147   81.00    43.35    24.54   35.21
June 2008                           19     5,633,346    1.95   7.861      645      296,492   78.83    44.48    22.58   31.89
November 2008                        5       966,881    0.33   8.006      610      193,376   81.59    42.14    47.02    0.00
December 2008                        2       291,804    0.10   8.690      593      145,902   81.13    39.47   100.00   58.94
January 2009                         6     1,290,358    0.45   7.641      637      215,060   75.66    34.20    34.11   59.83
February 2009                       63    11,971,007    4.14   8.055      637      190,016   80.80    41.19    58.65   29.26
March 2009                          63    15,852,753    5.48   8.213      611      251,631   81.40    42.73    38.61   20.03
April 2009                          90    24,283,758    8.39   7.820      636      269,820   82.57    42.63    25.03   26.09
May 2009                           138    38,253,302   13.22   7.809      636      277,198   80.51    42.94    17.53   38.65
June 2009                            3       917,625    0.32   6.641      687      305,875   79.45    43.46    65.39   88.93
August 2010                          1        51,292    0.02   7.200      598       51,292   80.00    43.82   100.00    0.00
January 2011                         1       168,000    0.06   7.600      640      168,000   80.00    36.07   100.00  100.00
February 2011                        5     1,370,633    0.47   6.993      616      274,127   71.68    42.95   100.00   21.35
March 2011                           5     1,086,557    0.38   8.338      614      217,311   86.18    44.74    64.68    0.00
                                 -----  ------------  ------   -----      ---     --------   -----    -----   ------  ------
TOTAL:                           1,295  $289,448,922  100.00%  8.068%     625     $223,513   81.58%   42.84%   39.40%  29.62%
                                 =====  ============  ======   =====      ===     ========   =====    =====   ======  ======

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                                  MORTGAGE POOL

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                ORIGINAL         REMAINING                             ORIGINAL
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING    MONTHS TO
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO      PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM       PENALTY
 BALANCE ($)     RATE(%)    RATE(%)   (MONTHS)    (MONTHS)      (MONTHS)         (MONTHS)      (MONTHS)    (MONTHS)   EXPIRATION
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------   ----------
    96,627.73     8.050      7.550       180        179            360              359            0           0           0
 1,116,308.54     8.261      7.761       360        358            480              478            0           0           0
   145,736.99     8.338      7.838       120        119            120              119            0           0           0
 1,040,608.70     8.229      7.729       180        177            180              177            0           0           0
   431,053.07     7.967      7.467       240        239            240              239            0           0           0
14,461,777.74     8.429      7.929       360        358            360              358            0           0           0
   515,929.47     7.463      6.963       360        358            300              300           60          58           0
    74,005.83     8.700      8.200       360        357            480              477            0           0          36
   514,753.33     8.531      8.031       180        175            180              175            0           0          36
    98,526.42     9.625      9.125       240        239            240              239            0           0          36
   462,790.10     9.025      8.525       360        358            360              358            0           0          24
   379,863.31     8.440      7.940       360        357            360              357            0           0          30
 8,108,423.20     8.375      7.875       360        358            360              358            0           0          36
   349,460.88     7.974      7.474       360        359            480              479            0           0          36
   153,699.16     7.200      6.700       180        178            180              178            0           0          36
 3,841,113.63     7.665      7.165       360        358            360              358            0           0          36
   169,291.63     7.850      7.350       360        358            480              478            0           0          12
   451,784.67     6.944      6.444       360        359            480              479            0           0          36
   114,716.56     8.750      8.250       180        179            180              179            0           0          36
   165,237.01     7.590      7.090       240        238            240              238            0           0          12
   148,815.94     9.375      8.875       240        239            240              239            0           0          36
   497,698.09     8.365      7.865       360        358            360              358            0           0          24
 4,448,633.27     8.444      7.944       360        358            360              358            0           0          36
   111,150.11     7.790      7.290       360        358            300              300           60          58          36
   147,789.62     6.460      5.960       360        358            480              478            0           0          24
    92,368.51     7.950      7.450       180        178            180              178            0           0          24
 1,407,116.30     7.739      7.239       360        358            360              358            0           0          24
   468,947.21     8.548      8.048       360        358            360              358            0           0          36
   883,658.79     7.440      6.940       360        359            480              479            0           0          36
   219,375.22     7.250      6.750       180        178            180              178            0           0          24
   822,368.04     7.205      6.705       360        357            360              357            0           0          24
 3,495,267.32     7.270      6.770       360        358            360              358            0           0          36
   221,456.63     9.773      9.273       360        358            360              358            0           0          36
   435,193.56     8.302      7.802       360        358            360              358            0           0          36
   261,710.79     7.500      7.000       360        358            360              358            0           0          36
   193,314.63     9.478      8.978       180        178            360              358            0           0          36
   323,166.30     6.990      6.490       360        357            480              477            0           0          12
   248,728.10     6.990      6.490       360        357            480              477            0           0          24
 1,783,022.94     7.765      7.265       360        358            480              478            0           0          36
   500,756.01     8.607      8.107       180        177            180              177            0           0          36
   209,368.63     7.500      7.000       240        239            240              239            0           0          12
   102,312.91     8.740      8.240       240        237            240              237            0           0          24
   351,000.36     7.901      7.401       240        239            240              239            0           0          36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                  GROUP 1 FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                     ORIGINAL     REMAINING                      ORIGINAL
                                                   AMORTIZATION AMORTIZATION ORIGINAL REMAINING  MONTHS TO
                          NET   ORIGINAL REMAINING  TERM (LESS   TERM (LESS     IO        IO    PREPAYMENT
   CURRENT    MORTGAGE MORTGAGE   TERM      TERM     IO TERM)     IO TERM)     TERM      TERM     PENALTY
 BALANCE ($)   RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS) EXPIRATION
 -----------  -------- -------- -------- --------- ------------ ------------ -------- --------- ----------
 2,909,854.73   7.972    7.472     360      359         360          359          0        0        12
   342,533.24   7.809    7.309     360      359         360          359          0        0        24
17,243,171.80   8.094    7.594     360      358         360          358          0        0        36
   223,223.91   6.990    6.490     360      357         300          300         60       57        24
   681,977.27   7.894    7.394     360      358         300          300         60       58        36
   284,597.66   8.843    8.343     240      238         240          238          0        0        36
 1,300,272.11   8.284    7.784     360      359         360          359          0        0        36
   153,947.52   7.990    7.490     360      358         360          358          0        0        24
   535,554.90   7.247    6.747     360      358         480          478          0        0        36
   361,345.44   7.928    7.428     180      178         180          178          0        0        36
   174,473.86   8.142    7.642     240      239         240          239          0        0        36
 7,867,748.33   7.846    7.346     360      358         360          358          0        0        36
   350,558.21   7.307    6.807     360      358         300          300         60       58        36
   307,895.05   7.990    7.490     360      359         360          359          0        0        36
   230,921.29   6.800    6.300     240      239         240          239          0        0        36
    71,534.28  10.210    9.710     360      358         360          358          0        0        24
   795,804.26   7.976    7.476     360      358         360          358          0        0        36
   687,632.28   7.438    6.938     360      359         480          479          0        0        36
    80,883.13   9.250    8.750     360      358         360          358          0        0        12
   164,094.79   7.750    7.250     360      359         360          359          0        0        36
 1,725,751.75   7.519    7.019     360      359         480          479          0        0        36
    64,144.80   8.375    7.875     120      119         120          119          0        0        24
   459,035.96   8.840    8.340     180      177         180          177          0        0        36
    63,631.64   7.250    6.750     240      239         240          239          0        0        24
   256,579.21   7.500    7.000     240      239         240          239          0        0        36
   480,577.91   8.713    8.213     360      358         360          358          0        0        12
   271,460.80   8.775    8.275     360      359         360          359          0        0        24
 6,800,134.21   8.296    7.796     360      358         360          358          0        0        36
   119,052.75   7.625    7.125     360      357         240          240        120      117        12
   886,753.90   7.923    7.423     360      357         300          300         60       57        36
   111,445.95   9.500    9.000     360      355         360          355          0        0        36
   580,201.21   8.075    7.575     360      359         360          359          0        0        36
 6,057,493.39  11.413   10.913     180      177         360          357          0        0         0
    20,243.69  10.350    9.850     180      176         180          176          0        0         0
   376,995.83  11.848   11.348     240      235         240          235          0        0         0
   105,064.95  10.546   10.046     360      358         360          358          0        0         0
    61,338.45  11.999   11.499     180      177         360          357          0        0        12
   161,176.01  11.949   11.449     180      177         360          357          0        0        24
   794,901.44  11.520   11.020     180      178         360          358          0        0        36
   334,661.00  11.641   11.141     180      178         360          358          0        0        24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                  GROUP 1 FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                    ORIGINAL     REMAINING                      ORIGINAL
                                                  AMORTIZATION AMORTIZATION ORIGINAL REMAINING  MONTHS TO
                         NET   ORIGINAL REMAINING  TERM (LESS   TERM (LESS     IO        IO    PREPAYMENT
   CURRENT   MORTGAGE MORTGAGE   TERM      TERM     IO TERM)     IO TERM)     TERM      TERM     PENALTY
 BALANCE ($)  RATE(%)  RATE(%) (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS) EXPIRATION
 ----------- -------- -------- -------- --------- ------------ ------------ -------- --------- ----------
   86,187.91  10.665   10.165     180      177         360          357         0        0         36
   50,597.42  12.500   12.000     180      179         360          359         0        0         12
  186,386.66  11.805   11.305     180      175         360          355         0        0         24
  384,673.81  11.935   11.435     180      178         360          358         0        0         36
  102,111.53  12.061   11.561     180      178         360          358         0        0         24
   63,426.38  11.990   11.490     180      179         360          359         0        0         36
   23,149.81  12.350   11.850     240      236         240          236         0        0         36
   27,702.62  12.000   11.500     180      177         360          357         0        0         24
  145,503.85  12.296   11.796     180      178         360          358         0        0         12
  767,293.76  11.103   10.603     180      177         360          357         0        0         24
1,775,062.39  11.458   10.958     180      178         360          358         0        0         36
   14,347.91  10.750   10.250     180      178         180          178         0        0         24
   14,666.73  11.750   11.250     180      177         180          177         0        0         36
   44,909.04  12.300   11.800     240      237         240          237         0        0         24
   46,091.86   9.990    9.490     360      356         360          356         0        0         36
  140,605.41  10.881   10.381     180      178         360          358         0        0         36
  700,698.80  11.117   10.617     180      178         360          358         0        0         24
  119,965.74  10.550   10.050     180      178         360          358         0        0         36
   79,017.12  11.362   10.862     180      179         360          359         0        0         24
   36,434.25  11.250   10.750     180      179         360          359         0        0         36
   86,090.72  11.131   10.631     360      359         360          359         0        0         24
   29,749.47  12.990   12.490     180      177         360          357         0        0         12
  256,504.71  11.025   10.525     180      177         360          357         0        0         24
  391,987.09  11.228   10.728     180      179         360          359         0        0         36
   63,382.80  12.300   11.800     180      176         180          176         0        0         24
  229,831.14  10.996   10.496     360      356         360          356         0        0         24
  137,115.93  10.029    9.529     180      179         360          359         0        0         24
   36,915.70  11.750   11.250     180      177         360          357         0        0         36
   64,863.22  10.000    9.500     180      179         360          359         0        0         36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)     (MOS)      (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
   777,765.43     8.490      7.990       360        356            360              356            0           0
23,337,226.82     8.663      8.163       360        357            360              357            0           0
 6,749,933.13     8.372      7.872       360        358            480              478            0           0
33,299,526.13     8.210      7.710       360        358            360              358            0           0
10,080,365.46     7.974      7.474       360        358            480              478            0           0
   155,918.05     7.850      7.350       360        358            360              358            0           0
 7,890,132.26     8.281      7.781       360        357            300              300           60          57
 7,304,314.29     8.063      7.563       360        358            300              300           60          58
   526,317.15     8.267      7.767       360        357            360              357            0           0
 6,878,266.10     8.582      8.082       360        358            360              358            0           0
 1,811,135.46     9.835      9.335       360        357            360              357            0           0
   430,437.28     8.312      7.812       360        359            480              479            0           0
 1,409,869.01     8.032      7.532       360        358            480              478            0           0
   644,991.31     8.653      8.153       360        358            360              358            0           0
 9,730,014.32     8.383      7.883       360        358            360              358            0           0
   792,371.98     8.330      7.830       360        359            480              479            0           0
   394,953.34     7.896      7.396       360        356            480              476            0           0
 6,066,815.25     8.132      7.632       360        358            480              478            0           0
    82,978.72     8.000      7.500       360        356            360              356            0           0
   355,316.02     8.700      8.200       360        358            300              300           60          58
   626,928.72     7.762      7.262       360        358            300              300           60          58
   211,113.37     9.667      9.167       360        356            300              300           60          56
 3,195,930.09     7.860      7.360       360        358            300              300           60          58
 9,589,788.56     8.262      7.762       360        358            360              358            0           0
 1,659,888.34     8.262      7.762       360        357            480              477            0           0
   870,409.66     8.027      7.527       360        358            300              300           60          58
 4,309,648.04     8.154      7.654       360        358            360              358            0           0
 1,445,064.12     8.484      7.984       360        357            480              477            0           0
   112,484.32     8.040      7.540       360        357            300              300           60          57
   603,884.82     7.640      7.140       360        358            300              300           60          58
 1,902,531.11     8.955      8.455       360        358            360              358            0           0
 5,107,056.20     8.224      7.724       360        357            360              357            0           0
   454,981.65     9.116      8.616       360        358            360              358            0           0
 1,566,609.46     7.917      7.417       360        358            480              478            0           0
   200,131.78     7.800      7.300       360        358            360              358            0           0
   192,126.51     8.250      7.750       360        359            360              359            0           0
 5,092,270.40     8.154      7.654       360        358            360              358            0           0
   557,084.78     8.499      7.999       360        359            480              479            0           0
   346,381.93     8.000      7.500       360        358            480              478            0           0
 1,784,603.95     7.777      7.277       360        358            480              478            0           0
    48,791.10     8.150      7.650       360        358            360              358            0           0
   143,653.70    10.106      9.606       360        357            360              357            0           0
    93,515.94     7.900      7.400       360        357            300              300           60          57
 1,952,116.62     7.886      7.386       360        358            300              300           60          58
   116,589.59     6.400      5.900       360        358            300              300           60          58
   609,888.78     8.339      7.839       360        358            300              300           60          58
 1,998,341.50     7.683      7.183       360        358            300              300           60          58
   909,037.49     8.827      8.327       360        358            360              358            0           0
 2,743,931.82     8.612      8.112       360        358            360              358            0           0
   207,830.16     8.782      8.282       360        357            480              477            0           0

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
   777,765.43    8.240    2.000      2.000     14.490     8.490       12          20        1 Year LIBOR        0
23,337,226.82    6.245    2.785      1.000     15.204     8.220        6          21       6 Month LIBOR        0
 6,749,933.13    6.436    2.684      1.024     14.645     8.365        6          22       6 Month LIBOR        0
33,299,526.13    5.958    2.340      1.005     14.495     8.102        6          34       6 Month LIBOR        0
10,080,365.46    6.129    2.337      1.000     14.113     7.974        6          34       6 Month LIBOR        0
   155,918.05    5.860    3.000      1.000     14.850     7.850        6          58       6 Month LIBOR        0
 7,890,132.26    6.234    2.804      1.016     14.845     8.036        6          21       6 Month LIBOR        0
 7,304,314.29    6.328    2.656      1.000     14.456     7.979        6          34       6 Month LIBOR        0
   526,317.15    6.672    2.405      1.000     14.267     8.267        6          21       6 Month LIBOR       12
 6,878,266.10    6.637    2.596      1.000     14.926     8.328        6          22       6 Month LIBOR       24
 1,811,135.46    7.722    3.000      1.000     16.647     9.835        6          21       6 Month LIBOR       36
   430,437.28    6.312    2.000      1.000     14.312     8.312        6          23       6 Month LIBOR       12
 1,409,869.01    6.145    2.325      1.000     14.032     8.032        6          22       6 Month LIBOR       24
   644,991.31    6.388    2.268      1.000     14.653     7.852        6          34       6 Month LIBOR       24
 9,730,014.32    6.479    2.190      1.000     14.450     8.367        6          34       6 Month LIBOR       36
   792,371.98    6.330    2.207      1.000     14.330     8.330        6          35       6 Month LIBOR       12
   394,953.34    6.467    3.000      1.000     13.896     7.896        6          32       6 Month LIBOR       24
 6,066,815.25    6.288    2.192      1.031     14.195     8.132        6          34       6 Month LIBOR       36
    82,978.72    6.290    1.000      1.000     15.000     8.000        6           2       6 Month LIBOR       36
   355,316.02    7.200    3.000      1.000     15.700     8.700        6          22       6 Month LIBOR       12
   626,928.72    5.434    2.294      1.000     14.056     7.762        6          22       6 Month LIBOR       24
   211,113.37    7.661    3.000      1.000     16.667     9.667        6          20       6 Month LIBOR       36
 3,195,930.09    5.962    2.114      1.000     13.877     7.860        6          34       6 Month LIBOR       36
 9,589,788.56    6.640    2.926      1.000     15.171     8.262        6          22       6 Month LIBOR       24
 1,659,888.34    6.762    3.000      1.000     15.262     8.262        6          21       6 Month LIBOR       24
   870,409.66    6.527    3.000      1.000     15.027     8.027        6          22       6 Month LIBOR       24
 4,309,648.04    6.618    2.910      1.000     15.028     8.154        6          34       6 Month LIBOR       36
 1,445,064.12    6.911    3.000      1.000     15.484     8.484        6          33       6 Month LIBOR       36
   112,484.32    6.540    3.000      1.000     15.040     8.040        6          21       6 Month LIBOR       24
   603,884.82    5.961    2.642      1.000     14.282     7.640        6          34       6 Month LIBOR       36
 1,902,531.11    6.364    2.660      1.000     15.164     8.309        6          22       6 Month LIBOR       12
 5,107,056.20    5.982    2.786      1.023     14.630     7.823        6          21       6 Month LIBOR       24
   454,981.65    6.333    3.000      1.000     15.665     7.316        6          22       6 Month LIBOR       36
 1,566,609.46    6.350    2.248      1.089     14.095     7.847        6          22       6 Month LIBOR       24
   200,131.78    5.800    2.000      1.000     13.800     7.800        6          34       6 Month LIBOR       12
   192,126.51    7.250    3.000      1.000     15.250     8.250        6          35       6 Month LIBOR       24
 5,092,270.40    6.174    2.145      1.000     14.217     8.008        6          34       6 Month LIBOR       36
   557,084.78    6.499    2.000      1.000     14.499     8.499        6          35       6 Month LIBOR       12
   346,381.93    6.950    3.000      1.000     14.000     7.654        6          34       6 Month LIBOR       24
 1,784,603.95    4.801    2.344      1.000     13.777     7.777        6          34       6 Month LIBOR       36
    48,791.10    6.160    1.000      1.000     15.150     8.150        6           4       6 Month LIBOR       24
   143,653.70    8.347    1.000      1.000     17.106    10.106        6           3       6 Month LIBOR       36
    93,515.94    5.924    3.000      1.000     14.900     7.900        6          21       6 Month LIBOR       12
 1,952,116.62    5.317    2.821      1.168     14.339     7.471        6          22       6 Month LIBOR       24
   116,589.59    4.410    3.000      1.000     13.400     6.400        6          22       6 Month LIBOR       36
   609,888.78    6.586    2.492      1.000     14.832     8.339        6          34       6 Month LIBOR       12
 1,998,341.50    5.482    2.077      1.038     13.760     7.683        6          34       6 Month LIBOR       36
   909,037.49    5.244    3.000      1.000     14.926     5.392        6          22       6 Month LIBOR       24
 2,743,931.82    7.013    3.000      1.000     15.592     8.612        6          22       6 Month LIBOR       24
   207,830.16    7.282    3.000      1.000     15.782     8.782        6          21       6 Month LIBOR       24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

               GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)    (MOS)       (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
   506,384.73     8.331      7.831       360        358            360              358            0             0
   221,634.04     8.790      8.290       360        357            480              477            0             0
    83,850.09     9.150      8.650       360        358            300              300           60            58
   219,631.80     6.990      6.490       360        358            360              358            0             0
 1,609,777.95     7.995      7.495       360        359            360              359            0             0
 1,014,464.23     7.345      6.845       360        358            480              478            0             0
   510,284.73     7.263      6.763       360        359            360              359            0             0
 2,424,109.04     7.421      6.921       360        359            360              359            0             0
   611,941.41     7.677      7.177       360        359            480              479            0             0
 2,179,691.69     7.629      7.129       360        359            480              479            0             0
   245,494.99     7.750      7.250       360        357            300              300           60            57
   803,606.08     7.464      6.964       360        358            300              300           60            58
   253,500.26     6.750      6.250       360        359            300              300           60            59
 1,610,701.64     7.631      7.131       360        359            300              300           60            59
   312,080.91     8.844      8.344       360        357            360              357            0             0
   181,582.70     8.091      7.591       360        357            360              357            0             0
   110,772.11     8.290      7.790       360        357            360              357            0             0
   108,353.38     8.650      8.150       360        357            480              477            0             0
   256,579.21     7.550      7.050       360        358            480              478            0             0
   296,605.56     8.590      8.090       360        358            300              300           60            58
   591,158.50     6.639      6.139       360        359            480              479            0             0
   285,316.08     8.250      7.750       360        359            360              359            0             0
 3,689,405.41     8.272      7.772       360        358            360              358            0             0
24,017,219.69     8.012      7.512       360        357            360              357            0             0
   507,448.11     7.472      6.972       360        356            360              356            0             0
   495,810.92     9.031      8.531       360        357            480              477            0             0
 5,597,643.46     7.587      7.087       360        358            480              478            0             0
 2,143,975.86     8.577      8.077       360        358            360              358            0             0
   426,845.17     7.920      7.420       360        359            360              359            0             0
21,280,818.61     7.962      7.462       360        358            360              358            0             0
   445,421.51     7.710      7.210       360        359            480              479            0             0
   402,008.30     7.785      7.285       360        359            480              479            0             0
12,915,476.50     7.816      7.316       360        358            480              478            0             0
   267,266.16     7.480      6.980       360        355            360              355            0             0
   982,031.26     7.853      7.353       360        358            300              300           60            58
 3,414,379.57     7.797      7.297       360        357            300              300           60            57
   647,399.06     7.948      7.448       360        355            300              300           60            55
   619,895.37     8.028      7.528       360        359            300              300           60            59
 5,280,604.34     7.571      7.071       360        358            300              300           60            58
   798,984.69     9.284      8.784       360        357            360              357            0             0
    63,631.64     9.500      9.000       360        359            480              479            0             0
    82,105.35     7.750      7.250       360        359            360              359            0             0
   104,153.61     8.400      7.900       360        351            360              351            0             0
   932,922.00     7.654      7.154       360        358            360              358            0             0
   128,289.60     8.480      7.980       360        358            480              478            0             0
15,015,176.17     7.910      7.410       360        358            360              358            0             0
 7,440,508.57     7.914      7.414       360        357            480              477            0             0
   256,579.21     7.590      7.090       360        359            360              359            0             0
 6,531,021.02     7.685      7.185       360        358            300              300           60            58
 1,857,053.75     8.239      7.739       360        358            360              358            0             0

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
   506,384.73    6.831    3.000      1.000     15.331     8.331        6          34       6 Month LIBOR       24
   221,634.04    7.290    3.000      1.000     15.790     8.790        6          33       6 Month LIBOR       24
    83,850.09    7.650    3.000      1.000     16.150     9.150        6          22       6 Month LIBOR       24
   219,631.80    3.000    3.000      1.000     13.990     6.990        6          22       6 Month LIBOR       12
 1,609,777.95    4.726    2.269      1.000     14.170     7.995        6          23       6 Month LIBOR       24
 1,014,464.23    3.118    2.470      1.000     13.646     7.345        6          22       6 Month LIBOR       24
   510,284.73    3.286    2.783      1.000     14.046     7.263        6          35       6 Month LIBOR       24
 2,424,109.04    4.879    2.155      1.000     13.576     7.421        6          35       6 Month LIBOR       36
   611,941.41    5.677    2.000      1.000     13.677     7.677        6          35       6 Month LIBOR       12
 2,179,691.69    5.629    2.000      1.000     13.629     7.629        6          35       6 Month LIBOR       36
   245,494.99    6.750    2.000      1.000     13.750     7.750        6          21       6 Month LIBOR       12
   803,606.08    5.658    2.387      1.000     13.851     7.464        6          22       6 Month LIBOR       24
   253,500.26    2.750    3.000      1.000     13.750     6.750        6          35       6 Month LIBOR       24
 1,610,701.64    5.631    2.000      1.000     13.631     7.631        6          35       6 Month LIBOR       36
   312,080.91    6.681    3.000      1.000     15.509     8.008        6          21       6 Month LIBOR       24
   181,582.70    5.671    3.000      1.000     14.091     6.823        6          33       6 Month LIBOR       36
   110,772.11    6.790    3.000      1.000     15.290     8.290        6          21       6 Month LIBOR       24
   108,353.38    7.150    3.000      1.000     15.650     8.650        6          33       6 Month LIBOR       36
   256,579.21    5.550    2.000      1.000     13.550     7.550        6          34       6 Month LIBOR       36
   296,605.56    5.090    2.000      1.000     14.590     8.590        6          22       6 Month LIBOR       24
   591,158.50    3.219    2.000      1.000     12.639     6.639        6          35       6 Month LIBOR       36
   285,316.08    4.750    2.000      1.000     14.250     8.250        6          35       6 Month LIBOR       24
 3,689,405.41    6.380    2.575      1.000     14.570     8.272        6          22       6 Month LIBOR       12
24,017,219.69    6.431    2.467      1.003     14.032     8.012        6          21       6 Month LIBOR       24
   507,448.11    6.580    3.000      1.000     13.472     7.472        6          20       6 Month LIBOR       36
   495,810.92    7.531    3.000      1.000     16.031     9.031        6          21       6 Month LIBOR       12
 5,597,643.46    5.789    2.435      1.000     13.587     7.587        6          22       6 Month LIBOR       24
 2,143,975.86    5.746    2.108      1.000     14.685     8.577        6          34       6 Month LIBOR       12
   426,845.17    5.920    2.000      1.000     13.920     7.920        6          35       6 Month LIBOR       24
21,280,818.61    6.054    2.178      1.000     13.966     7.962        6          34       6 Month LIBOR       36
   445,421.51    5.710    2.000      1.000     13.710     7.710        6          35       6 Month LIBOR       12
   402,008.30    5.785    2.000      1.000     13.785     7.785        6          35       6 Month LIBOR       24
12,915,476.50    5.912    2.140      1.000     13.816     7.816        6          34       6 Month LIBOR       36
   267,266.16    7.230    2.000      1.000     13.480     7.480        6           1       6 Month LIBOR       12
   982,031.26    5.790    2.000      1.000     13.853     7.853        6          22       6 Month LIBOR       12
 3,414,379.57    6.427    2.491      1.000     13.797     7.814        6          21       6 Month LIBOR       24
   647,399.06    7.074    3.000      1.000     13.948     7.948        6          19       6 Month LIBOR       36
   619,895.37    6.028    2.000      1.000     14.028     8.028        6          35       6 Month LIBOR       12
 5,280,604.34    5.718    2.270      1.000     13.571     7.571        6          34       6 Month LIBOR       36
   798,984.69    6.804    2.699      1.000     15.284     9.284        6          21       6 Month LIBOR       24
    63,631.64    7.500    2.000      1.000     15.500     9.500        6          23       6 Month LIBOR       24
    82,105.35    5.750    2.000      1.000     13.750     7.750        6          35       6 Month LIBOR       24
   104,153.61    6.430    3.000      1.000     14.400     8.400        6          15       6 Month LIBOR       36
   932,922.00    5.654    2.000      1.000     13.654     7.654        6          34       6 Month LIBOR       36
   128,289.60    6.480    2.000      1.000     14.480     8.480        6          34       6 Month LIBOR       36
15,015,176.17    6.384    3.000      1.000     14.910     7.910        6          22       6 Month LIBOR       24
 7,440,508.57    6.410    3.000      1.000     14.914     7.914        6          21       6 Month LIBOR       24
   256,579.21    6.090    3.000      1.000     14.590     7.590        6          35       6 Month LIBOR       24
 6,531,021.02    6.238    3.000      1.000     14.685     7.685        6          22       6 Month LIBOR       24
 1,857,053.75    6.647    2.929      1.000     15.168     8.239        6          34       6 Month LIBOR       36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

               GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL        REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)     (MOS)      (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
   322,622.93     8.039      7.539       360        358            480              478            0           0
   704,874.40     7.006      6.506       360        358            300              300           60          58
 4,898,554.10     8.466      7.966       360        359            360              359            0           0
 2,674,940.66     7.935      7.435       360        359            480              479            0           0
   104,616.88     8.200      7.700       360        358            360              358            0           0
   246,259.38     8.750      8.250       360        358            480              478            0           0
   127,187.44     7.875      7.375       360        357            480              477            0           0
   827,160.05     7.657      7.157       360        359            300              300           60          59
   205,519.95     7.250      6.750       360        359            300              300           60          59
 2,953,430.70     8.707      8.207       360        357            360              357            0           0
17,070,688.21     8.477      7.977       360        357            360              357            0           0
 1,030,426.05     8.820      8.320       360        356            360              356            0           0
   580,176.91     8.561      8.061       360        359            480              479            0           0
 7,442,298.72     7.777      7.277       360        358            480              478            0           0
   192,099.42    10.375      9.875       360        356            480              476            0           0
   708,608.13     8.560      8.060       360        358            360              358            0           0
   102,631.68     8.750      8.250       360        359            360              359            0           0
 9,369,200.69     7.935      7.435       360        358            360              358            0           0
   203,621.26     8.000      7.500       360        359            360              359            0           0
   443,056.42     8.374      7.874       360        357            480              477            0           0
 8,820,367.61     7.726      7.226       360        358            480              478            0           0
    77,956.58     8.900      8.400       360        357            360              357            0           0
   412,305.71     8.802      8.302       360        358            360              358            0           0
   427,048.73     6.651      6.151       360        356            360              356            0           0
   304,816.10     8.150      7.650       360        358            360              358            0           0
   807,423.98     6.937      6.437       360        350            336              336           24          14
 1,388,092.83     8.782      8.282       360        358            300              300           60          58
 6,949,105.23     7.883      7.383       360        357            300              300           60          57
   473,747.85     8.128      7.628       360        356            300              300           60          56
   488,013.65     8.655      8.155       360        359            300              300           60          59
   410,013.57     7.850      7.350       360        359            300              300           60          59
 5,108,450.98     7.383      6.883       360        359            300              300           60          59
   540,575.08     6.657      6.157       360        356            300              300           60          56
   300,507.06     8.280      7.780       360        356            360              356            0           0
 1,385,102.53     8.709      8.209       360        357            360              357            0           0
   188,842.30     7.125      6.625       360        358            480              478            0           0
   547,620.45     8.542      8.042       360        358            360              358            0           0
   117,308.01     8.990      8.490       360        359            480              479            0           0
   319,931.30     7.804      7.304       360        357            360              357            0           0
   153,657.43     6.300      5.800       360        356            360              356            0           0
   785,388.96     8.652      8.152       360        357            300              300           60          57
   899,258.81     8.166      7.666       360        356            300              300           60          56
   563,160.57     7.592      7.092       360        358            300              300           60          58
   377,171.44     7.990      7.490       360        359            300              300           60          59

                                                                                NUMBER OF
                                                                                 MONTHS                     ORIGINAL
                         INITIAL                                     RATE      UNTIL NEXT                   MONTHS TO
                 GROSS     RATE                                     CHANGE        RATE                       PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY    ADJUSTMENT                    PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
   322,622.93    6.300    3.000      1.000     14.561     8.039        6          34       6 Month LIBOR       36
   704,874.40    5.385    2.708      1.000     13.849     7.141        6          34       6 Month LIBOR       36
 4,898,554.10    7.131    3.000      1.124     15.270     8.466        6          23       6 Month LIBOR       24
 2,674,940.66    6.827    3.000      1.108     14.912     7.935        6          23       6 Month LIBOR       24
   104,616.88    6.950    3.000      1.000     14.200     8.200        6          34       6 Month LIBOR       36
   246,259.38    6.950    3.000      1.000     14.750     8.750        6          34       6 Month LIBOR       24
   127,187.44    6.875    3.000      1.000     13.875     7.875        6          33       6 Month LIBOR       36
   827,160.05    6.810    3.000      1.356     14.657     7.657        6          23       6 Month LIBOR       24
   205,519.95    6.750    3.000      1.500     14.250     7.250        6          35       6 Month LIBOR       36
 2,953,430.70    7.130    2.840      1.000     15.258     8.421        6          21       6 Month LIBOR       12
17,070,688.21    6.624    2.920      1.064     15.039     7.612        6          21       6 Month LIBOR       24
 1,030,426.05    6.657    2.602      1.000     15.423     8.102        6          20       6 Month LIBOR       36
   580,176.91    6.802    2.321      1.000     14.882     8.561        6          23       6 Month LIBOR       12
 7,442,298.72    6.422    2.700      1.099     14.389     7.720        6          22       6 Month LIBOR       24
   192,099.42    6.990    2.000      1.500     16.375    10.375        6          20       6 Month LIBOR       36
   708,608.13    6.936    2.273      1.000     14.560     8.391        6          34       6 Month LIBOR       12
   102,631.68    7.750    3.000      1.000     15.750     8.750        6          35       6 Month LIBOR       24
 9,369,200.69    6.210    2.604      1.008     14.228     7.559        6          34       6 Month LIBOR       36
   203,621.26    7.000    3.000      1.000     15.000     8.000        6          35       6 Month LIBOR        6
   443,056.42    6.097    2.356      1.000     14.374     8.338        6          33       6 Month LIBOR       24
 8,820,367.61    5.896    2.136      1.030     13.801     7.726        6          34       6 Month LIBOR       36
    77,956.58    7.190    3.000      1.000     15.900     8.900        6          57       6 Month LIBOR       24
   412,305.71    6.948    3.000      1.000     15.802     7.280        6          58       6 Month LIBOR       36
   427,048.73    5.018    1.000      1.000     13.651     6.651        6           2       6 Month LIBOR       24
   304,816.10    6.160    1.000      1.000     15.150     8.150        6           4       6 Month LIBOR       36
   807,423.98    5.396    2.664      1.000     13.601     6.506        6          14       6 Month LIBOR       24
 1,388,092.83    6.485    2.750      1.000     15.321     7.941        6          22       6 Month LIBOR       12
 6,949,105.23    6.464    2.854      1.082     14.498     7.742        6          21       6 Month LIBOR       24
   473,747.85    6.418    3.000      1.000     15.128     8.128        6          20       6 Month LIBOR       36
   488,013.65    6.659    2.411      1.000     15.066     8.655        6          35       6 Month LIBOR       12
   410,013.57    5.850    2.000      1.000     13.850     7.850        6          35       6 Month LIBOR       24
 5,108,450.98    5.383    2.000      1.000     13.383     7.383        6          35       6 Month LIBOR       36
   540,575.08    5.004    3.000      1.000     13.657     6.657        6          56       6 Month LIBOR       36
   300,507.06    8.030    2.000      2.000     14.280     8.280       12          20        1 Year LIBOR       24
 1,385,102.53    5.880    2.869      1.000     15.265     7.444        6          21       6 Month LIBOR       24
   188,842.30    6.625    3.000      1.500     14.125     7.125        6          22       6 Month LIBOR       24
   547,620.45    6.577    2.546      1.000     15.088     8.542        6          34       6 Month LIBOR       36
   117,308.01    6.990    2.000      1.000     14.990     8.990        6          35       6 Month LIBOR       36
   319,931.30    6.035    1.000      1.000     14.804     7.804        6           3       6 Month LIBOR       24
   153,657.43    4.699    1.000      1.000     13.300     6.300        6           2       6 Month LIBOR       36
   785,388.96    6.559    3.000      1.000     15.652     8.652        6          21       6 Month LIBOR       24
   899,258.81    6.456    3.000      1.000     15.166     8.166        6          20       6 Month LIBOR       36
   563,160.57    5.592    2.000      1.000     13.592     7.592        6          34       6 Month LIBOR       36
   377,171.44    5.990    2.000      1.000     13.990     7.990        6          35       6 Month LIBOR       12

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                        GROUP 2 FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                          ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  EXPIRATION
 ------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
    97,810.26    7.636     7.136      180       174           180             174           0          0          0
 1,940,382.64    8.206     7.706      360       357           360             357           0          0          0
   911,266.72    7.737     7.237      360       357           300             300          60         57          0
   108,109.76    9.590     9.090      180       174           360             354           0          0         60
 2,080,673.62    8.837     8.337      360       356           360             356           0          0         36
 1,282,858.04    7.585     7.085      360       357           480             477           0          0         36
   656,431.80    7.216     6.716      360       358           360             358           0          0         36
    61,579.01    9.500     9.000      360       357           300             300          60         57         36
   618,689.44    9.350     8.850      360       358           360             358           0          0         36
    74,708.91    8.950     8.450      360       353           360             353           0          0         60
   143,596.62    7.790     7.290      360       357           480             477           0          0         24
   290,303.34    7.928     7.428      360       358           360             358           0          0         24
   113,983.06    8.340     7.840      360       356           360             356           0          0         36
   773,514.47    7.041     6.541      360       359           360             359           0          0         36
   104,684.32   11.990    11.490      180       180           360             360           0          0         36
   113,321.11   10.690    10.190      180       176           360             356           0          0         60
   131,368.55    9.250     8.750      360       359           480             479           0          0         36
   210,311.36    6.850     6.350      360       357           480             477           0          0         60
    80,209.13    8.900     8.400      180       176           180             176           0          0         48
    97,249.06    8.750     8.250      240       235           240             235           0          0         48
 1,047,624.76    6.555     6.055      360       358           360             358           0          0         12
   256,141.44    8.970     8.470      360       357           360             357           0          0         24
 5,692,153.48    8.188     7.688      360       357           360             357           0          0         36
 2,265,314.75    7.934     7.434      360       356           360             356           0          0         60
    69,114.38   11.175    10.675      180       175           180             175           0          0         36
   230,797.84    8.250     7.750      360       356           480             476           0          0         60
    61,601.63    8.375     7.875      240       235           240             235           0          0         60
   267,868.69    8.350     7.850      360       358           480             478           0          0         36
   109,046.16    7.450     6.950      240       238           240             238           0          0         36
 1,399,884.75    7.903     7.403      360       357           360             357           0          0         36
   208,547.58    7.940     7.440      360       359           300             300          60         59         36
   107,620.40    8.750     8.250      180       177           360             357           0          0         36
   465,978.50    7.375     6.875      360       355           480             475           0          0         12
   659,305.93    6.400     5.900      360       358           480             478           0          0         36
 6,650,203.85    7.976     7.476      360       357           360             357           0          0         36
   347,510.88    7.875     7.375      360       358           300             300          60         58         36
   138,301.76    8.550     8.050      180       174           360             354           0          0         36
   189,001.03    6.500     6.000      360       353           360             353           0          0         24
   114,952.68    8.050     7.550      360       353           240             240          120       113         36
11,470,064.47   11.513    11.013      180       177           360             357           0          0          0

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                  GROUP 2 FIXED RATE MORTGAGE LOANS (CONTINUED)

                                                           ORIGINAL        REMAINING                          ORIGINAL
                                                         AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)   (MONTHS)  EXPIRATION
 -----------   --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
   65,383.06    10.600    10.100      180       176           180             176           0         0           0
  344,972.31    11.725    11.225      240       234           240             234           0         0           0
   59,186.59     9.990     9.490      360       355           360             355           0         0           0
   69,789.54    10.990    10.490      180       178           360             358           0         0          12
  197,703.78    12.552    12.052      180       176           360             356           0         0          24
1,565,427.05    11.471    10.971      180       179           360             359           0         0          36
  115,662.77    12.632    12.132      180       176           360             356           0         0          60
  136,154.27    11.478    10.978      180       179           360             359           0         0          24
  160,675.40    12.121    11.621      180       178           360             358           0         0          36
  165,647.54    11.408    10.908      180       178           360             358           0         0          12
  140,812.94    11.708    11.208      180       178           360             358           0         0          24
  340,860.35    12.119    11.619      180       178           360             358           0         0          36
   26,054.18     8.990     8.490      180       178           360             358           0         0          36
   71,842.18    10.250     9.750      180       179           360             359           0         0          36
   75,947.45    10.990    10.490      180       179           360             359           0         0          24
  789,225.33    11.998    11.498      180       179           360             359           0         0          12
2,241,332.76    11.581    11.081      180       177           360             357           0         0          24
2,409,036.75    11.049    10.549      180       178           360             358           0         0          36
  144,829.58    11.868    11.368      180       176           360             356           0         0          60
  124,163.81    11.119    10.619      240       238           240             238           0         0          36
   94,158.24    11.269    10.769      180       178           360             358           0         0          24
   64,202.30    10.883    10.383      180       178           360             358           0         0          36
  536,886.45    11.574    11.074      180       178           360             358           0         0          24
   40,026.36     8.820     8.320      180       178           360             358           0         0          36
  263,300.55    10.654    10.154      180       179           360             359           0         0          24
  190,831.30    11.384    10.884      360       359           360             359           0         0          12
1,030,119.19    10.819    10.319      360       359           360             359           0         0          24
  415,558.56    11.317    10.817      180       178           360             358           0         0          12
  104,684.32    11.375    10.875      180       178           360             358           0         0          13
2,928,779.45    11.312    10.812      180       177           360             357           0         0          24
2,627,865.82    11.389    10.889      180       179           360             359           0         0          36
   48,205.85    10.850    10.350      240       229           360             349           0         0          12
  173,447.54    11.432    10.932      360       360           360             360           0         0          12
2,575,681.36    10.966    10.466      360       358           360             358           0         0          24
   77,589.55    10.062     9.562      180       179           360             359           0         0          24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)    (MOS)       (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
   195,000.20    10.800     10.300       360        357            360              357            0           0
   919,878.45     8.145      7.645       360        356            360              356            0           0
24,247,663.02     8.774      8.274       360        356            360              356            0           0
 2,465,031.64     8.059      7.559       360        357            480              477            0           0
15,025,189.76     8.247      7.747       360        357            360              357            0           0
 7,571,229.18     8.023      7.523       360        358            480              478            0           0
   213,122.91     7.000      6.500       360        356            360              356            0           0
 8,474,864.61     8.393      7.893       360        356            300              300           60          56
 6,240,684.73     8.149      7.649       360        357            300              300           60          57
 5,404,728.16     8.492      7.992       360        356            360              356            0           0
 4,632,168.04     8.672      8.172       360        356            360              356            0           0
   467,769.46     8.290      7.790       360        357            360              357            0           0
   336,015.18     7.990      7.490       360        357            480              477            0           0
   873,656.31     8.464      7.964       360        358            480              478            0           0
   222,353.16     7.390      6.890       360        356            480              476            0           0
   676,342.79     8.375      7.875       360        359            360              359            0           0
   136,877.55     8.750      8.250       360        355            360              355            0           0
 3,935,249.14     8.467      7.967       360        358            360              358            0           0
 4,473,152.45     8.012      7.512       360        358            480              478            0           0
   569,822.99     7.695      7.195       360        357            360              357            0           0
    50,833.41     7.850      7.350       360        355            360              355            0           0
   838,376.15     7.449      6.949       360        357            360              357            0           0
   213,081.36     7.837      7.337       360        354            336              336           24          18
    97,500.10     9.350      8.850       360        356            300              300           60          56
 1,206,229.58     7.699      7.199       360        357            300              300           60          57
   341,662.62     8.122      7.622       360        356            300              300           60          56
   726,632.32     7.749      7.249       360        358            300              300           60          58
   245,494.99     8.750      8.250       360        359            300              300           60          59
 5,020,228.79     7.469      6.969       360        359            300              300           60          59
 4,236,657.41     8.230      7.730       360        357            360              357            0           0
 2,385,771.08     8.706      8.206       360        357            480              477            0           0
 1,249,700.84     8.223      7.723       360        357            300              300           60          57
   484,631.34     8.009      7.509       360        357            360              357            0           0
   721,019.64     8.355      7.855       360        357            480              477            0           0
   388,480.75     9.988      9.488       360        358            360              358            0           0
 2,907,749.45     8.807      8.307       360        356            360              356            0           0
   680,229.13     8.365      7.865       360        356            360              356            0           0
   169,034.38     8.750      8.250       360        359            480              479            0           0
   179,437.18     9.750      9.250       360        356            360              356            0           0
   464,901.00     8.219      7.719       360        358            360              358            0           0

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
   195,000.20   10.550    2.000      2.000     16.800    10.800       12          21        1 Year LIBOR       24
   919,878.45    7.275    2.000      2.000     14.145     8.145       12          20        1 Year LIBOR        0
24,247,663.02    6.436    2.945      1.000     15.481     8.318        6          20       6 Month LIBOR        0
 2,465,031.64    6.323    2.821      1.000     14.667     8.017        6          21       6 Month LIBOR        0
15,025,189.76    6.199    2.726      1.000     14.774     8.106        6          33       6 Month LIBOR        0
 7,571,229.18    6.327    2.513      1.000     14.104     8.023        6          34       6 Month LIBOR        0
   213,122.91    5.399    3.000      1.000     14.000     7.000        6          56       6 Month LIBOR        0
 8,474,864.61    6.618    2.913      1.000     14.878     8.123        6          20       6 Month LIBOR        0
 6,240,684.73    6.144    2.717      1.014     14.584     8.135        6          33       6 Month LIBOR        0
 5,404,728.16    6.646    2.911      1.000     15.111     8.492        6          20       6 Month LIBOR       24
 4,632,168.04    6.964    3.000      1.000     15.657     8.672        6          20       6 Month LIBOR       36
   467,769.46    6.623    3.000      1.000     14.290     8.290        6          21       6 Month LIBOR       60
   336,015.18    6.490    3.000      1.000     14.990     7.990        6          21       6 Month LIBOR       12
   873,656.31    6.603    2.278      1.000     14.741     8.464        6          22       6 Month LIBOR       24
   222,353.16    5.890    3.000      1.000     13.390     7.390        6          20       6 Month LIBOR       60
   676,342.79    6.669    2.587      1.000     14.962     8.375        6          35       6 Month LIBOR       12
   136,877.55    6.284    3.000      1.000     15.750     8.750        6          31       6 Month LIBOR       24
 3,935,249.14    6.487    2.237      1.000     14.704     8.467        6          34       6 Month LIBOR       36
 4,473,152.45    6.092    2.218      1.000     14.012     8.012        6          34       6 Month LIBOR       36
   569,822.99    6.017    3.000      1.000     14.695     7.695        6          57       6 Month LIBOR       36
    50,833.41    6.384    1.000      1.000     14.850     7.850        6           1       6 Month LIBOR       36
   838,376.15    5.949    2.000      1.000     13.449     7.449        6           3       6 Month LIBOR       60
   213,081.36    5.422    3.000      1.000     14.283     7.837        6          18       6 Month LIBOR       24
    97,500.10    7.749    3.000      1.000     16.350     9.350        6          20       6 Month LIBOR       12
 1,206,229.58    6.151    2.722      1.000     13.816     7.699        6          21       6 Month LIBOR       24
   341,662.62    6.464    3.000      1.125     15.122     8.122        6          20       6 Month LIBOR       36
   726,632.32    5.749    2.000      1.000     13.749     7.749        6          34       6 Month LIBOR       12
   245,494.99    6.750    2.000      1.000     14.750     8.750        6          35       6 Month LIBOR       24
 5,020,228.79    5.469    2.000      1.000     13.469     7.469        6          35       6 Month LIBOR       36
 4,236,657.41    6.691    3.000      1.000     15.230     8.230        6          21       6 Month LIBOR       24
 2,385,771.08    7.078    3.000      1.000     15.706     8.706        6          21       6 Month LIBOR       24
 1,249,700.84    6.723    3.000      1.000     15.223     8.223        6          21       6 Month LIBOR       24
   484,631.34    6.509    3.000      1.000     15.009     8.009        6          33       6 Month LIBOR       36
   721,019.64    6.855    3.000      1.000     15.355     8.355        6          33       6 Month LIBOR       36
   388,480.75    8.445    3.000      1.000     16.988     9.988        6          22       6 Month LIBOR       12
 2,907,749.45    7.241    2.964      1.049     15.364     8.734        6          20       6 Month LIBOR       24
   680,229.13    6.693    3.000      1.000     15.365     8.365        6          20       6 Month LIBOR       36
   169,034.38    6.750    2.000      1.000     14.750     8.750        6          23       6 Month LIBOR       24
   179,437.18    8.040    3.000      1.000     16.750     9.750        6          32       6 Month LIBOR       12
   464,901.00    6.219    2.000      1.000     14.219     8.219        6          34       6 Month LIBOR       36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

               GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)    (MOS)       (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
   332,526.65     7.990      7.490       360        358            480              478            0           0
   113,487.39     8.950      8.450       360        356            360              356            0           0
   554,211.09     6.950      6.450       360        352            336              336           24          16
   385,895.13     6.990      6.490       360        358            300              300           60          58
   685,754.77     8.852      8.352       360        357            300              300           60          57
    81,284.29     6.350      5.850       360        356            300              300           60          56
   276,695.02     7.625      7.125       360        359            300              300           60          59
 1,662,633.27     7.479      6.979       360        359            300              300           60          59
 1,837,724.62     8.384      7.884       360        357            360              357            0           0
   473,947.50     8.080      7.580       360        356            480              476            0           0
   552,769.66     8.602      8.102       360        357            360              357            0           0
   173,109.58     8.690      8.190       360        356            480              476            0           0
   234,000.24     7.740      7.240       360        358            300              300           60          58
   644,547.43     7.878      7.378       360        357            360              357            0           0
   566,526.89     7.750      7.250       360        360            480              480            0           0
   488,526.81     6.990      6.490       360        359            360              359            0           0
 1,450,596.21     7.268      6.768       360        358            360              358            0           0
   258,469.79     7.700      7.200       360        357            480              477            0           0
   340,737.19     7.890      7.390       360        359            300              300           60          59
   125,287.63     9.450      8.950       360        359            360              359            0           0
   104,273.79     6.425      5.925       360        358            300              300           60          58
   108,021.90     7.940      7.440       360        358            360              358            0           0
   441,816.79     8.790      8.290       360        355            480              475            0           0
   114,947.49     7.540      7.040       360        357            300              300           60          57
   213,473.90     7.540      7.040       360        358            360              358            0           0
   287,368.71     7.500      7.000       360        359            360              359            0           0
   303,789.78     7.500      7.000       360        359            360              359            0           0
   114,343.71     8.900      8.400       360        355            360              355            0           0
 4,354,741.48     8.461      7.961       360        357            360              357            0           0
 8,509,671.48     7.997      7.497       360        357            360              357            0           0
   820,704.53     8.112      7.612       360        355            360              355            0           0
 1,757,862.35     8.158      7.658       360        358            480              478            0           0
 5,414,713.28     7.415      6.915       360        358            480              478            0           0
 1,251,757.63     7.604      7.104       360        358            360              358            0           0
   687,991.49     8.113      7.613       360        359            360              359            0           0
 8,249,484.45     7.824      7.324       360        358            360              358            0           0
   185,284.54     7.550      7.050       360        356            360              356            0           0
   306,663.47     8.125      7.625       360        358            480              478            0           0
 5,852,948.69     7.819      7.319       360        358            480              478            0           0
 2,166,821.68     8.347      7.847       360        358            300              300           60          58

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
   332,526.65    5.990    2.000      1.000     13.990     7.990        6          34       6 Month LIBOR       36
   113,487.39    7.240    1.000      1.000     15.950     8.950        6           2       6 Month LIBOR       24
   554,211.09    4.895    3.000      1.000     13.950     6.950        6          16       6 Month LIBOR       36
   385,895.13    4.990    2.000      1.000     12.990     6.990        6          22       6 Month LIBOR       12
   685,754.77    7.041    2.651      1.000     15.504     8.852        6          21       6 Month LIBOR       24
    81,284.29    3.884    3.000      1.000     13.350     6.350        6          20       6 Month LIBOR       36
   276,695.02    5.625    2.000      1.000     13.625     7.625        6          35       6 Month LIBOR       12
 1,662,633.27    5.479    2.000      1.000     13.479     7.479        6          35       6 Month LIBOR       36
 1,837,724.62    6.858    3.000      1.000     15.384     8.384        6          21       6 Month LIBOR       24
   473,947.50    6.580    3.000      1.000     15.080     8.080        6          20       6 Month LIBOR       24
   552,769.66    6.946    3.000      1.000     15.602     8.602        6          33       6 Month LIBOR       24
   173,109.58    7.190    3.000      1.000     15.690     8.690        6          32       6 Month LIBOR       24
   234,000.24    6.240    3.000      1.000     14.740     7.740        6          22       6 Month LIBOR       24
   644,547.43    6.030    2.795      1.000     13.878     7.878        6          21       6 Month LIBOR       24
   566,526.89    5.750    2.000      1.000     13.750     7.750        6          24       6 Month LIBOR       12
   488,526.81    4.990    2.000      1.000     12.990     6.990        6          35       6 Month LIBOR       12
 1,450,596.21    3.562    2.420      1.000     13.688     7.268        6          34       6 Month LIBOR       36
   258,469.79    6.200    3.000      1.000     14.700     7.700        6          33       6 Month LIBOR       36
   340,737.19    5.890    2.000      1.000     13.890     7.890        6          35       6 Month LIBOR       36
   125,287.63    7.450    3.000      1.000     16.450     9.450        6          23       6 Month LIBOR       24
   104,273.79    4.425    2.000      1.000     12.425     6.425        6          34       6 Month LIBOR       36
   108,021.90    6.440    3.000      1.000     14.940     7.940        6          22       6 Month LIBOR       24
   441,816.79    7.290    3.000      1.000     15.790     8.790        6          19       6 Month LIBOR       24
   114,947.49    6.040    3.000      1.000     14.540     7.540        6          21       6 Month LIBOR       24
   213,473.90    6.040    3.000      1.000     14.540     7.540        6          34       6 Month LIBOR       36
   287,368.71    4.000    2.000      1.000     13.500     7.500        6          35       6 Month LIBOR       36
   303,789.78    4.000    2.000      1.000     13.500     7.500        6          23       6 Month LIBOR       24
   114,343.71    5.990    3.000      1.000     14.900     5.990        6          19       6 Month LIBOR       24
 4,354,741.48    6.745    2.776      1.000     14.948     8.461        6          21       6 Month LIBOR       12
 8,509,671.48    6.534    2.544      1.000     14.035     7.991        6          21       6 Month LIBOR       24
   820,704.53    6.293    3.000      1.000     14.112     8.112        6          19       6 Month LIBOR       60
 1,757,862.35    6.138    2.251      1.000     14.409     8.158        6          22       6 Month LIBOR       12
 5,414,713.28    5.634    2.377      1.000     13.415     7.415        6          22       6 Month LIBOR       24
 1,251,757.63    5.604    2.000      1.000     13.604     7.604        6          34       6 Month LIBOR       12
   687,991.49    6.113    2.000      1.000     14.113     8.113        6          35       6 Month LIBOR       24
 8,249,484.45    5.929    2.195      1.000     13.824     7.824        6          34       6 Month LIBOR       36
   185,284.54    6.050    3.000      1.000     13.550     7.550        6          32       6 Month LIBOR       60
   306,663.47    5.625    2.000      1.000     14.125     8.125        6          34       6 Month LIBOR       24
 5,852,948.69    6.000    2.248      1.000     13.819     7.819        6          34       6 Month LIBOR       36
 2,166,821.68    6.223    2.000      1.000     14.347     8.347        6          22       6 Month LIBOR       12

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

               GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)     (MOS)      (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
 7,888,882.62     7.520      7.020       360        356            300              300           60          56
   192,947.56     7.950      7.450       360        356            300              300           60          56
   398,715.88     7.127      6.627       360        359            300              300           60          59
   123,543.92     7.750      7.250       360        359            300              300           60          59
 3,805,355.31     7.437      6.937       360        358            300              300           60          58
   551,528.44     9.266      8.766       360        357            360              357            0           0
   212,447.58     7.350      6.850       360        359            480              479            0           0
   344,021.40     8.409      7.909       360        359            360              359            0           0
   293,508.21     7.612      7.112       360        358            480              478            0           0
 4,066,854.31     8.014      7.514       360        358            360              358            0           0
 3,477,731.39     8.131      7.631       360        357            480              477            0           0
 2,617,592.15     7.771      7.271       360        357            300              300           60          57
 1,045,594.98     7.522      7.022       360        358            360              358            0           0
   160,105.43     7.140      6.640       360        358            300              300           60          58
   101,004.97     8.250      7.750       360        359            360              359            0           0
 2,144,622.52     8.201      7.701       360        359            360              359            0           0
   763,342.62     7.720      7.220       360        359            480              479            0           0
 5,614,135.08     8.048      7.548       360        359            480              479            0           0
   230,801.90     7.900      7.400       360        358            480              478            0           0
   287,368.71     7.990      7.490       360        359            300              300           60          59
 1,469,069.91     8.640      8.140       360        359            300              300           60          59
   139,579.09     7.500      7.000       360        358            300              300           60          58
 2,839,243.78     8.331      7.831       360        357            360              357            0           0
22,727,905.13     8.482      7.982       360        356            360              356            0           0
 1,754,444.26     7.699      7.199       360        356            360              356            0           0
   889,467.43     8.535      8.035       360        358            480              478            0           0
 1,231,323.62     8.118      7.618       360        359            480              479            0           0
14,275,235.48     7.768      7.268       360        358            480              478            0           0
   502,681.10     9.010      8.510       360        358            360              358            0           0
 2,041,714.30     8.566      8.066       360        356            360              356            0           0
 6,289,714.28     7.644      7.144       360        358            480              478            0           0
   682,345.85     8.821      8.321       360        357            480              477            0           0
 1,306,549.92     7.695      7.195       360        356            360              356            0           0
   722,631.99     7.428      6.928       360        357            360              357            0           0
   745,687.47     6.173      5.673       360        356            360              356            0           0
   330,268.75     7.527      7.027       360        353            336              336           24          17
 1,933,580.91     7.780      7.280       360        357            300              300           60          57
   579,869.01     7.625      7.125       360        359            300              300           60          59
21,994,772.40     7.631      7.131       360        357            300              300           60          57

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
 7,888,882.62    6.414    2.784      1.017     13.579     7.520        6          20       6 Month LIBOR       24
   192,947.56    6.349    3.000      1.000     14.950     7.950        6          20       6 Month LIBOR       36
   398,715.88    5.127    2.000      1.000     13.127     7.127        6          35       6 Month LIBOR       12
   123,543.92    5.750    2.000      1.000     13.750     7.750        6          35       6 Month LIBOR       24
 3,805,355.31    5.824    2.408      1.000     13.437     7.437        6          34       6 Month LIBOR       36
   551,528.44    6.672    2.585      1.000     15.266     9.266        6          21       6 Month LIBOR       24
   212,447.58    5.350    2.000      1.000     13.350     7.350        6          23       6 Month LIBOR       24
   344,021.40    6.409    2.000      1.000     14.409     8.409        6          35       6 Month LIBOR       36
   293,508.21    5.997    2.385      1.000     13.612     7.612        6          34       6 Month LIBOR       36
 4,066,854.31    6.497    3.000      1.000     15.014     8.014        6          22       6 Month LIBOR       24
 3,477,731.39    6.648    3.000      1.000     15.131     8.131        6          21       6 Month LIBOR       24
 2,617,592.15    6.351    3.000      1.000     14.771     7.771        6          21       6 Month LIBOR       24
 1,045,594.98    6.022    3.000      1.000     14.522     7.522        6          34       6 Month LIBOR       36
   160,105.43    5.640    3.000      1.000     14.140     7.140        6          34       6 Month LIBOR       36
   101,004.97    6.250    2.000      1.000     14.250     8.250        6          23       6 Month LIBOR       24
 2,144,622.52    6.816    3.000      1.000     14.950     8.201        6          23       6 Month LIBOR       24
   763,342.62    6.470    3.000      1.000     14.720     7.720        6          23       6 Month LIBOR       12
 5,614,135.08    6.751    3.000      1.102     14.866     8.048        6          23       6 Month LIBOR       24
   230,801.90    6.900    3.000      1.000     13.900     7.900        6          34       6 Month LIBOR       24
   287,368.71    6.740    3.000      1.000     14.990     7.990        6          23       6 Month LIBOR       12
 1,469,069.91    7.405    3.000      1.172     15.640     8.640        6          23       6 Month LIBOR       24
   139,579.09    6.500    3.000      1.000     13.500     7.500        6          34       6 Month LIBOR       24
 2,839,243.78    6.430    2.841      1.000     14.962     7.904        6          21       6 Month LIBOR       12
22,727,905.13    6.805    2.978      1.049     15.305     7.889        6          20       6 Month LIBOR       24
 1,754,444.26    5.975    3.000      1.000     14.653     6.529        6          20       6 Month LIBOR       36
   889,467.43    6.725    2.424      1.000     14.535     8.535        6          22       6 Month LIBOR       12
 1,231,323.62    7.618    3.000      1.500     15.118     8.118        6          23       6 Month LIBOR       13
14,275,235.48    6.701    2.911      1.137     14.530     7.548        6          22       6 Month LIBOR       24
   502,681.10    7.443    3.000      1.000     16.010     9.010        6          34       6 Month LIBOR       12
 2,041,714.30    7.002    2.881      1.060     15.151     7.977        6          32       6 Month LIBOR       36
 6,289,714.28    5.873    2.196      1.022     13.688     7.644        6          34       6 Month LIBOR       36
   682,345.85    7.947    3.000      1.000     14.821     8.821        6          33       6 Month LIBOR       60
 1,306,549.92    5.961    3.000      1.000     14.695     7.159        6          56       6 Month LIBOR       36
   722,631.99    5.698    1.000      1.000     14.428     7.428        6           3       6 Month LIBOR       24
   745,687.47    4.521    1.000      1.000     13.173     6.173        6           2       6 Month LIBOR       36
   330,268.75    5.456    2.748      1.000     14.276     6.895        6          17       6 Month LIBOR       24
 1,933,580.91    6.468    2.779      1.000     14.138     7.780        6          21       6 Month LIBOR       12
   579,869.01    7.125    3.000      1.500     14.625     7.625        6          23       6 Month LIBOR       13
21,994,772.40    6.031    2.795      1.037     14.228     7.498        6          21       6 Month LIBOR       24

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

               GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)


                                                                ORIGINAL         REMAINING
                                                              AMORTIZATION     AMORTIZATION    ORIGINAL   REMAINING
                              NET     ORIGINAL   REMAINING        TERM             TERM           IO          IO
   CURRENT      MORTGAGE   MORTGAGE     TERM        TERM     (LESS IO TERM)   (LESS IO TERM)     TERM        TERM
 BALANCE ($)     RATE(%)    RATE(%)     (MOS)      (MOS)          (MOS)            (MOS)         (MOS)      (MOS)
 -----------    --------   --------   --------   ---------   --------------   --------------   --------   ---------
 2,491,384.11     7.530      7.030       360        357            300              300           60          57
   709,184.93     8.981      8.481       360        359            300              300           60          59
   469,862.21     7.375      6.875       360        355            300              300           60          55
 9,740,740.69     7.394      6.894       360        358            300              300           60          58
   300,385.49     6.950      6.450       360        356            300              300           60          56
 1,726,422.21     8.242      7.742       360        356            360              356            0           0
   572,099.62     7.887      7.387       360        357            360              357            0           0
   184,615.57     8.100      7.600       360        357            360              357            0           0
 1,299,277.10     8.235      7.735       360        356            300              300           60          56
   279,075.11     7.527      7.027       360        355            300              300           60          55
   170,779.12     7.600      7.100       360        358            300              300           60          58
   172,421.23     7.600      7.100       360        355            300              300           60          55

                                                                               NUMBER OF
                                                                                MONTHS                      ORIGINAL
                         INITIAL                                     RATE     UNTIL NEXT                    MONTHS TO
                 GROSS     RATE                                     CHANGE       RATE                        PREPAY
   CURRENT      MARGIN    CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                     PENALTY
 BALANCE ($)      (%)     CAP(%)     CAP(%)   RATE(%)   RATE(%)     (MOS)        DATE          INDEX       EXPIRATION
 -----------    ------   -------   --------   -------   -------   ---------   ----------   -------------   ----------
 2,491,384.11    5.836    3.000      1.000     14.530    7.530         6          21       6 Month LIBOR       36
   709,184.93    6.131    2.427      1.000     14.981    7.278         6          35       6 Month LIBOR       12
   469,862.21    7.125    3.000      1.500     14.375    7.375         6          31       6 Month LIBOR       24
 9,740,740.69    5.570    2.188      1.040     13.550    7.394         6          34       6 Month LIBOR       36
   300,385.49    5.349    3.000      1.000     13.950    6.950         6          56       6 Month LIBOR       36
 1,726,422.21    6.537    2.917      1.000     14.751    7.621         6          20       6 Month LIBOR       24
   572,099.62    6.204    3.000      1.000     14.887    7.887         6          33       6 Month LIBOR       36
   184,615.57    6.290    3.000      1.000     15.100    8.100         6          57       6 Month LIBOR       36
 1,299,277.10    6.383    3.000      1.064     14.656    6.945         6          20       6 Month LIBOR       24
   279,075.11    5.416    3.000      1.000     14.527    7.527         6          19       6 Month LIBOR       36
   170,779.12    5.610    3.000      1.000     14.600    7.600         6          34       6 Month LIBOR       36
   172,421.23    5.999    3.000      1.000     14.600    7.600         6          55       6 Month LIBOR       36

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     06/27/06          07/25/06      384,110,000         8.112              9.860
     07/25/06          08/25/06      380,726,258         7.314              9.860
     08/25/06          09/25/06      376,295,872         7.315              9.860
     09/25/06          10/25/06      370,822,262         7.564              9.860
     10/25/06          11/25/06      364,311,305         7.317              9.860
     11/25/06          12/25/06      356,777,031         7.565              9.860

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     06/27/06          07/25/06      281,015,000         8.289             10.500
     07/25/06          08/25/06      278,058,500         7.475             10.500
     08/25/06          09/25/06      274,323,541         7.477             10.500
     09/25/06          10/25/06      269,813,718         7.738             10.500
     10/25/06          11/25/06      264,537,172         7.484             10.500
     11/25/06          12/25/06      258,509,849         7.739             10.500

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

BEGINNING ACCRUAL   ENDING ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
-----------------   --------------   -----------   ----------------   ----------------
     06/27/06          07/25/06      153,425,000         7.742              8.920
     07/25/06          08/25/06      153,425,000         6.938              8.920
     08/25/06          09/25/06      153,425,000         6.939              8.920
     09/25/06          10/25/06      153,425,000         7.193              8.920
     10/25/06          11/25/06      153,425,000         6.943              8.920
     11/25/06          12/25/06      153,425,000         7.194              8.920

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                             SWAP CONTRACT SCHEDULE

                                                FIXED
         BEGINNING    ENDING      NOTIONAL     STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   RATE (%)
------   ---------   --------   -----------   --------
   1      06/27/06   07/25/06             0     0.000
   2      07/25/06   08/25/06             0     0.000
   3      08/25/06   09/25/06             0     0.000
   4      09/25/06   10/25/06             0     0.000
   5      10/25/06   11/25/06             0     0.000
   6      11/25/06   12/25/06             0     0.000
   7      12/25/06   01/25/07   724,308,597     5.370
   8      01/25/07   02/25/07   697,715,272     5.370
   9      02/25/07   03/25/07   668,820,673     5.370
  10      03/25/07   04/25/07   638,036,917     5.370
  11      04/25/07   05/25/07   605,829,749     5.370
  12      05/25/07   06/25/07   572,854,311     5.370
  13      06/25/07   07/25/07   540,234,112     5.370
  14      07/25/07   08/25/07   509,085,687     5.370
  15      08/25/07   09/25/07   479,880,746     5.370
  16      09/25/07   10/25/07   452,629,170     5.370
  17      10/25/07   11/25/07   427,223,322     5.370
  18      11/25/07   12/25/07   403,532,244     5.370
  19      12/25/07   01/25/08   381,342,805     5.370
  20      01/25/08   02/25/08   360,055,721     5.370
  21      02/25/08   03/25/08   338,477,704     5.370
  22      03/25/08   04/25/08   315,008,769     5.370
  23      04/25/08   05/25/08   288,547,243     5.370
  24      05/25/08   06/25/08   261,275,080     5.370
  25      06/25/08   07/25/08   236,903,509     5.370
  26      07/25/08   08/25/08   216,533,914     5.370
  27      08/25/08   09/25/08   199,524,424     5.370
  28      09/25/08   10/25/08   185,007,756     5.370
  29      10/25/08   11/25/08   172,270,085     5.370
  30      11/25/08   12/25/08   160,772,930     5.370
  31      12/25/08   01/25/09   153,844,893     5.370
  32      01/25/09   02/25/09   153,844,893     5.370
  33      02/25/09   03/25/09   150,344,939     5.370
  34      03/25/09   04/25/09   141,301,941     5.370
  35      04/25/09   05/25/09   131,761,678     5.370
  36      05/25/09   06/25/09   121,583,145     5.370
  37      06/25/09   07/25/09   111,628,540     5.370
  38      07/25/09   08/25/09   102,779,375     5.370
  39      08/25/09   09/25/09    95,323,094     5.370
  40      09/25/09   10/25/09    88,956,018     5.370
  41      10/25/09   11/25/09    83,363,539     5.370
  42      11/25/09   12/25/09    78,352,883     5.370
  43      12/25/09   01/25/10    73,837,526     5.370
  44      01/25/10   02/25/10    69,727,358     5.370
  45      02/25/10   03/25/10    65,972,308     5.370
  46      03/25/10   04/25/10    62,524,495     5.370
  47      04/25/10   05/25/10    59,346,211     5.370
  48      05/25/10   06/25/10    56,404,421     5.370
  49      06/25/10   07/25/10    53,672,892     5.370
  50      07/25/10   08/25/10    51,071,573     5.370
  51      08/25/10   09/25/10    48,606,038     5.370
  52      09/25/10   10/25/10    46,364,763     5.370
  53      10/25/10   11/25/10    44,172,989     5.370

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD      DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------   ----------   ---------------   ---------------
   1      7/25/2006        8.252              8.252
   2      8/25/2006        7.454             10.000
   3      9/25/2006        7.455             10.000
   4     10/25/2006        7.704             10.000
   5     11/25/2006        7.457             10.000
   6     12/25/2006        7.705             10.000
   7      1/25/2007        7.457             21.118
   8      2/25/2007        7.457             20.907
   9      3/25/2007        7.779             20.972
  10      4/25/2007        7.460             20.400
  11      5/25/2007        7.579             20.193
  12      6/25/2007        7.462             19.743
  13      7/25/2007        7.588             19.481
  14      8/25/2007        7.464             19.003
  15      9/25/2007        7.469             18.653
  16     10/25/2007        7.609             18.440
  17     11/25/2007        7.473             17.999
  18     12/25/2007        7.617             17.826
  19      1/25/2008        7.474             17.408
  20      2/25/2008        7.479             17.151
  21      3/25/2008        7.802             17.225
  22      4/25/2008        8.033             17.239
  23      5/25/2008        8.628             17.475
  24      6/25/2008        8.492             16.911
  25      7/25/2008        8.685             16.667
  26      8/25/2008        8.485             16.097
  27      9/25/2008        8.486             15.740
  28     10/25/2008        8.823             15.825
  29     11/25/2008        8.723             15.487
  30     12/25/2008        8.962             15.479
  31      1/25/2009        8.732             15.173
  32      2/25/2009        8.728             15.371
  33      3/25/2009        9.425             16.133
  34      4/25/2009        8.756             15.426
  35      5/25/2009        9.614             16.178
  36      6/25/2009        9.430             15.713
  37      7/25/2009        9.677             15.655
  38      8/25/2009        9.411             15.102
  39      9/25/2009        9.403             14.870
  40     10/25/2009        9.660             15.129
  41     11/25/2009        9.627             15.068
  42     12/25/2009        9.920             15.258
  43      1/25/2010        9.634             14.820
  44      2/25/2010        9.623             14.688
  45      3/25/2010       10.492             15.530
  46      4/25/2010        9.603             14.576
  47      5/25/2010        9.921             15.132
  48      6/25/2010        9.639             14.762
  49      7/25/2010        9.908             14.983
  50      8/25/2010        9.615             14.574
  51      9/25/2010        9.604             14.484
  52     10/25/2010        9.874             14.722
  53     11/25/2010        9.580             14.557
  54     12/25/2010        9.887             11.354
  55      1/25/2011        9.556             10.966
  56      2/25/2011        9.544             10.945
  57      3/25/2011       10.556             12.097
  58      4/25/2011        9.522             10.908
  59      5/25/2011        9.830             11.450
  60      6/25/2011        9.501             11.087
  61      7/25/2011        9.805             11.433
  62      8/25/2011        9.476             11.041
  63      9/25/2011        9.464             11.018
  64     10/25/2011        9.767             11.362
  65     11/25/2011        9.440             10.973
  66     12/25/2011        9.742             11.314
  67      1/25/2012        9.415             10.926
  68      2/25/2012        9.403             10.903
  69      3/25/2012       10.038             11.630
  70      4/25/2012        9.378             10.857
  71      5/25/2012        9.678             11.195
  72      6/25/2012        9.353             10.810
  73      7/25/2012        9.652             11.146
  74      8/25/2012        9.328             10.763
  75      9/25/2012        9.316             10.741
  76     10/25/2012        9.614             11.074
  77     11/25/2012        9.291             10.694
  78     12/25/2012        9.588             11.027
  79      1/25/2013          ***             10.647

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, over
     (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD      DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------   ----------   ---------------   ---------------
   1      7/25/2006         8.419             8.419
   2      8/25/2006         7.605            10.630
   3      9/25/2006         7.607            10.630
   4     10/25/2006         7.868            10.630
   5     11/25/2006         7.614            10.630
   6     12/25/2006         7.869            10.630
   7      1/25/2007         7.616            21.277
   8      2/25/2007         7.617            21.067
   9      3/25/2007         7.958            21.151
  10      4/25/2007         7.627            20.566
  11      5/25/2007         7.753            20.367
  12      6/25/2007         7.632            19.913
  13      7/25/2007         7.766            19.658
  14      8/25/2007         7.637            19.176
  15      9/25/2007         7.642            18.826
  16     10/25/2007         7.792            18.624
  17     11/25/2007         7.656            18.182
  18     12/25/2007         7.810            18.019
  19      1/25/2008         7.665            17.599
  20      2/25/2008         7.679            17.352
  21      3/25/2008         8.646            18.069
  22      4/25/2008         8.761            17.969
  23      5/25/2008         9.190            18.034
  24      6/25/2008         9.089            17.506
  25      7/25/2008         9.319            17.298
  26      8/25/2008         9.106            16.717
  27      9/25/2008         9.225            16.562
  28     10/25/2008         9.615            16.650
  29     11/25/2008         9.454            16.227
  30     12/25/2008         9.740            16.264
  31      1/25/2009         9.489            15.938
  32      2/25/2009         9.491            16.146
  33      3/25/2009        10.302            17.226
  34      4/25/2009         9.692            16.541
  35      5/25/2009        10.300            16.980
  36      6/25/2009        10.087            16.495
  37      7/25/2009        10.362            16.470
  38      8/25/2009        10.080            15.900
  39      9/25/2009        10.080            15.866
  40     10/25/2009        10.402            16.192
  41     11/25/2009        10.244            15.928
  42     12/25/2009        10.559            16.160
  43      1/25/2010        10.258            15.699
  44      2/25/2010        10.252            15.575
  45      3/25/2010        11.193            16.655
  46      4/25/2010        10.243            15.651
  47      5/25/2010        10.579            16.076
  48      6/25/2010        10.281            15.682
  49      7/25/2010        10.577            15.940
  50      8/25/2010        10.268            15.507
  51      9/25/2010        10.261            15.426
  52     10/25/2010        10.558            15.753
  53     11/25/2010        10.247            15.453
  54     12/25/2010        10.582            12.281
  55      1/25/2011        10.233            11.869
  56      2/25/2011        10.228            11.855
  57      3/25/2011        11.328            13.123
  58      4/25/2011        10.229            11.881
  59      5/25/2011        10.563            12.362
  60      6/25/2011        10.215            11.971
  61      7/25/2011        10.548            12.352
  62      8/25/2011        10.201            11.937
  63      9/25/2011        10.196            11.923
  64     10/25/2011        10.529            12.303
  65     11/25/2011        10.182            11.889
  66     12/25/2011        10.514            12.267
  67      1/25/2012        10.168            11.853
  68      2/25/2012        10.160            11.836
  69      3/25/2012        10.853            12.636
  70      4/25/2012        10.145            11.804
  71      5/25/2012        10.475            12.179
  72      6/25/2012        10.130            11.768
  73      7/25/2012        10.460            12.141
  74      8/25/2012        10.115            11.732
  75      9/25/2012        10.107            11.716
  76     10/25/2012        10.436            12.089
  77     11/25/2012        10.092            11.681
  78     12/25/2012        10.420            12.051
  79      1/25/2013           ***            11.644

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, over
     (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

           PAYMENT    AVAILABLE FUNDS   AVAILABLE FUNDS
PERIOD      DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------   ----------   ---------------   ---------------
   1      7/25/2006         8.322             8.322
   2      8/25/2006         7.518             9.500
   3      9/25/2006         7.519             9.500
   4     10/25/2006         7.773             9.500
   5     11/25/2006         7.523             9.500
   6     12/25/2006         7.774             9.500
   7      1/25/2007         7.524            21.185
   8      2/25/2007         7.525            20.975
   9      3/25/2007         7.855            21.048
  10      4/25/2007         7.530            20.470
  11      5/25/2007         7.653            20.267
  12      6/25/2007         7.534            19.815
  13      7/25/2007         7.664            19.556
  14      8/25/2007         7.537            19.076
  15      9/25/2007         7.542            18.726
  16     10/25/2007         7.686            18.518
  17     11/25/2007         7.550            18.077
  18     12/25/2007         7.699            17.908
  19      1/25/2008         7.555            17.489
  20      2/25/2008         7.563            17.236
  21      3/25/2008         8.159            17.582
  22      4/25/2008         8.341            17.547
  23      5/25/2008         8.865            17.711
  24      6/25/2008         8.744            17.162
  25      7/25/2008         8.952            16.934
  26      8/25/2008         8.747            16.359
  27      9/25/2008         8.798            16.087
  28     10/25/2008         9.157            16.173
  29     11/25/2008         9.032            15.800
  30     12/25/2008         9.291            15.810
  31      1/25/2009         9.052            15.496
  32      2/25/2009         9.050            15.699
  33      3/25/2009         9.796            16.595
  34      4/25/2009         9.151            15.897
  35      5/25/2009         9.904            16.517
  36      6/25/2009         9.708            16.044
  37      7/25/2009         9.967            15.999
  38      8/25/2009         9.694            15.439
  39      9/25/2009         9.689            15.291
  40     10/25/2009         9.974            15.579
  41     11/25/2009         9.888            15.432
  42     12/25/2009        10.191            15.639
  43      1/25/2010         9.898            15.192
  44      2/25/2010         9.890            15.064
  45      3/25/2010        10.790            16.007
  46      4/25/2010         9.875            15.032
  47      5/25/2010        10.200            15.533
  48      6/25/2010         9.912            15.153
  49      7/25/2010        10.193            15.391
  50      8/25/2010         9.894            14.972
  51      9/25/2010         9.884            14.886
  52     10/25/2010        10.166            15.162
  53     11/25/2010         9.865            14.940
  54     12/25/2010        10.184            11.751
  55      1/25/2011         9.846            11.353
  56      2/25/2011         9.837            11.335
  57      3/25/2011        10.887            12.537
  58      4/25/2011         9.826            11.326
  59      5/25/2011        10.145            11.842
  60      6/25/2011         9.808            11.468
  61      7/25/2011        10.125            11.829
  62      8/25/2011         9.789            11.427
  63      9/25/2011         9.780            11.409
  64     10/25/2011        10.097            11.769
  65     11/25/2011         9.762            11.369
  66     12/25/2011        10.077            11.727
  67      1/25/2012         9.742            11.328
  68      2/25/2012         9.732            11.308
  69      3/25/2012        10.393            12.068
  70      4/25/2012         9.713            11.270
  71      5/25/2012        10.026            11.625
  72      6/25/2012         9.693            11.229
  73      7/25/2012        10.006            11.582
  74      8/25/2012         9.674            11.188
  75      9/25/2012         9.664            11.170
  76     10/25/2012         9.976            11.521
  77     11/25/2012         9.644            11.130
  78     12/25/2012         9.956            11.480
  79      1/25/2013           ***            11.089

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 12 month LIBOR remain constant at 5.2172%, 5.4189% and 5.5177%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                         DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED          0%             80%            100%            150%            200%
----------------    -------------   -------------   -------------   -------------   -------------
CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN            15              15             15              15              15
WAL (YRS)               28.18            4.91           3.50            1.90            1.53
MOD DURN (YRS)          14.27            4.23           3.13            1.78            1.45
PRINCIPAL WINDOW    Jun32 - Apr36   May09 - Apr14   Oct08 - Jul12   Feb08 - Aug08   Oct07 - Mar08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN            24              24             24              24              24
WAL (YRS)               29.83            8.29           6.46            2.38            1.78
MOD DURN (YRS)          14.47            6.58           5.38            2.21            1.68
PRINCIPAL WINDOW    Apr36 - Apr36   Apr14 - Oct14   Jul12 - Dec12   Aug08 - Jan09   Mar08 - Apr08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN            30              30             30              30              30
WAL (YRS)               28.10            5.51           4.78            3.99            2.58
MOD DURN (YRS)          14.01            4.62           4.13            3.54            2.38
PRINCIPAL WINDOW    Feb31 - Apr36   Oct09 - Oct14   Mar10 - Dec12   Jun10 - Jun10   Jan09 - Jan09

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN            32              32             32              32               32
WAL (YRS)               28.10            5.49           4.65            3.99             2.58
MOD DURN (YRS)          13.98            4.60           4.02            3.54             2.38
PRINCIPAL WINDOW    Feb31 - Apr36   Sep09 - Oct14   Jan10 - Dec12   Jun10 - Jun10   Jan09 - Jan09

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN            35              35             35              35              35
WAL (YRS)               28.10            5.49           4.59            3.87            2.49
MOD DURN (YRS)          13.93            4.59           3.97            3.44            2.30
PRINCIPAL WINDOW    Feb31 - Apr36   Aug09 - Oct14   Dec09 - Dec12   Feb10 - Jun10   Oct08 - Jan09

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN            40              40             40              40              40
WAL (YRS)               28.10            5.48           4.55            3.65            2.33
MOD DURN (YRS)          13.86            4.58           3.93            3.26            2.16
PRINCIPAL WINDOW    Feb31 - Apr36   Aug09 - Oct14   Nov09 - Dec12   Nov09 - Jun10   Aug08 - Jan09

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN            45              45             45              45              45
WAL (YRS)               28.10            5.48           4.52            3.50            2.23
MOD DURN (YRS)          13.78            4.57           3.90            3.13            2.07
PRINCIPAL WINDOW    Feb31 - Apr36   Aug09 - Oct14   Oct09 - Dec12   Sep09 - Jun10   Jul08 - Jan09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                    DISCOUNT MARGIN TABLE (TO CALL) - CONTINUED

PREPAYMENT SPEED          0%             80%            100%            150%            200%
----------------    -------------   -------------   -------------   -------------   -------------
CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN            52              52             52              52              52
WAL (YRS)               28.10            5.48           4.50            3.39            2.19
MOD DURN (YRS)          13.68            4.56           3.87            3.04            2.04
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Oct14   Sep09 - Dec12   Jul09 - Jun10   Jun08 - Jan09

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           100             100            100             100             100
WAL (YRS)               28.10            5.47           4.48            3.30            2.15
MOD DURN (YRS)          12.99            4.48           3.81            2.94            1.98
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Oct14   Sep09 - Dec12   Jun09 - Jun10   Jun08 - Jan09

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN           115             115            115             115             115
WAL (YRS)               28.10            5.47           4.45            3.24            2.15
MOD DURN (YRS)          12.78            4.46           3.77            2.87            1.97
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Oct14   Aug09 - Dec12   May09 - Jun10   Jun08 - Jan09

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN           210             210            210             210             210
WAL (YRS)               28.10            5.47           4.45            3.19            2.11
MOD DURN (YRS)          11.59            4.32           3.68            2.78            1.91
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Oct14   Aug09 - Dec12   Apr09 - Jun10   May08 - Jan09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED          0%             80%            100%            150%            200%
----------------    -------------   -------------   -------------   -------------   -------------
CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN            15             15              15              15               15
WAL (YRS)               28.18           4.91            3.50            1.90             1.53
MOD DURN (YRS)          14.27           4.23            3.13            1.78             1.45
PRINCIPAL WINDOW    Jun32 - Apr36   May09 - Apr14   Oct08 - Jul12   Feb08 - Aug08   Oct07 - Mar08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN            24             28              28              24               24
WAL (YRS)               29.84          10.79            8.44            2.38             1.78
MOD DURN (YRS)          14.47           7.96            6.61            2.21             1.68
PRINCIPAL WINDOW    Apr36 - May36   Apr14 - Feb23   Jul12 - May20   Aug08 - Jan09   Mar08 - Apr08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN            30             31              31              35               36
WAL (YRS)               28.10           6.15            5.32            6.85             4.67
MOD DURN (YRS)          14.01           4.97            4.46            5.59             4.04
PRINCIPAL WINDOW    Feb31 - May36   Oct09 - May22   Mar10 - Oct19   Jun11 - Dec16   Oct09 - Nov13

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN            32             33              33              34               34
WAL (YRS)               28.10           6.12            5.18            4.72             3.09
MOD DURN (YRS)          13.98           4.94            4.35            4.09             2.80
PRINCIPAL WINDOW    Feb31 - May36   Sep09 - Aug21   Jan10 - Mar19   Jun10 - Jul14   Jan09 - Jan12

CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN            35             36              36              36               36
WAL (YRS)               28.10           6.10            5.09            4.19             2.72
MOD DURN (YRS)          13.93           4.93            4.28            3.68             2.49
PRINCIPAL WINDOW    Feb31 - May36   Aug09 - Mar21   Dec09 - Jul18   Feb10 - Jan14   Oct08 - Sep11

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN            40             41              41              41               42
WAL (YRS)               28.10           6.08            5.04            3.96             2.56
MOD DURN (YRS)          13.86           4.91            4.23            3.49             2.35
PRINCIPAL WINDOW    Feb31 - Apr36   Aug09 - Jan21   Nov09 - Jan18   Nov09 - Oct13   Aug08 - Jun11

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN            45             46              47              46               47
WAL (YRS)               28.10           6.05            4.98            3.79             2.45
MOD DURN (YRS)          13.78           4.89            4.19            3.35             2.25
PRINCIPAL WINDOW    Feb31 - Apr36   Aug09 - Jun20   Oct09 - Jul17   Sep09 - Jun13   Jul08 - Mar11

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                 DISCOUNT MARGIN TABLE (TO MATURITY) - CONTINUED

PREPAYMENT SPEED          0%             80%            100%            150%            200%
----------------    -------------   -------------   -------------   -------------   -------------
CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN            52             54              54              54               54
WAL (YRS)               28.10           6.01            4.93            3.67             2.39
MOD DURN (YRS)          13.68           4.85            4.15            3.25             2.20
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Oct19   Sep09 - Jan17   Jul09 - Jan13   Jun08 - Dec10

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           100            103             103             103              103
WAL (YRS)               28.10           5.95            4.88            3.55             2.32
MOD DURN (YRS)          12.99           4.74            4.05            3.12             2.12
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Feb19   Sep09 - Jun16   Jun09 - Sep12   Jun08 - Aug10

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN           115            118             118             118              118
WAL (YRS)               28.10           5.88            4.79            3.44             2.29
MOD DURN (YRS)          12.78           4.68            3.98            3.03             2.09
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Mar18   Aug09 - Sep15   May09 - Mar12   Jun08 - Apr10

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN           210            214             214             214              215
WAL (YRS)               28.10           5.77            4.70            3.34             2.22
MOD DURN (YRS)          11.59           4.48            3.82            2.89             2.00
PRINCIPAL WINDOW    Feb31 - Apr36   Jul09 - Mar17   Aug09 - Dec14   Apr09 - Sep11   May08 - Dec09

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                              FORWARD LIBOR
                        ---------------------------------------------------------
                        35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY
                        -----------------   -----------------   -----------------
CLASS M-1   CDR Break         37.57%              26.58%              20.57%
            Cum Loss          21.52%              22.55%              23.29%
CLASS M-2   CDR Break         29.95%              21.78%              17.11%
            Cum Loss          18.88%              19.81%              20.46%
CLASS M-3   CDR Break         26.06%              19.23%              15.23%
            Cum Loss          17.32%              18.19%              18.79%
CLASS M-4   CDR Break         22.81%              17.03%              13.59%
            Cum Loss          15.89%              16.68%              17.25%
CLASS M-5   CDR Break         20.00%              15.09%              12.12%
            Cum Loss          14.54%              15.27%              15.79%
CLASS M-6   CDR Break         17.61%              13.41%              10.83%
            Cum Loss          13.29%              13.97%              14.44%
CLASS B-1   CDR Break         15.32%              11.76%               9.54%
            Cum Loss          12.01%              12.61%              13.03%
CLASS B-2   CDR Break         13.38%              10.34%               8.43%
            Cum Loss          10.84%              11.38%              11.76%
CLASS B-3   CDR Break         12.11%               9.42%               7.71%
            Cum Loss          10.04%              10.55%              10.91%

                                  [BAR CHART]

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                         FREE WRITING PROSPECTUS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SURF 2006-BC3

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML =5.2172%, 6ML = 5.4189% and 12ML = 5.5177%) and
forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and any Net Swap Payments, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

          EXCESS SPREAD IN BPS   EXCESS SPREAD IN BPS
 PERIOD      (STATIC LIBOR)          (FRWD LIBOR)
 ------   --------------------   --------------------
Avg yr1           254                     245
Avg yr2           295                     293
Avg yr3           458                     451
Avg yr4           532                     521
Avg yr5           535                     519

          EXCESS                                   EXCESS
          SPREAD                                   SPREAD
          IN BPS   1 MONTH   6 MONTH   12 MONTH    IN BPS
         (STATIC   FORWARD   FORWARD    FORWARD   (FORWARD
PERIOD    LIBOR)    LIBOR     LIBOR      LIBOR     LIBOR)
------   -------   -------   -------   --------   --------
   1        *      5.2172%   5.4189%    5.5177%       *
   2       247     5.3183%   5.4555%    5.5273%      236
   3       247     5.3668%   5.4756%    5.5271%      231
   4       266     5.3852%   5.4826%    5.5220%      249
   5       248     5.4362%   5.4852%    5.5140%      225
   6       266     5.4362%   5.4796%    5.5020%      244
   7       251     5.4180%   5.4665%    5.4891%      250
   8       251     5.4391%   5.4495%    5.4762%      250
   9       258     5.4126%   5.4275%    5.4612%      256
  10       253     5.3990%   5.4113%    5.4498%      251
  11       256     5.4016%   5.3931%    5.4363%      254
  12       254     5.3583%   5.3757%    5.4235%      252
  13       259     5.3205%   5.3631%    5.4193%      257
  14       256     5.3133%   5.3555%    5.4218%      254
  15       257     5.3069%   5.3483%    5.4254%      255
  16       263     5.2984%   5.3399%    5.4301%      261
  17       259     5.2924%   5.3335%    5.4347%      258
  18       266     5.2847%   5.3256%    5.4413%      264
  19       261     5.2775%   5.3304%    5.4472%      260
  20       263     5.2707%   5.3421%    5.4539%      262
  21       307     5.2634%   5.3568%    5.4622%      305
  22       351     5.2561%   5.3742%    5.4697%      350
  23       397     5.2491%   5.3899%    5.4782%      395
  24       400     5.3062%   5.4093%    5.4876%      396
  25       411     5.3541%   5.4172%    5.4959%      405
  26       405     5.3554%   5.4182%    5.5020%      399
  27       412     5.3561%   5.4191%    5.5099%      406
  28       439     5.3564%   5.4183%    5.5156%      432
  29       443     5.3581%   5.4185%    5.5224%      435
  30       458     5.3573%   5.4191%    5.5300%      450
  31       449     5.3580%   5.4252%    5.5366%      442
  32       451     5.3586%   5.4366%    5.5440%      444
  33       486     5.3571%   5.4504%    5.5518%      479
  34       468     5.3582%   5.4633%    5.5588%      461
  35       538     5.3577%   5.4756%    5.5664%      532
  36       537     5.3951%   5.4899%    5.5750%      529
  37       551     5.4275%   5.4966%    5.5814%      541
  38       505     5.4314%   5.4993%    5.5885%      493
  39       503     5.4331%   5.5016%    5.5963%      492
  40       519     5.4348%   5.5021%    5.6033%      508
  41       528     5.4378%   5.5044%    5.6104%      517
  42       543     5.4390%   5.5061%    5.6181%      533
  43       530     5.4413%   5.5126%    5.6250%      518
  44       529     5.4430%   5.5239%    5.6335%      517
  45       568     5.4433%   5.5368%    5.6399%      558
  46       528     5.4459%   5.5492%    5.6467%      517
  47       545     5.4477%   5.5611%    5.6556%      538
  48       532     5.4810%   5.5747%    5.6619%      522
  49       545     5.5097%   5.5813%    5.6680%      533
  50       530     5.5134%   5.5851%    5.6733%      518
  51       529     5.5157%   5.5865%    5.6788%      517
  52       542     5.5177%   5.5873%    5.6840%      531
  53       527     5.5204%   5.5911%    5.6901%      515
  54       544     5.5221%   5.5916%    5.6941%      525
  55       524     5.5255%   5.5965%    5.6990%      504
  56       523     5.5266%   5.6052%    5.7043%      502
  57       578     5.5269%   5.6122%    5.7088%      561
  58       521     5.5310%   5.6212%    5.7137%      501
  59       539     5.5308%   5.6295%    5.7189%      521
  60       519     5.5526%   5.6372%    5.7231%      498
  61       537     5.5706%   5.6413%    5.7279%      515
  62       517     5.5729%   5.6437%    5.7333%      493
  63       516     5.5747%   5.6447%    5.7377%      492
  64       533     5.5767%   5.6450%    5.7437%      511
  65       513     5.5782%   5.6467%    5.7475%      491
  66       531     5.5785%   5.6471%    5.7524%      509
  67       511     5.5806%   5.6524%    5.7574%      488
  68       510     5.5812%   5.6603%    5.7611%      486
  69       546     5.5811%   5.6682%    5.7654%      525
  70       507     5.5832%   5.6781%    5.7691%      484
  71       525     5.5829%   5.6849%    5.7735%      504
  72       505     5.6072%   5.6935%    5.7775%      480
  73       522     5.6274%   5.6976%    5.7825%      497
  74       502     5.6284%   5.6978%    5.7849%      475
  75       501     5.6301%   5.6983%    5.7881%      474
  76       518     5.6295%   5.6977%    5.7917%      493
  77       499     5.6309%   5.6980%    5.7945%      472
  78       516     5.6309%   5.6976%    5.7988%      491

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


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